As filed with the Securities and Exchange Commission on April 30, 2007.

                                                     Commission File No. 2-85378
                                                    Commission File No. 811-3462

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No. 57

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 57

                                 The Flex-funds
               (Exact Name of Registrant as Specified in Charter)

             P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code: (614) 766-7000

    Terra D. Case, Associate General Counsel - Meeder Asset Management, Inc.
             P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017
                     (Name and Address of Agent for Service)

      APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that this filing will become effective (check appropriate box).

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |X|   on April 30, 2007 pursuant to paragraph (b) of Rule 485.

      |_|   60 days after filing pursuant to paragraph (a)(1).

      |_|   on (date) pursuant to paragraph (a)(1).

      |_|   75 days after filing pursuant to paragraph (a)(2).

      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      |_| This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

The Flex-funds

Investor Guide

April 30, 2007
--------------------------------------------------------------------------------

                                      The Flex-funds
                                      Managed by Meeder Asset Management, Inc.
                                      6125 Memorial Drive, Dublin Ohio, 43017
                                      Call Toll Free 800-325-3539 | 614-760-2159
                                      Fax: 614-766-6669 | www.flexfunds.com
                                      Email: flexfunds@meederfinancial.com

                                 The Flex-funds

                     Notice of Privacy Policy and Procedures
--------------------------------------------------------------------------------

In order to enhance our ability to provide you with the best service possible, Meeder Asset Management, Inc. and The Flex-funds (referred to as "we" or "us") collects, uses, and shares certain information about you. The practices described in this policy are applicable to all consumers, including current and former customers, who do business with us. We make reference to our "affiliates" in this policy. Affiliates are companies related to us by common control, including Meeder Financial, Inc. and its subsidiaries.

A.    INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about Meeder Asset Management, Inc. and The Flex-funds customers to help service and manage your account and to assist in offering services and products you may find valuable. We collect this information from a variety of sources, including:

o Information we receive from you on forms (e.g., your name, address, date of birth, social security number, and investment information);

o Information about your transactions and experiences with us and our affiliates (e.g., your account balance, transaction history, and investment selections); and

o Information we obtain from third parties regarding their brokerage, investment advisory, custodial, or other relationship with you (e.g., your account number, account balance, and transaction history).

B.    INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all of the information we collect, as described in paragraph A, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements, and other forms of customer servicing.

C.    INFORMATION WE SHARE WITH AFFILIATES

Our affiliates are financial service providers that offer transfer agency, customer accounting, administrative, customer servicing, investment advisory, brokerage, and other financial services. In addition to the information we share with affiliates that provide services to us, we may share information described in paragraph A among Meeder affiliates to better assist you in achieving your financial goals.

D.    INFORMATION WE SHARE WITH NONAFFILIATED THIRD PARTIES

We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties, except as described in paragraph B above and as permitted by law.

E.    SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

We take steps to safeguard customer information. We restrict access to nonpublic personal information about you to only those employees (or people working on our behalf and under confidentiality agreements) who need to know that information in order to provide products and services to you. We also maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

F.    CHANGES TO THIS POLICY

We may amend this policy at any time, and we will notify you of changes to its terms and conditions. In addition, we will provide customers a copy of this policy annually.

This  is not part of the prospectus.

The Flex-funds

Prospectus | April 30, 2007
The Muirfield Fund(R)
The Socially Responsible Utilities Fund
(Formerly known as The Total Return Utilities Fund)
The Quantex Fund(TM)
The Dynamic Growth Fund
The Aggressive Growth Fund
The Defensive Growth Fund
The Focused Growth Fund
The U.S. Government Bond Fund
The Money Market Fund


The Flex-funds is a family of funds that includes nine mutual funds covering a variety of investment strategies.

This Prospectus gives you important information about the funds that you should know before you invest. Please read this Prospectus carefully before investing and keep it handy for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                      The Flex-funds
                                      Managed by Meeder Asset Management, Inc.
                                      6125 Memorial Drive, Dublin Ohio, 43017
                                      Call Toll Free 800-325-3539 | 614-760-2159
                                      Fax: 614-766-6669 | www.flexfunds.com
                                      Email: flexfunds@meederfinancial.com

TABLE OF CONTENTS

FUND OVERVIEW
--------------------------------------------------------------------------------

A fund by fund look at investment goals, strategies, risks, performance and expenses
The Muirfield Fund(R) ........................................................ 1
The Socially Responsible Utilities Fund....................................... 5
The Quantex Fund(TM) ......................................................... 9
The Dynamic Growth Fund...................................................... 13
The Aggressive Growth Fund................................................... 17
The Defensive Growth Fund.................................................... 22
The Focused Growth Fund...................................................... 27
The U.S. Government Bond Fund................................................ 32
The Money Market Fund........................................................ 35


WHO MAY WANT TO INVEST                                                        38
--------------------------------------------------------------------------------

Information on who may want to invest and who may not want to invest in a particular fund


MORE INFORMATION ABOUT THE FUNDS                                              41
--------------------------------------------------------------------------------

More information about the funds you should know before investing
Who Manages the Funds?....................................................... 48
How is the Trust Organized?.................................................. 53
How Does Taxation Affect the Funds and Their Shareholders?................... 53
Financial Highlights ........................................................ 56


SHAREHOLDER MANUAL                                                            67
--------------------------------------------------------------------------------

Information about account transactions and services
How to Buy Shares............................................................ 67
Distribution Fees............................................................ 69
How to Make Withdrawals (Redemptions)........................................ 70
Transaction Policies......................................................... 73
Other Shareholder Services................................................... 75

MORE ABOUT RISK                                                               77
--------------------------------------------------------------------------------

Investment Practices, Securities and Related Risks........................... 77
Risk and Investment Glossary................................................. 79

FOR MORE INFORMATION                                                  Back Cover
--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

THE MUIRFIELD FUND(R) - FLMFX

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in other growth mutual funds that are not affiliated with the Fund.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The Fund is a "fund of funds" that pursues its investment goal through asset allocation and mutual fund selection. The Fund invests primarily in equity funds investing in common stocks. In the underlying mutual funds, current income will usually be of secondary importance. The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk. The Adviser continually evaluates style, market capitalization and sector rotation when selecting funds. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities.

The Fund may invest up to 100% of its assets in money market securities and investment grade bonds as a defensive tactic. When invested defensively, the Fund may be unable to achieve its investment objective. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Fund strives to avoid losses during high-risk market environments and strives to provide attractive returns during low-risk markets. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Fund will reduce or eliminate its position in equity mutual funds in order to attempt to preserve capital. The Fund may also invest in common stocks directly.

The Fund may invest in derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Fund.

The Fund may invest in index-based investments and closed-end funds. For more information, see "The Muirfield Fund - How Does the Fund Pursue its Investment Goal?"

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS
--------------------------------------------------------------------------------

When the Fund is invested primarily in equity mutual funds, the value of your investment will fluctuate in response to stock market movements. Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in an underlying portfolio of Funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in underlying funds through the Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any applicable contingent deferred sales charges and redemption charges, as disclosed within the fee tables enclosed.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

The underlying mutual funds may invest in smaller or newer companies which are more likely to grow as well as suffer more significant losses than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

If the Adviser does not accurately predict changing market conditions and other economic factors, the Fund's assets might be allocated in a manner that is disadvantageous. As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in The Muirfield Fund(R) by showing changes in the Fund's performance from year to year over a 10-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Returns
--------------------------------------------------------------------------------

[bar chart]

1997  18.59%
1998  29.33%     During the 10-year period shown in the bar chart, the highest
1999  16.43%     return for a quarter was 25.45% (quarter ended December 31,
2000 -16.50%     1998) and the lowest return for a quarter was -14.16% (quarter
2001 -11.52%     ended June 30, 2000).
2002 -11.42%
2003  27.93%
2004   6.80%
2005   2.13%
2006  13.62%


Average Annual Total Returns
-------------------------------------------------------------------------------------------------
                                                              Past       Past     Past       Past
                                                              One       Three     Five       Ten
For periods ended December 31, 2006                           Year      Years     Years     Years
-------------------------------------------------------------------------------------------------
The Muirfield Fund(R) Return Before Taxes                    13.62%     7.41%     6.94%     6.31%
-------------------------------------------------------------------------------------------------
The Muirfield Fund(R) Return After Taxes on Distributions    13.34%     7.14%     6.77%     5.21%
-------------------------------------------------------------------------------------------------
The Muirfield Fund(R) Return After Taxes on Distributions
and Sale of Fund Shares                                       8.85%     6.20%     5.90%     5.12%
-------------------------------------------------------------------------------------------------
The S&P 500 Index(1)                                         15.79%    10.45%     6.19%     8.42%
-------------------------------------------------------------------------------------------------
Blended Index- 60% S&P 500 and 40%                           11.50%     7.58%     4.72%     6.56%
average 90-day U.S. Treasury Bill
-------------------------------------------------------------------------------------------------
The Morningstar Average Asset Allocation Fund Index(2)       11.43%     8.51%     6.77%     7.01%
-------------------------------------------------------------------------------------------------

                            DISCLOSURE ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1) The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(2) An index of funds such as the Morningstar Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Asset Allocation Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.


FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds, or

      o     to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------

Management Fees                                                            0.96%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.40%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.49%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.85%
--------------------------------------------------------------------------------
Estimated Acquired Underlying Fund Fees and Expenses                       0.95%
--------------------------------------------------------------------------------
Net Annual Fund and Underlying Funds' Operating Expenses                   2.80%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2006.


                              EXAMPLE ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $188             $582            $1,001            $2,169
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

THE SOCIALLY RESPONSIBLE UTILITIES FUND - FLRUX

(Formerly known as The Total Return Utilities Fund)

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks total returns, including income and appreciation of income by investing in equity securities of domestic and foreign public utility companies and their suppliers; however, the Fund will not invest in electric utilities that generate power from nuclear reactors.


MAIN STRATEGIES
--------------------------------------------------------------------------------

The Fund generally invests at least 80% of the value of its net assets in securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications, video distribution or sanitary services to the public and industry. Electricity and gas industries in which the Fund invests include transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. The Fund also invests in suppliers of services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. In determining appropriate industry and sector representation the subadviser makes use of its knowledge of the relevant industries and Global Industry Classification "GIC" and Standard Industrial Classification "SIC" codes, making a reasonable determination regarding the correct characterization of a company, bearing in mind the fact that occasionally stocks are mis-categorized or have experienced a change in circumstances since their sector and industry codes were assigned.

The subadviser uses fundamental analysis to identify those securities that it believes provide potential for appreciation, current income or growth of income. Depending on the security, any or all of those three factors may be of greater or lesser importance. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. In addition, the subadviser may from time to time use technical analysis in attempting to determine optimal buy and sell points for individual securities. Technical analysis views the absolute and relative movement of a company's stock in an effort to ascertain the probabilities for future price change, based on market factors.

None of the Fund's investment policies are fundamental and all may be changed without shareholder approval. The Fund will provide a notice to shareholders at least 60 days in advance of any change in the Fund's non-fundamental 80% concentration investment policy in accordance with Rule 35d-1 of the Investment Company Act of 1940, as amended.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."


MAIN RISK FACTORS
--------------------------------------------------------------------------------

Utility stocks are subject to interest rate risk - i.e., price fluctuations due to changing interest rates. Rising interest rates can be expected to reduce the Fund's net asset value. Because the Fund concentrates in the utility industry,


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

its performance is largely dependent on the utility industry's performance, which may differ from that of the overall stock market. Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Investments in securities of foreign companies involve additional risks relating to political and economic developments abroad, including currency fluctuations. The Fund may invest in telecommunications companies. The telecommunications sector has historically been more volatile due to the rapid pace of product change and development within the sector. The stock prices of companies operating within this sector may be subject to abrupt or erratic movements. The Fund may not invest in electric utilities that generate power from nuclear reactors. Because of this prohibition, the Fund may miss out on investment opportunities that become profitable in these types of electrical utilities. As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.

PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in The Socially Responsible Utilities Fund by showing changes in the Fund's performance from year to year over a ten-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Returns
--------------------------------------------------------------------------------

[bar chart]

1997  28.68%
1998   8.77%     During the period shown in the bar chart at left, the highest
1999  20.01%     return for a quarter was 15.08% (quarter ended June 30, 2003),
2000  20.03%     and the lowest return for a quarter was -20.85% (quarter ended
2001 -14.57%     September 30, 2002).
2002 -30.36%
2003  15.46%
2004  18.01%
2005  16.80%
2006  17.68%

                     PERFORMANCE DATA CONTINUED ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

Average Annual Total Returns
--------------------------------------------------------------------------------------------
                                                                   Past      Past       Past
                                                                   One       Five       Ten
For periods ended December 31, 2006                                Year      Years     Years
--------------------------------------------------------------------------------------------
The Socially Responsible Utilities(4) Fund Return Before Taxes    17.68%     5.46%     8.43%
--------------------------------------------------------------------------------------------
The Socially Responsible Utilities Fund Return After Taxes
on Distributions                                                  17.38%     4.78%     6.79%
--------------------------------------------------------------------------------------------
The Socially Responsible Utilities Fund Return After Taxes
on Distributions and Sale of Fund Shares                          11.47%     4.24%     6.71%
--------------------------------------------------------------------------------------------
Russell 3000 Utilities Index(1)                                   29.48%     4.96%     5.11%
--------------------------------------------------------------------------------------------
Blended Index- 60% Russell 3000 Utilities Index
and 40% Lehman Bros Long Credit Index                             16.21%     4.46%     4.75%
--------------------------------------------------------------------------------------------
The Morningstar Average Utilities Fund Index(2)                   25.75%    11.13%     9.94%
--------------------------------------------------------------------------------------------
The S&P 500 Utilities Index(3)                                    20.99%     9.21%     8.22%
--------------------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans for individual retirement accounts, or to shares held by non-taxable entities.

(1) The Russell 3000 Utilities Index is a market capitalization-weighted index that is comprised of utility stocks that are included in the Russell 3000 Index. The Russell 3000 Utilities Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(2) An index of funds such as Morningstar's Average Utilities Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar's Utilities Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(3) The S&P 500 Utilities Index is a capitalization-weighted index. The S&P Utilities Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. The S&P Utilities Index was a benchmark for the Fund from January 1, 2006 to December 31, 2006.

(4) The Fund's name changed on April 13, 2007 to more aptly suit its investment strategy. The Fund's investment strategy remained unchanged.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.45%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.73%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       2.18%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2006.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $221             $682            $1,169            $2,513
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

THE QUANTEX FUND(TM) - FLCGX

(Formerly known as The Highlands Growth Fund)


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term capital appreciation. Current income is not a primary objective.

MAIN STRATEGIES
--------------------------------------------------------------------------------

Normally, at least 80% of the Fund's net assets will be invested in the equity securities of small and mid-capitalization companies. Although a universal definition of small- and mid-capitalization companies does not exist, the Fund generally defines (a) mid-capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P 400 Mid-Cap Index (between approximately $480 million and $14.3 billion as of March 31, 2007) or a similar index, and (b) small capitalization companies whose market capitalizations are similar to those of companies in the Russell 2000 Index (between approximately $48 million and $3.8 billion as of March 31,
2007) or a similar index.

The Fund may continue to hold or buy additional shares of a company that is no longer of comparable size until the next annual readjustment of the Fund. Market capitalization is defined as share price multiplied by the number of shares of common stock outstanding. An equity security or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Except when it may be necessary to accumulate cash in order to meet anticipated redemptions, the Fund will normally be fully invested.

The Fund relies exclusively on a quantitative investment approach when selecting securities. A quantitative approach utilizes financial models and computer databases to assist in the selection pocess. The rankings are then used to determine which securities are to be added or removed from the Fund's portoflio on an ongoing basis. The Fund is readjusted to an equal weighted basis once per year.

Typically, the Fund will be diversified throughout all major industry sectors. There are occasions however, when not all sectors are represented in the Fund during a given year. Sector diversification is not of paramount concern, whereas more emphasis is put on the capitalization level of the stocks owned by the Fund at any given point in time. The Fund may also invest in index based investments, stock index futures and mutual funds.

Through the implementation of a quantitative model, stocks are screened for addition to or removal from the Fund's portfolio on an annual basis. At that time, all securities are equally weighted as is reasonable. For the remainder of the year, only minor adjustments to the Fund are required to account for various corporate activities (e.g., mergers).

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

MAIN RISK FACTORS
--------------------------------------------------------------------------------

Stocks. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Smaller and Mid-size Companies. While smaller and mid-size companies may offer substantial opportunities for capital growth, they also involve substantial risks. Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and mid-size companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller and mid-size companies to changing economic conditions.

Liquidity. Reduced liquidity affecting an individual security or an entire market may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information.


PERFORMANCE
--------------------------------------------------------------------------------

The bar chart on the following page provides some indication of the risks of investing in The Quantex Fund(TM) by showing changes in the Fund's performance from year to year over a 10-year period. The table on the following page compares the Fund's performance with broad measures of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                     PERFORMANCE DATA CONTINUED ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

   Annual Returns
--------------------------------------------------------------------------------

[bar chart]

1997  29.28%     *The Fund changed its name, investment objective and strategy
1998  23.67%     on April 30, 2005. The annual total returns above reflect a
1999  21.16%     combination of results from the prior investment objective and
2000  -9.76%     strategy and the new investment objective and strategy.
2001 -13.33%
2002 -24.69%     During the period shown in the bar chart at left, the highest
2003  27.21%     return for a quarter was 19.82% (quarter ended December 31,
2004   7.62%     1998), and the lowest return for a quarter was -17.32%
2005   7.21%     (quarter ended September 30, 2002).
2006  16.67%

Average Annual Total Returns
--------------------------------------------------------------------------------
                                                       Past      Past       Past
                                                       One       Five       Ten
For periods ended December 31, 2006                    Year      Years     Years
--------------------------------------------------------------------------------
The Quantex Fund(TM)(3) Return Before Taxes           16.67%     5.22%     6.93%
--------------------------------------------------------------------------------
The Quantex Fund(TM) Return After Taxes on
Distributions                                         16.51%     5.19%     5.60%
--------------------------------------------------------------------------------
The Quantex Fund(TM) Return After Taxes on
Distributions and Sale of Fund Shares                 10.84%     4.48%     5.40%
--------------------------------------------------------------------------------
The S&P Mid-Cap 400 Index(1)                          10.32%    10.90%    13.46%
--------------------------------------------------------------------------------
The Russell 2000 Index(2)                             18.44%    11.46%     9.52%
--------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1) The S&P MidCap 400 Index is an unmanaged index of common stock prices of mid-sized companies. The S&P MidCap 400 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(2) The Russell 2000 Index is a market-capitalization weighted index of the 2,000 smallest companies included in the Russell 3,000 Index. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(3) On April 30, 2005 The Highlands Growth Fund changed its name to the Quantex Fund and changed its investment strategy. Performance results prior to January 1, 2006 reflect a combination of the Fund's previous investment strategy and the current investment strategy.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
Management Fees                                                            1.00%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.40%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.85%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       2.25%
--------------------------------------------------------------------------------
Fee Waiver(2)                                                              0.25%
--------------------------------------------------------------------------------
Net Expenses                                                               2.00%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2006.

(2) The Adviser has contractually agreed to reduce it management fee by 0.25%. The Adviser may terminate this agreement after April 30, 2007.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $203             $627            $1,078            $2,327
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

THE DYNAMIC GROWTH FUND - FLDGX

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks growth of capital. To pursue this goal, the Fund invests in other mutual funds that are not affiliated with the Fund.


MAIN STRATEGIES
--------------------------------------------------------------------------------

The Fund is a "fund of funds" that pursues its investment goal by investing primarily in open-end or closed-end investment companies (the "underlying funds"). The underlying funds in which the Fund invests seek primarily capital growth or appreciation, without regard to current income, by investing in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants). The Adviser overweights mutual fund types that it believes represent above average market potential relative to market risk. The Adviser continually evaluates market capitalization (for example, large capitalization versus small capitalization) and market sectors (for example, high tech versus industrial companies) when selecting mutual funds. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the underlying funds or to meet anticipated redemptions, the Fund normally will be fully invested in underlying funds.

The Fund may invest in index-based investments. See "The Dynamic Growth Fund - How does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

The Fund may invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts. The Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How Do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."


MAIN RISK FACTORS
--------------------------------------------------------------------------------

When the Fund is invested in underlying funds that own stocks, the value of your investment in the Fund will fluctuate in response to stock market movements.

The underlying funds may invest in smaller or newer companies, which are more likely to grow and suffer more significant losses, than larger or more established companies. Investments in such companies can be both more volatile and more speculative.

The underlying funds may invest in aggressive growth stocks, which may be more expensive relative to their earnings or assets compared to value or other stocks. The prices of aggressive growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

When the Fund invests in underlying funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

Because the Fund invests primarily in underlying funds, the value of your investment will fluctuate in response to the performance of the underlying funds. In addition, investing through the Fund in an underlying portfolio of funds involves additional expenses and tax results that would not arise if you invested directly in the funds that the Fund owns. By investing indirectly in underlying funds through the Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds.

As with any mutual fund, loss of money is a risk of investing in the Fund. Please read "More About Risk" carefully before investing.


PERFORMANCE
--------------------------------------------------------------------------------

The bar chart on the following page provides some indication of the risks of investing in The Dynamic Growth Fund by showing changes in the Fund's performance from year to year over a five-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                     PERFORMANCE DATA CONTINUED ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

Annual Return
--------------------------------------------------------------------------------

[bar chart]

2001 -13.47%     During the period shown in the bar chart at left, the highest
2002  24.29%     return for a quarter was 16.82% (quarter ended June 30, 2003),
2003  37.46%     and the lowest return for a quarter was -15.19% (quarter ended
2004   3.52%     September 30, 2001).
2005   5.08%
2006  15.96%

Average Annual Total Returns
----------------------------------------------------------------------------------------------
                                                                Past      Past
                                                                One       Five       Since
For periods ended December 31, 2006                             Year      Years   Inception(1)
----------------------------------------------------------------------------------------------
The Dynamic Growth Fund Return Before Taxes                    15.96%     5.59%         -0.26%
----------------------------------------------------------------------------------------------
The Dynamic Growth Fund Return After Taxes on Distributions    15.78%     5.51%         -0.41%
----------------------------------------------------------------------------------------------
The Dynamic Growth Fund Return After Taxes on Distributions
and Sale of Fund Shares                                        10.37%     4.77%         -2.09%
----------------------------------------------------------------------------------------------
The S&P 500 Index(2)                                           15.79%     6.19%          2.20%
----------------------------------------------------------------------------------------------
The Morningstar Average Growth Mutual Fund Index(3)            12.15%     6.29%          2.48%
----------------------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1)   Inception date 2/29/00.

(2) The S&P 500 Composite Stock Price Index is a widely recognized unmanaged index of common stock prices. The S&P 500 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(3) An index of funds such as The Morningstar Average Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Growth Mutual Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.45%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.66%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.86%
--------------------------------------------------------------------------------
Estimated Acquired Underlying Fund Fees and Expenses                       0.91%
--------------------------------------------------------------------------------
Net Annual Fund and Underlying Funds' Operating Expenses                   2.77%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2006.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $189             $585            $1,006            $2,180
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

THE AGGRESSIVE GROWTH FUND - FLAGX

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in exchange traded funds or ETFs (Underlying ETFs) that invest in equity securities.

MAIN STRATEGIES
--------------------------------------------------------------------------------

The Fund will seek to implement its investment objective by investing primarily in securities issued by those investment companies commonly referred to as "exchange traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each Underlying ETF seeks to track a securities index or a basket of securities. The Adviser believes that investments in Underlying ETFs provide the Fund with a cost-effective means of creating a diverse portfolio. Under normal circumstances, the Fund will invest in Underlying ETFs that invest in (1) domestic small, mid- and large-cap equities, (2) international equities and (3) equity securities that comprise individual market sectors (for example, transportation, basic materials, consumer goods, consumer services, energy, financial services, healthcare, industrial, real estate, technology, telecommunications, utilities).

The Adviser selects the composition of the portfolio by determining (1) whether 'growth' or 'value' investment style equities are more favorable, (2) whether small, mid- or large-cap company equities are the most favorable and (3) which market sectors are the most favorable. The Adviser continually evaluates investment style, market capitalization and market sectors when selecting Underlying ETFs. Once the areas of strength are identified, a fundamental and economic review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the Underlying ETFs or to meet anticipated redemptions, the Fund normally will be fully invested in Underlying ETFs that invest in equity securities.

Under normal circumstances, the Underlying ETFs in which The Aggressive Growth Fund invests may incur more risk and volatility than those in which The Focused Growth Fund invests. For example, Underlying ETFs in which The Aggressive Growth Fund invests may invest in companies whose securities are subject to more erratic movements or who own a higher percentage of smaller or newer companies than The Focused Growth Fund. Furthermore, under normal circumstances, The Aggressive Growth Fund will be more likely to be invested in fewer sectors of the economy than The Focused Growth Fund. Although the Funds may invest in shares of the same Underlying ETF, the percentage of each Fund's assets so invested may vary. The Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

Except for the Fund's concentration policy, none of the Fund's investment goals are fundamental and all may be changed without shareholder approval. The Fund may not invest more than 25% of its total assets in the securities of Underlying ETFs that concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in Underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

For more information, see How do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS
--------------------------------------------------------------------------------

ETF Risks

The Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.

      o Passive Investors -- Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions.

      o Tracking Error--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

      o Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

      o Liquidity Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

      o Because the Fund invests primarily in Underlying ETFs, the value of your investment will fluctuate in response to the performance of the Underlying ETFs. In addition, investing through the Fund in an underlying portfolio of ETFs involves additional expenses and tax results that would not arise if you invested directly in the Underlying ETFs. By investing indirectly in Underlying ETFs through the Fund, you will bear not only your proportionate share of the Fund's expenses (including operating costs and investment advisory, 12b-1 and administrative fees), but also, indirectly, similar expenses and charges of the Underlying ETFs. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the Underlying ETFs.

In addition to the risks described above, the Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

Equity Related Risks

      o Large-Cap Companies--Investments in stocks of large U.S. companies by the Underlying ETFs are subject to market risk. Stocks of large-cap U.S. companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-cap company stocks may decline.

      o Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility and less liquidity than large-cap company stocks.

      o Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments and less diversified industrial bases, which leads to additional risk of volatility.

      o Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs concentrate on specific market sectors and are subject to greater volatility than more diversified portfolios, thus creating additional risk of volatility.

      o Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities and/or derivatives. These types of investments involve higher risk and may subject the Underlying ETFs to higher price volatility.

As with any mutual fund or ETF, loss of money is a risk of investing. Please read "More About Risk" carefully before investing.

PERFORMANCE
--------------------------------------------------------------------------------

The bar chart on the following page provides some indication of the risks of investing in The Aggressive Growth Fund by showing changes in the Fund's performance from year to year over a five-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                     PERFORMANCE DATA CONTINUED ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------

[bar chart]

2001 -17.04%     During the period shown in the bar chart at left, the highest
2002 -26.53%     return for a quarter was 18.12% (quarter ended June 30, 2003),
2003  38.83%     and the lowest return for a quarter was -18.93% (quarter ended
2004   2.71%     September 30, 2001).
2005   5.62%
2006  13.54%

Average Annual Total Returns
-------------------------------------------------------------------------------------------------
                                                                   Past      Past
                                                                   One       Five       Since
For periods ended December 31, 2006                                Year      Years   Inception(1)
-------------------------------------------------------------------------------------------------
The Aggressive Growth Fund Return Before Taxes                    13.54%     4.67%         -2.85%
-------------------------------------------------------------------------------------------------
The Aggressive Growth Fund Return After Taxes on Distributions    13.38%     4.61%         -2.89%
-------------------------------------------------------------------------------------------------
The Aggressive Growth Fund Return After Taxes on Distributions
and Sale of Fund Shares                                            8.80%     3.99%         -2.42%
-------------------------------------------------------------------------------------------------
The Nasdaq Composite Index(2)                                     10.39%     4.99%         -8.81%
-------------------------------------------------------------------------------------------------
The Morningstar Average Aggressive Growth Mutual Fund Index(3)     9.60%     5.73%         -2.99%
-------------------------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1)   Inception date 2/29/00.

(2) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-cap stocks. The NASDAQ Composite Index does not take into account the deduction of expenses associated with a mutual Fund, such as investment management and accounting fees. One cannot invest directly in an index.

(3) An index of funds such as The Morningstar Average Aggressive Growth Mutual Fund Index includes a number of mutual funds grouped by investment objective. Each of those Funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average Aggressive Growth Mutual Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.45%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.78%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.98%
--------------------------------------------------------------------------------
Estimated Acquired Underlying Fund Fees and Expenses                       0.58%
--------------------------------------------------------------------------------
Net Annual Fund and Underlying Funds' Operating Expenses                   2.56%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2006.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $201             $621            $1,068            $2,306
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

THE DEFENSIVE GROWTH FUND - FLDFX

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in exchange traded funds or ETFs (Underlying ETFs).


MAIN STRATEGIES
--------------------------------------------------------------------------------

The Fund pursues its investment goal through asset allocation and selection of Underlying ETFs. The Fund will seek to implement its investment objective and asset allocation strategies by investing primarily in securities issued by those investment companies commonly referred to as "exchange traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each Underlying ETF seeks to track a securities index or a basket of securities. The Adviser believes that investments in Underlying ETFs provide the Fund with a cost-effective means of creating a diverse portfolio.

If the Adviser believes that the risk/reward relationship of the stock market is favorable, the Fund will invest in Underlying ETFs that invest in (1) domestic small-, mid- and large-cap company equities, (2) international equities and (3) equity securities that comprise individual market sectors (for example, transportation, basic materials, consumer goods, consumer services, energy, financial services, healthcare, industrial, real estate, technology, telecommunications, utilities).

If the Adviser believes that the risk/reward relationship of the stock market is favorable, then the Adviser selects the composition of the portfolio by determining (1) whether `growth' or `value' investment style equities are more favorable, (2) whether small-, mid- or large-cap company equities are the most favorable and (3) which market sectors are the most favorable. The Adviser continually evaluates style, market capitalization and sector rotation when selecting Underlying ETFs. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities.

The Fund is referred to as the "Defensive" Growth Fund because the Fund may invest up to 100% of its assets in investment grade bonds, money market instruments, and/or Underlying ETFs that invest in fixed-income securities as a defensive tactic. The Fund places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. The Fund strives to avoid losses during high-risk market environments and strives to provide attractive returns during low-risk markets. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Fund will reduce or eliminate its position in Underlying ETFs holding equities in order to attempt to preserve your capital. When the Adviser's evaluation of the stock market indicates that the risks of the stock market are greater than the potential rewards, the Adviser will implement its defensive strategy by investing all or a part of the portfolio in fixed-income securities, money market instruments, and/or Underlying ETF's that invest in fixed-income securities. When the Fund is invested defensively, it may not be able to meet its investment goal of growth of capital.

Except for the Fund's concentration policy, none of the Fund's investment goals are fundamental and all may be changed without shareholder approval. The Fund may not invest more than 25% of its total assets in the securities of Underlying ETFs that concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in Underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

For more information, see "How do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."


MAIN RISK FACTORS
--------------------------------------------------------------------------------

ETF Risks

The Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.

      o Passive Investors -- Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions.

      o Tracking Error--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

      o Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

      o Liquidity Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

      o Because the Fund invests primarily in Underlying ETFs, the value of your investment will fluctuate in response to the performance of the Underlying ETFs. In addition, investing through the Fund in an underlying portfolio of ETFs involves additional expenses and tax results that would not arise if you invested directly in the Underlying ETFs. By investing indirectly in Underlying ETFs through the Fund, you will bear not only your proportionate share of the Fund's expenses, but also, indirectly, similar expenses and charges of the Underlying ETFs. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the Underlying ETFs.

In addition to the risks described above, the Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under "Certain Risks of the Underlying ETFs."


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

Equity and Fixed-income Related Risks

      o Large-Cap Companies--Investments in stocks of large U.S. companies by the Underlying ETFs are subject to market risk. Stocks of large-cap U.S. companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-cap company stocks may decline.

      o Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility and less liquidity than large-cap company stocks.

      o Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments and less diversified industrial bases, which lend to additional risk of volatility.

      o Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs concentrate on specific market sectors and are subject to greater volatility than more diversified portfolios thus creating additional risk of volatility.

      o Fixed-income--Investments in fixed-income securities by the Fund or the Underlying ETFs may involve interest-rate risk, credit risk or market risk. The value of these investments in fixed-income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of fixed-income securities with shorter maturities.

      o Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities and/or derivatives. These types of investments involve higher risk and may subject the Underlying ETFs to higher price volatility.

As with any mutual fund or ETF, loss of money is a risk of investing. Please read "More About Risk" carefully before investing.


PERFORMANCE
--------------------------------------------------------------------------------

The bar chart on the following page provides some indication of the risks of investing in The Defensive Growth Fund by showing changes in the Fund's performance from year to year over a one-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                     PERFORMANCE DATA CONTINUED ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------

2006 5.84%        FUND INCEPTION DATE 1/31/06. NO PRIOR DATA.


                  During the period shown in the bar chart, the highest return for a quarter was 6.80% (quarter ended 12/31/06), and the lowest return for a quarter was -4.26% (quarter ended 6/30/06).

Average Annual Total Returns
--------------------------------------------------------------------------------------------
                                                                        Past
                                                                        One         Since
For periods ended December 31, 2006                                     Year     Inception(1)
--------------------------------------------------------------------------------------------
The Defensive Growth Fund Return Before Taxes                            N/A           5.84%
--------------------------------------------------------------------------------------------
The Defensive Growth Fund Return After Taxes on Distributions            N/A           5.58%
--------------------------------------------------------------------------------------------
The Defensive Growth Fund Return After Taxes on Distributions
and Sale of Fund Shares                                                  N/A           3.79%
--------------------------------------------------------------------------------------------
The S&P 500 Index(2)                                                     N/A          12.81%
--------------------------------------------------------------------------------------------
Morningstar Average Asset Allocation Fund(3)                             N/A           8.44%
--------------------------------------------------------------------------------------------
Morningstar Average Balanced Fund(4)                                     N/A           8.30%
--------------------------------------------------------------------------------------------
60% S&P 500 Index and 40% 90-day T-Bills                                 N/A           9.56%
--------------------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1)   Inception date 1/31/06.

(2) The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(3) Morningstar's Average Asset Allocation Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Morningstar's Average Asset Allocation Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

(4) Morningstar's Average Balanced Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Morningstar's Average Balanced Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.45%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.61%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.81%
--------------------------------------------------------------------------------
Estimated Acquired Underlying Fund Fees and Expenses                       0.63%
--------------------------------------------------------------------------------
Net Annual Fund and Underlying Funds' Operating Expenses                   2.44%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year-ended December 31, 2006.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $184             $569              $980            $2,127
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

THE FOCUSED GROWTH FUND - FLFGX


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks growth of capital. To pursue this goal, the Fund invests primarily in exchange traded funds or ETFs (Underlying ETFs) that invest in equity securities.


MAIN STRATEGIES
--------------------------------------------------------------------------------

The Fund will seek to implement its investment objective by investing primarily in securities issued by those investment companies commonly referred to as "exchange traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Generally, each Underlying ETF seeks to track a securities index or a basket of securities. The Adviser believes that investments in Underlying ETFs provide the Fund with a cost-effective means of creating a diverse portfolio. Under normal circumstances, the Fund will invest in Underlying ETFs that invest in (1) domestic small-, mid- and large-cap company equities, (2) international equities and (3) equity securities that comprise individual market sectors (for example, transportation, basic materials, consumer goods, consumer services, energy, financial services, healthcare, industrial, real estate, technology, telecommunications, utilities).

The Adviser selects the composition of the portfolio by determining (1) whether 'growth' or 'value' investment style equities are more favorable, (2) whether small-, mid- or large-cap company equities are the most favorable and (3) which market sectors are the most favorable. The Adviser continually evaluates style, market capitalization and sector rotation when selecting Underlying ETFs. The Fund is referred to as the "Focused" Growth Fund because of focused over weighting in selected capitalization ranges, investment styles, and/or sectors of the market. Once the areas of strength are identified, a fundamental and technical review is performed to identify the areas of strength that the Adviser believes have the best fundamental and technical attributes for continued relative strength. From this analysis, a portfolio "theme" is constructed emphasizing the areas identified as the best investment opportunities. Except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of the Underlying ETFs or to meet anticipated redemptions, the Fund normally will be fully invested in Underlying ETFs that invest in equity securities.

Under normal circumstances, the Underling ETFs in which The Focused Growth Fund invests may incur less risk and volatility than those in which The Aggressive Growth Fund invests. For example, Underlying ETFs in which The Focused Growth Fund invests may invest in companies whose securities are subject to less erratic movements or who own a lower percentage of smaller or newer companies than The Aggressive Growth Fund. Furthermore, under normal circumstances, The Focused Growth Fund will be more likely to be invested in more sectors of the economy than The Aggressive Growth Fund. Although the Funds may invest in shares of the same Underlying ETF, the percentage of each Fund's assets so invested may vary. The Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

Except for the Fund's concentration policy, none of the Fund's investment goals are fundamental and all may be changed without shareholder approval. The Fund may not invest more than 25% of its total assets in the securities of Underlying ETFs that concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in Underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.

For more information, see "How do the Funds Pursue Their Investment Goal?" under "More Information About the Funds."


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

MAIN RISK FACTORS

ETF Risks

The Fund is exposed to the same risks as the Underlying ETFs in direct proportion to the allocation of its assets among the Underlying ETFs.

      o Passive Investors -- Each Underlying ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An Underlying ETF may invest in all of the securities in such index or in a representative sample of such securities. The Underlying ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions.

      o Tracking Error--The Underlying ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an Underlying ETF and the index it seeks to track can be due to, among other factors, the expenses that the Underlying ETF pays, regulatory constraints, investment strategies or techniques undertaken by an Underlying ETF (e.g., investments in options or futures) and changes to an underlying index. In addition, there may exist a lack of correlation between the securities in an index and those actually held by an Underlying ETF.

      o Net Asset Value--The market price of an Underlying ETF may be different from the net asset value of such Underlying ETF (i.e., an Underlying ETF may trade at a discount or premium to its net asset value). The performance of a Fund that invests in such an Underlying ETF could be adversely impacted.

      o Liquidity Risk--Although the Underlying ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such Underlying ETFs will be maintained. In addition, secondary market trading in the Underlying ETFs may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the Underlying ETFs will continue to be met or will remain unchanged.

      o Because the Fund invests primarily in Underlying ETFs, the value of your investment will fluctuate in response to the performance of the Underlying ETFs. In addition, investing through the Fund in an underlying portfolio of ETFs involves additional expenses and tax results that would not arise if you invested directly in the Underlying ETFs. By investing indirectly in Underlying ETFs through the Fund, you will bear not only your proportionate share of the Fund's expenses, but also, indirectly, similar expenses and charges of the Underlying ETFs. Finally, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the Underlying ETFs.

In addition to the risks described above, the Fund is exposed to the same risks as the Underlying ETFs in respect of the specific investments made by the Underlying ETFs, in direct proportion to the allocation of its assets among the Underlying ETFs. The principal risks to Fund shareholders of investing indirectly in ETFs are summarized below. A more detailed discussion of these risks is provided under "Certain Risks of the Underlying ETFs."


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

Equity Related Risks

      o Large-Cap Companies--Investments in stocks of large U.S. companies by the Underlying ETFs are subject to market risk. Stocks of large-cap U.S. companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-cap company stocks may decline.

      o Small-Cap Companies--Investments in these companies are subject to additional risks. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility and less liquidity than large-cap company stocks.

      o Foreign Investments and Emerging Markets Securities--Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risk, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments and less diversified industrial bases, which lend to additional risk of volatility.

      o Sector Volatility and Non-Diversified Portfolios--Certain Underlying ETFs concentrate on specific market sectors and are subject to greater volatility than more diversified portfolios, thus creating an additional risk of volatility.

      o Illiquid Securities and Derivatives--Certain of the Underlying ETFs may invest in illiquid securities and/or derivatives. These types of investments involve higher risk and may subject the Underlying ETFs to higher price volatility.

As with any mutual fund or ETF, loss of money is a risk of investing. Please read "More About Risk" carefully before investing.

PERFORMANCE
--------------------------------------------------------------------------------

The bar chart on the following page provides some indication of the risks of investing in The Focused Growth Fund by showing changes in the Fund's performance from year to year over a one-year period. The table on the following page compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                     PERFORMANCE DATA CONTINUED ON NEXT PAGE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[bar chart]

2006 7.91%        FUND INCEPTION DATE 1/31/06. NO PRIOR DATA.

                  During the period shown in the bar chart, the highest return for a quarter was 6.95% (quarter ended 12/31/06), and the lowest return for a quarter was -3.37 % (quarter ended 6/30/06).

Average Annual Total Returns
--------------------------------------------------------------------------------
                                                        Past
                                                        One            Since
For periods ended December 31, 2006                     Year        Inception(1)
--------------------------------------------------------------------------------
The Focused Growth Fund Return Before Taxes              N/A               7.91%
--------------------------------------------------------------------------------
The Focused Growth Fund Return After Taxes on
Distributions                                            N/A               7.70%
--------------------------------------------------------------------------------
The Focused Growth Fund Return After Taxes on
Distributions and Sale of Fund Shares                    N/A               5.14%
--------------------------------------------------------------------------------
The S&P 500 Index(2)                                     N/A              12.81%
--------------------------------------------------------------------------------
Morningstar Average Growth Fund(3)                       N/A               7.29%
--------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' particular tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1)   Inception date 1/31/06.

(2) The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

(3) Morningstar's Average Growth Fund includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. Morningstar's Average Growth Fund takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
Management Fees                                                            0.75%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.45%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          0.64%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       1.84%
--------------------------------------------------------------------------------
Estimated Acquired Underlying Fund Fees and Expenses                       0.54%
--------------------------------------------------------------------------------
Net Annual Fund and Underlying Funds' Operating Expenses                   2.38%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year-ended December 31, 2006.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and (could do up to 8%)

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $187             $579              $995            $2,159
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

THE U.S. GOVERNMENT BOND FUND - FLXBX

INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks to maximize current income through investment in:

      o securities which are issued, or guaranteed as to principal and interest, by the U.S. Government or any of its agencies or instrumentalities;

      o repurchase agreements relating to any of the foregoing U.S. Government securities or repurchase agreements collateralized by commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., provided no more than 20% of the Fund's net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper; and

      o investment grade and non-investment grade corporate debt obligations, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody's or Standard & Poor's, or if unrated, determined by the Adviser to be of comparable quality, provided no more than 20% of the Fund's net assets will be invested in the foregoing securities.

MAIN STRATEGIES
--------------------------------------------------------------------------------

Normally, the Fund invests at least 80% of the Fund's assets in U.S. Government debt securities. The Fund may invest in U.S. Treasuries; agency securities such as Ginnie Mae, Sallie Mae, Fannie Mae and Freddie Mac; and repurchase agreements involving these securities. The Fund may invest in U.S. Government securities having any maturity. Normally, the Fund will invest in intermediate and/or long-term U.S. Government securities if the Adviser believes the risk/reward relationship of the bond market is positive. The Fund will invest in short-term U.S. Government securities or money market securities when the Adviser believes the risk/reward relationship of the bond market is negative.

When analyzing the market for U.S. Government securities, the Adviser employs a quantitative model that includes the following indicators:

      o Interest Rate Trends - the movement of U.S. Government securities yields of various maturities.

      o     Yield Curve- yield levels of various maturities at a point in time.

      o     Economic Indicators- economic growth, employment, and inflation.

The Fund may invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes resulting from market conditions, in the value of securities held or intended to be held by the Fund.

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS
--------------------------------------------------------------------------------

As with most bond funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including U.S. Government securities). The market value of debt securities (including U.S. Government securities) with longer maturities are more volatile and are likely to respond to a greater degree to changes in interest rates than the market value of debt securities with shorter maturities. These and other risks of investing in the Fund are set forth in "More About Risk." Other factors may affect the market price and yield of the Fund's securities, including investor demand and domestic and worldwide economic conditions. As with any mutual fund, loss of money is a risk of investing in the Fund.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

PERFORMANCE
--------------------------------------------------------------------------------

The bar chart shown below provides some indication of the risks of investing in The U.S. Government Bond Fund by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with a broad measure of market performance and the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Returns
--------------------------------------------------------------------------------

[bar chart]

1997   7.70%     During the 10-year period shown in the bar chart at left, the
1998   9.62%     highest return for a quarter was 9.90% (quarter ended
1999   0.35%     September 30, 2002) and the lowest return for a quarter was
2000   8.15%     -3.89% (quarter ended June 30, 2004).
2001   1.23%
2002  10.34%
2003  -4.43%
2004   1.64%
2005  -0.14%
2006   4.13%

Average Annual Total Returns
--------------------------------------------------------------------------------
                                                       Past      Past       Past
                                                       One       Five       Ten
For periods ended December 31, 2006                    Year      Years     Years
--------------------------------------------------------------------------------
The U.S. Government Bond Fund Return Before Taxes      4.13%     2.19%     3.76%
--------------------------------------------------------------------------------
The U.S. Government Bond Fund Return After Taxes
on Distributions                                       2.81%     1.10%     2.29%
--------------------------------------------------------------------------------
The U.S. Government Bond Fund Return After Taxes
on Distributions and Sale of Fund Shares               2.66%     1.25%     2.32%
--------------------------------------------------------------------------------
The Lehman Bros. Intermediate Government/
Credit Index(1)                                        4.08%     4.52%     5.80%
--------------------------------------------------------------------------------
The Morningstar Average General U.S. Government
Bond Fund Index(2)                                     3.22%     3.61%     4.92%
--------------------------------------------------------------------------------

      After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholders' tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

(1) The Lehman Brothers Intermediate Government Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding. The Lehman Brother Intermediate Government Credit Index does not take into account the deduction of expenses associated with a mutual Fund, such as investment management and accounting fees. One cannot invest directly in an index.

(2) An index of funds such as The Morningstar Average General U.S. Government Bond Fund Index includes a number of mutual funds grouped by investment objective. Each of those Funds interprets that objective differently, and each employs a different management style and investment strategy. The Morningstar Average General U.S. Government Bond Fund Index takes into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
Management Fees                                                            0.40%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                      0.40%
--------------------------------------------------------------------------------
Other Expenses(1)                                                          1.42%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                       2.22%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2006.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                     1 Year          3 Years           5 Years          10 Years
--------------------------------------------------------------------------------
                       $225             $694            $1,190            $2,554
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

THE MONEY MARKET FUND - FFMXX


INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks to provide current income while maintaining a stable share price of $1.00. To pursue this goal, the Fund invests primarily in high-quality, short-term money market instruments, such as securities backed by the full faith and credit of the U.S. Government, securities issued by U.S. Government agencies, or obligations issued by corporations and financial institutions.


MAIN STRATEGIES
--------------------------------------------------------------------------------

The Fund, like all money funds, follows SEC guidelines on the quality, maturity and diversification of its investments. These guidelines are designed to help reduce a money fund's risks so that it is more likely to keep its share price at $1.00.

      o The Fund only buys securities that the Adviser determines present minimal credit risks and that are rated in one of the top two short-term rating categories or that are comparable unrated securities in the Adviser's opinion.

      o The Fund only buys securities with remaining maturities of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less.

      o Generally, the Fund may not invest more than 5% of its total assets in the securities of a single issuer, other than in U.S. Government securities.

      o Generally, the Adviser will attempt to purchase securities with longer maturities when it believes interest rates are falling and will attempt to purchase securities with shorter maturities when it believes interest rates are rising.

The Fund will limit its purchases to U.S. Government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, funding agreements and repurchase agreements.

None of the Fund's investment goals are fundamental and all may be changed without shareholder approval.

For more information, see "How Does the Fund Pursue Its Investment Goal?" under "More Information About the Funds."

MAIN RISK FACTORS
--------------------------------------------------------------------------------

The Fund is subject to income risk, which is the possibility that the Fund's dividends or income will decline because of falling interest rates. The Fund is subject, to a limited extent, to credit risk which is the possibility that the issuer of a security owned by the Fund will be unable to repay interest and principal in a timely manner.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please read "More About Risk" carefully before investing.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

PERFORMANCE
--------------------------------------------------------------------------------

The bar chart below provides some indication of the risks of investing in The Money Market Fund by showing changes in the Fund's performance from year to year over a 10-year period. The table below compares the Fund's performance with the returns of an index of funds with similar investment objectives. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

Annual Returns
--------------------------------------------------------------------------------
The Money Market Fund - Retail Class

[bar chart]

1997   5.38%     During the 10-year period shown in the bar chart at left, the
1998   5.31%     highest return for a quarter was 1.59% (quarter ended December
1999   4.96%     31, 2000) and the lowest return for a quarter was 0.20%
2000   6.20%     (quarter ended June 30, 2004). The performance of other
2001   4.10%     classes may vary from that shown above because of differences
2002   1.59%     in expenses.
2003   0.92%
2004   1.06%
2005   2.85%
2006   4.71%

The Money Market Fund - Retail Class of Shares' seven-day simple yield on December 31, 2006 was 4.92% and the seven-day compound yield on December 31, 2006 was 5.03%. To request the Fund's current seven-day yield, please call 1-800-325-FLEX or 614-760-2159.

The Money Market Fund - Institutional Class of Shares' seven-day simple yield ended on December 31, 2006 was 5.06% and the seven-day compound yield ended December 31, 2006 was 5.18%.

Average Annual Total Returns
-------------------------------------------------------------------------------------------------------------------------
                                                                  Past            Past            Past
                                                                  One             Five            Ten             Since
For periods ended December 31, 2006                               Year            Years           Years         Inception
-------------------------------------------------------------------------------------------------------------------------
The Money Market Fund - Retail Class                              4.71%           2.22%           3.69%           5.03%(1)
-------------------------------------------------------------------------------------------------------------------------
The Lipper Average General Purpose Money Market Fund(2)           4.20%           1.73%           3.25%           4.65%
-------------------------------------------------------------------------------------------------------------------------
The Money Market Fund - Institutional Class                       4.86%            N/A             N/A            3.91%(3)
-------------------------------------------------------------------------------------------------------------------------
The iMoneyNet Average General Purpose Institutional
Money Market Fund(4)                                              4.78%            N/A             N/A            3.85%
-------------------------------------------------------------------------------------------------------------------------

(1)   Inception date: 3/27/85

(2) Lipper's Average General Purpose Money Market Fund includes a number of mutual funds grouped by investment objective. Lipper's Average General Purpose Money Market Fund takes into account the deduction of expenses associated with a money market fund, such as investment management and accounting fees.

(3)   Inception date: 12/28/04

(4) iMoneyNet's Average General Purpose Institutional Money Market Fund includes first-tier rated institutional money market funds and takes into account the deduction of expenses associated with a money market fund, such as investment management and accounting fees.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales loads, fees or other charges

      o     to buy Fund shares directly from the Fund

      o     to reinvest dividends in additional shares

      o to exchange into shares of other funds in the Flex-funds family of funds

      o     or to redeem your shares.

ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets.)
--------------------------------------------------------------------------------
                                                         Retail    Institutional
                                                          Class            Class
--------------------------------------------------------------------------------
Management Fees                                           0.34%            0.34%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                 0.20%            0.03%
--------------------------------------------------------------------------------
Other Expenses(1)                                         0.33%            0.34%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(2)                   0.87%            0.71%
--------------------------------------------------------------------------------

(1) "Other Expenses" are based upon expenses actually incurred by the Fund for the year ended December 31, 2006.

(2) The Adviser has agreed voluntarily to waive its fees and/or absorb expenses (exclusive of brokerage fees and commissions, taxes, interest and extraordinary or non-recurring expenses) to limit the Fund's total annual operating expenses for Retail Class shares to 0.48% and Institutional Class shares to 0.34%. The Adviser may terminate this agreement at any time.

EXAMPLE

The example in the table below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assuming you

      o     invest $10,000 in the Fund

      o     redeem your shares at the end of the periods shown below

      o     earn a 5% return each year and

      o     incur the same Fund operating expenses shown above,

Your cost of investing in the Fund would be:
--------------------------------------------------------------------------------
                          1 Year          3 Years        5 Years        10 Years
--------------------------------------------------------------------------------
Retail Class                 $89             $278           $482          $1,073
--------------------------------------------------------------------------------
Institutional Class          $73             $227           $395            $883
--------------------------------------------------------------------------------

Your actual costs may be higher or lower.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST

------------------------------------------------------------------------------------------------------------------
                         The Fund may be appropriate if you:            The Fund may not be appropriate
                                                                        if you:
------------------------------------------------------------------------------------------------------------------
The                      o    are seeking long-term growth              o   are investing to meet short-term
Muirfield                     potential but are concerned about             financial goals
Fund(R)                       moderating the risks associated
                              with being invested in stocks at          o   are seeking to be invested in the
                              all times                                     stock market at all times

                         o    are seeking to diversify your             o   are seeking to maximize returns
                              portfolio                                     from an aggressive growth
                                                                            strategy that is invested in stocks
                         o    are investing with a long-term                at all times
                              horizon
------------------------------------------------------------------------------------------------------------------
The Socially             o    are seeking to benefit from income        o   are unwilling to accept an
Responsible Utilities         and appreciation potentials in the            investment that will go up and
Fund                          various industries that constitute            down in value
                              and serve the utility sector of the
                              economy                                   o   are investing to meet short-term
                                                                            financial goals
                         o    are looking to supplement your
                              core equity holdings                      o   desire an investment that is
                                                                            diversified over several market
                         o    are a socially responsible                    sectors
                              investor
------------------------------------------------------------------------------------------------------------------
The Quantex              o    are investing with a long-term            o   are unwilling to accept an
Fund (TM)                     horizon                                       investment that will go up and
                                                                            down in value
                         o    are seeking to diversify your
                              portfolio                                 o   are investing to meet short-
                                                                            term financial goals
                         o    are seeking to be invested in the
                              stock market at all times

                         o    are willing to accept higher short-
                              term risk along with potentially
                              higher long-term returns
------------------------------------------------------------------------------------------------------------------
The Dynamic              o    are seeking long-term growth              o   are investing to meet short-term
Growth                        potential                                     financial goals
Fund
                         o    are seeking to be invested in the         o   are unwilling to accept an
                              stock market at all times                     investment that will go up and
                                                                            down in value
                         o    are seeking to diversify your
                              portfolio

                         o    are investing with a long-term
                              horizon
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST

------------------------------------------------------------------------------------------------------------------
                        The Fund may be appropriate if you:             The Fund may not be appropriate
                                                                        if you:
------------------------------------------------------------------------------------------------------------------
The Agressive           o     are seeking long-term growth              o   are investing to meet short-term
Growth                        potential                                     financial goals
Fund
                        o     are seeking to maximize returns           o   are unwilling to accept an
                              from an aggressive growth                     investment that will go up and
                              strategy that is invested in the              down in value
                              stock market at all times

                        o     are seeking to diversify your
                              portfolio

                        o     are investing with a long-term
                              horizon
------------------------------------------------------------------------------------------------------------------
The Defensive           o     are seeking long-term growth poten-       o   are investing to meet short-term
Growth                        tial but are concerned about moder-           financial goals
Fund                          ating the risks associated with being
                              invested in stocks at all times           o   are seeking to be invested in the
                                                                            stock market at all times
                        o     are seeking to diversify your portfolio
                                                                        o   are seeking to maximize returns
                        o     are investing with a long-term horizon        from an aggressive growth strategy
                                                                            that is invested in stocks at all
                                                                            times
------------------------------------------------------------------------------------------------------------------
The Focused             o     are seeking long-term growth potential    o   are investing to meet short-term
Growth                                                                      financial goals
Fund                    o     are seeking to be invested in the
                              stock market at all times                 o   are unwilling to accept an invest-
                                                                            ment that will go up and down in value
                        o     are seeking to diversify your portfolio

                        o     are investing with a long-term horizon
------------------------------------------------------------------------------------------------------------------
The U.S.                o     are seeking current income                o   require maximum stability of principal
Government
Bond                    o     want to diversify your portfolio of       o   are investing for a maximum
Fund                          common stock holdings                         return over a long-term horizon

                        o     are seeking higher potential returns
                              than money market investments
                              provide and are willing to accept
                              higher volatility than money market
                              investments

                        o     are investing with a relatively short-
                              term horizon
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

WHO MAY WANT TO INVEST

------------------------------------------------------------------------------------------------------------------
                        The Fund may be appropriate if you:             The Fund may not be appropriate
                                                                        if you:
------------------------------------------------------------------------------------------------------------------
The Money               o  like to earn income at current               o   are investing for maximum
Market Fund                money market rates while                         return over a long-term horizon
(Retail and                preserving the value of your
Institutional              investment
Classes)
                        o  are looking for a short-term
                           component of an asset alloca-
                           tion program

                        o  characterize your investment
                           outlook as "very conservative"

                        o  want to be able to move your
                           money into stock or bond
                           investments quickly and
                           without penalty
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------


MORE INFORMATION ABOUT THE FUNDS


THE MUIRFIELD FUND(R)
--------------------------------------------------------------------------------

How does the Fund pursue its investment goal?

The Fund will seek to achieve its investment goal through asset allocation and mutual fund selection. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. The Fund will not invest in other funds of the Flex-funds family of funds.

The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Fund may purchase "load" mutual funds only if the load, or sales commission, is waived for purchases or sales made by the Fund.

The Fund may at times desire to gain exposure to the stock market through the purchase of "index" funds (mutual fund that has a portfolio matching that of a broad-based portfolio) with a portion of its assets.

The Fund manager addresses asset allocation decisions by making shifts in the mix of stocks, bonds and cash in the Fund. The Fund may at times assume a defensive position by investing up to 100% of its assets in money market securities and investment grade bonds.

The Fund may invest in index-based investments (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

The Fund may invest in shares of Exchange Traded Funds (ETFs). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

The Fund may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Fund purchases will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.


THE SOCIALLY RESPONSIBLE UTILITIES FUND
--------------------------------------------------------------------------------

How does the Fund pursue its investment goal?

The Fund seeks to achieve its goal by investing in equity securities of domestic and foreign public utility companies and their suppliers; however, the Fund will not invest in electric utilities that generate power from nuclear reactors.

The Fund generally invests at least 80% of the value of its net assets in securities of domestic or foreign companies that provide electricity, natural gas, water, telecommunications, video distribution or sanitary services to the public and industry. Electricity and gas industries in which the Fund invests include transportation and distribution services between utilities and producers of energy, and independent producers of energy as well as traditional regulated utilities. Communications companies in which the Fund invests include wireline, wireless, fiber, backhaul, cable, radio, and satellite industries. The Fund also invests in suppliers of services and equipment to the industries listed above. Such suppliers may include phone manufacturers, alternate energy equipment manufacturers, meter reading equipment, broadband and routing equipment, enabling technology, etcetera. In determining appropriate industry and sector representation the subadviser makes use of its knowledge of the relevant industries and GIC and SIC codes, making a reasonable determination regarding the correct characterization of a company, bearing in mind the fact that occasionally stocks are mis-categorized or have experienced a change in circumstances since their sector and industry codes were assigned. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Fund will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the subadviser. Debt securities rated below investment grade are rated below Baa or BBB. The Fund will not invest more than 15% of its net assets in securities that are deemed to be illiquid.

The subadviser uses fundamental analysis to identify those securities that it believes provide potential for appreciation, current income or growth of income. Depending on the security, any or all of those three factors may be of greater or lesser importance. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of value. In addition, the subadviser may from time to time use technical analysis in attempting to determine optimal buy and sell points for individual securities. Technical analysis views the absolute and relative movement of a company's stock in an effort to ascertain the probabilities for future price change, based on market factors.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the subadviser, provide current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment goal.

The subadviser emphasizes quality in selecting investments for the Fund. In addition to looking for high credit ratings, the subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

During periods when the subadviser deems it necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high-grade corporate obligations and repurchase agreements. If the Fund takes a temporary defensive position, it may be unable to achieve its investment goal and it may miss out on investment opportunities that are more advantageous.

The Fund may invest in derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Fund.

The Fund, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. This concentration policy is fundamental and may not be changed without shareholder approval.


THE QUANTEX FUND(TM)
--------------------------------------------------------------------------------

How does the Fund pursue its investment goal?

Near the beginning of each calendar year, the Fund's portfolio is restructured. Through the use of the Fund's quantitative investment strategy, stocks are screened for inclusion or removal from the Fund's portfolio. Stocks in the Fund's portfolio whose value has grown or fallen out of the predetermined market capitalization range are sold. Meanwhile, the new stocks that are added to the Fund's portfolio each year are typically undervalued stocks that may have experienced recent declines, are currently out of favor, and have fallen into the pre-determined capitalization range of the Fund's portfolio. The Fund's portfolio is then restructured to create an equally-weighted portfolio of equity securities.

The securities purchased or held by the Fund at the beginning of each year will generally remain in the Fund's portfolio for the remainder of that calendar year, except in those cases where the security is the subject of a merger, acquisition, spin-off or similar event. Therefore, portfolio turnover remains relatively low throughout the year, with the exception of the annual restructuring at the beginning of every year.

The Fund may also invest its assets in other types of equity securities, including index-based investments (IBI's), exchange-traded funds (ETFs), and stock index futures contracts, as a means of providing adequate liquidity and maintaining a fully-invested position in equity securities at all times.

The Fund may invest in index-based investments (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.


THE DYNAMIC GROWTH
--------------------------------------------------------------------------------

How does the Fund pursue its investment goal?

The underlying funds in which the Fund invests will consist of mutual funds and closed end funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants), and that seek capital growth or appreciation, without regard to current income. The Fund will not invest in other funds of the Flex-funds family of funds.

Investment decisions by the investment advisers of the underlying funds are made independently of a portfolio and the Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. A portfolio may also purchase "load" mutual funds, but only if the load, or sales commission, is waived for purchases or sales made by the Fund.

The Fund may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of an open-ended mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Fund purchases will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

The Fund may invest in common stocks directly. Common stock has great potential for appreciation but generally carries a higher risk of volatility than most mutual funds.

Normally, the Fund invests in the following types of mutual funds: aggressive growth, growth, small capitalization, specialty and industry sector funds. In addition, the Fund may at times desire to gain exposure to the stock market through the purchase of "index" funds with a portion of its assets. An index fund mutual fund has a portfolio that corresponds with the portfolio of a broad-based portfolio, for example, the S&P 500 Index. The Fund may also invest in underlying funds holding foreign securities. The Adviser will vary the proportion of each type of underlying fund based on the mix of such funds that may, in the Adviser's view, be most likely to achieve the Fund's investment goals.

The Adviser selects underlying funds in which to invest based in part on their investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative, and risk-adjusted). The Adviser also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings. Many funds in which the Fund invests may not share the same investment goal and investment limitations as the Fund.

The Fund may invest in index-based investments (IBIs), including Standard & Poor's Depositary Receipts (SPDRs). IBIs are shares of publicly traded unit investment trusts that own the stocks in the relevant index. For example, SPDRs represent ownership interests in unit investment trusts holding a portfolio of securities closely reflecting the price performance and dividend yield of the S&P 500 Index. IBIs, including SPDRs, are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. They are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

The Fund may invest in shares of Exchange Traded Funds (ETF). ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, that is, they can be sold at a premium or with a discount. The price of ETFs is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.


THE AGGRESSIVE GROWTH FUND, THE DEFENSIVE GROWTH FUND AND THE FOCUSED GROWTH
FUND
--------------------------------------------------------------------------------

How do the Funds pursue their investment goals?

As mentioned above, the Funds pursue their investment goals by investing in Underlying ETFs. The Defensive Growth Fund may also invest up to 100% of its assets in investment grade bonds, money market instruments, and/or Underlying ETFs that invest in fixed income securities as a defensive tactic. The Aggressive Growth Fund and The Focused Growth Fund normally will be fully invested in Underlying ETFs that invest in equity securities, except when it may be necessary to accumulate cash in order to satisfy minimum purchase requirements of Underlying ETFs or to meet anticipated redemptions.

The Funds may also invest in "closed-end" funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as NASDAQ), and in some cases may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand by the issuer like shares of a mutual fund, investors seek to buy and sell shares of closed-end funds in the secondary market.


--------------------------------------------------------------------------------
                                                                         Page 45
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The Flex-funds                                       Prospectus | April 30, 2007
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The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund that the Funds purchase will ever decrease. In fact, it is possible that this market discount may increase, and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Funds' shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

The Funds may invest in common stocks directly. The Funds may also invest in "traditional" derivatives, such as financial futures contracts and related options as a hedge against changes, resulting from market conditions, in the value of securities held or intended to be held by the Funds. The Funds may also invest in options on ETFs.

As mentioned above, under normal conditions, the Adviser intends periodically to reallocate its investments in the Underlying ETFs. This process may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in the Fund. However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

Investors in the Funds may bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying ETFs that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

A more complete description of the risks associated with the investment practices of the Underlying ETFs is provided under "Investment Policies and Related Matters - The Underlying ETFs" in the Funds' Statement of Additional Information.


THE U.S. GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

How does the Fund pursue its investment goal?

Under normal circumstances, at least 80% of the Fund's net assets will be invested in U.S. Government debt securities.

The U.S. Government securities in which the Fund invests are either issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. These securities are limited to:

      o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

      o notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, such as: the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and


--------------------------------------------------------------------------------
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Prospectus | April 30, 2007                                       The Flex-funds
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      o     repurchase agreements relating to any of the foregoing U.S.
            Government securities or repurchase agreements collateralized by commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., provided no more than 20% of the Fund's net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper.

      o investment grade and non-investment grade corporate debt obligations, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody's or Standard & Poor's, or if unrated, determined by adviser to be comparable quality, provided no more than 20% of the Fund's net assets will be invested in the foregoing securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. However, certain instrumentalities of the U.S. Government such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, are not backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

      o the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

      o discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or

      o     the credit of the agency or instrumentality.

The Fund will invest in U.S. Government securities of varying maturities. Normally, the Fund will invest in intermediate and/or long-term year U.S. Government securities if the Adviser believes the risk/reward relationship of the bond market is positive.

If the Adviser believes the risk/reward relationship of the bond market is negative, the Fund will invest in short-term U.S. Government securities or money market securities.

The Fund's Adviser believes the appropriate way to defend assets against shifts in interest rates is to be invested in short-term U.S. Government securities. The Fund's Adviser believes the appropriate way to benefit from anticipated downward shifts in interest rates is to be invested in longer term maturities. To determine the maturity of U.S. Government securities to purchase, the Adviser monitors the following indicators:

      o Interest Rate Trends - the movement of U.S. Government securities yields of various maturities.

      o     Yield curve - yield levels of various maturities at a point in time.

      o     Economic Indicators - economic growth, employment, and inflation.


--------------------------------------------------------------------------------
                                                                         Page 47
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The Flex-funds                                       Prospectus | April 30, 2007
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THE MONEY MARKET FUND
--------------------------------------------------------------------------------

The Money Market Fund is a multiple class fund with two classes of shares - Retail Class and Institutional Class. The differing expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Persons entitled to receive compensation for selling or promoting the Fund's share may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the differing classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

How does the Fund pursue its investment goal?

The manager seeks to achieve its goal by investing in high-quality money market instruments which mature in 397 days or less. Also, the Fund will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

The Fund may change its average portfolio maturity or level of quality to protect its net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Fund may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. Government or U.S. Government agency obligations.


WHO MANAGES THE FUNDS?
--------------------------------------------------------------------------------

The Board. The Board of Trustees oversees the management of The Flex-Funds' trust and elects its officers. The officers are responsible for the Funds day-to-day operations. Information concerning the trustees and officers of the Funds appears in the Statement of Additional Information.

Investment Adviser. Meeder Asset Management, Inc. ("Meeder") serves as investment adviser to the Funds. Meeder has been an investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since 1974. As of December 31, 2006, Meeder and its affiliates managed approximately $1.1 billion in assets. Meeder has its principal offices at 6125 Memorial Drive, Dublin, OH 43017.

Pursuant to an investment advisory contract between Meeder and the Trust, Meeder manages both the investment operations of the Funds and the composition of their portfolios, including the purchase, retention, disposition and loan of securities. This investment advisory contract is subject to the supervision of the Board of Trustees and executed in conformity with the stated objective and policies of the Funds. In connection therewith, Meeder is obligated to keep certain books and records of the Funds. Meeder also administers the corporate affairs of the Funds, and in connection therewith, furnishes office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Huntington National Bank, the portfolio's custodian, and Mutual Funds Service Co., the Funds' transfer and disbursing agent, fund accounting agent and administrator. Mutual Funds Service Co. is an affiliate of Meeder.

Investment Subadviser - The Socially Responsible Utilities Fund

Miller/Howard Investments, Inc. ("Miller/Howard"), The Socially Responsible Utilities Fund subadviser, makes investment decisions for the Fund. Meeder continues to have responsibility for all investment advisory services provided to the Fund and supervises Miller/Howard's performance of such services. Miller/Howard is a registered investment adviser that has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 2006, Miller/Howard managed approximately $683.3 million in assets. Miller/Howard has its principal offices at 324 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498.


--------------------------------------------------------------------------------
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Prospectus | April 30, 2007                                       The Flex-funds
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PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

The individuals primarily responsible for the management of each of the Funds are listed below:

A team of persons employed by Meeder Asset Management, Inc. will be jointly and primarily responsible for the day-to-day management of The Muirfield Fund(R), The Quantex Fund(TM), The Dynamic Growth Fund, The Aggressive Growth Fund, The Defensive Growth Fund, The Focused Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund. The investment management team consists of Albert Chu, CFA, Stephen D. Goodman, CMT, Robert S. Meeder, Jr., Dale Smith and Robert Techentin.

Mr. Chu is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since March 2005. Mr. Chu brings 6 years of investment industry experience to Meeder Asset Management, with previous positions as Director of Investment Research at Singer Xenos Wealth Management from 2002 to 2005, Portfolio Analyst at Singer Xenos Wealth Management from 2001 to 2002, Senior Investment Associate at Harris Trust/Bank of Montreal from 2000 to 2001 and Research Analyst at AOL Time Warner from 1999 to 2000. Mr. Chu has been a member of the team managing the Funds since August 2005.

Mr. Goodman is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since February 2006. Mr. Goodman brings 12 years of investment industry experience to Meeder Asset Management, with his previous position as a Senior Research Analyst at H&R Block Financial Advisors from 1998 to 2005. Mr. Goodman has been a member of the team managing the Funds since February 2006.

Mr. Meeder brings over 25 years of investment industry experience to Meeder Asset Management, Inc. Mr. Meeder has been President of Meeder Asset Management, Inc. since 1991 and has been a member of the team managing the Funds since August of 2005. In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Meeder Asset Management, Inc. organization.

Mr. Smith has been associated with Meeder Asset Management as Chief Financial Officer and Chief Investment Officer since March 2005. Mr. Smith brings 23 years of financial services experience to Meeder Asset Management, with previous positions as Senior Vice President, Financial Services at BISYS Fund Services from 1999 to 2004 and Senior Vice President, Fund Accounting at BISYS Fund Services from 1996 to 1999. Mr. Smith has been a member of the team managing the Fund ssince August 2005.

Mr. Techentin is a Portfolio Manager at Meeder Asset Management, Inc. and has been associated with Meeder Asset Management, Inc. since August 2006. Mr. Techentin brings 14 years of investment industry experience to Meeder Asset Management, with his previous positions as Portfolio Manager at H&R Block from 1993 to 2001, Financial Representative at Northwestern Mutual Life Insurance Company from 2002 to 2005 and as a Financial Consultant at Charles Schwab & Co. from 2005 to 2006. Mr. Techentin has been a member of the team managing the Funds since August 2006.


--------------------------------------------------------------------------------
                                                                         Page 49
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The Socially Responsible Utilities Fund. The portfolio manager responsible for
The Socially Responsible Utilities Fund's investment decisions is Lowell G. Miller, a director and the President of Miller/Howard, the subadviser to the Fund. Mr. Miller has served as President and portfolio manager of Miller/Howard and its predecessor since 1984 and has managed the Fund since its inception in 1995.

The Statements of Additional Information for the Funds provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Management Fees. During the calendar year ended December 31, 2006, the Funds paid management fees totaling the following:

Fund                                             Management Fee as Percentage of
                                                 Average Daily Net Assets
--------------------------------------------------------------------------------
The Muirfield Fund(R)                                                      0.96%
--------------------------------------------------------------------------------
The Socially Responsible Utilities Fund                                    1.00%
--------------------------------------------------------------------------------
The Quantex Fund(TM)                                                       0.75%
--------------------------------------------------------------------------------
The Dynamic Growth Fund                                                    0.75%
--------------------------------------------------------------------------------
The Aggressive Growth Fund                                                 0.75%
--------------------------------------------------------------------------------
The Defensive Growth Fund                                                  0.75%
--------------------------------------------------------------------------------
The Focused Growth Fund                                                    0.75%
--------------------------------------------------------------------------------
The U.S. Government Bond Fund                                            (0.38)%
--------------------------------------------------------------------------------
The Money Market Fund                                                      0.19%
--------------------------------------------------------------------------------

A discussion regarding the basis for the Board of Trustees approving any investment advisory contract of the Funds will be available in the Funds' semi-annual report to shareholders for the semi-annual period from January 1, 2007 through June 30, 2007.

For more information about management fees, see "Investment Adviser" in the Statement of Additional Information.


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PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The Flex-funds' complete portfolio holdings as of the end of each calendar month are posted on www.flexfunds.com ordinarily by the 10th day of the following calendar month. For certain of the Flex-funds mutual funds, only limited portfolio information may be disclosed on the website (e.g., only top ten holdings) instead of a complete list of holdings. This holdings information generally remains accessible at least until The Flex-funds files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current. The holdings information may change on a quarterly basis and will be updated on The Flex-funds website accordingly. The Flex-funds' Statement of Additional Information includes a more detailed description of The Flex-funds' policies and procedures with respect to the disclosure of The Flex-funds' portfolio holdings.

PAST PERFORMANCE OF PRIVATE ACCOUNTS - THE QUANTEX FUND(TM)
--------------------------------------------------------------------------------

The Quantex Fund(TM) was formerly known as The Highlands Growth Fund. As of April 30, 2005, the Fund name was changed to The Quantex Fund(TM) and the investment strategy was changed to be substantially similar to the investment strategy and management of The Meeder Asset Management, Inc. Small and Mid-capitalization Account Composite ("SMID"), whose performance is shown on the following page. Now that there has been a full calendar year of performance for The Quantex Fund(TM), solely with its new investment strategy, we have provided just the performance of the SMID for periods prior to 2006 for review on the following page.


Purpose of Past Performance. Average annual returns prior to that date reflect a combination of the Fund's current and previous investment strategies. The Fund's management fee waiver is contractual and can be terminated annually by he Adviser on its renewal date. The performance information below is provided to show the past performance of the Adviser in managing substantially similar accounts to The Quantex Fund(TM), and to measure the past performance against market indexes, the Standard & Poor's 400 Mid-Cap Index and the Russell 2000 Index.

What Past Performance Does Not Represent. The past performance shown below does not represent the future or present performance of The Quantex Fund(TM). You should not consider the past performance shown below as an indication of the future performance of The Quantex Fund(TM).

Similar Accounts. Since May 2006, an investment team has served as the Adviser's portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of The Quantex Fund(TM). Substantially all of the assets of these privately managed accounts have invested in stocks.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The Adviser's composite includes all actual, fee paying, discretionary, private accounts managed by the Adviser that have investment objectives, policies, strategies and risks substantially similar to those of The Quantex Fund(TM). Cash and equivalents are included in performance returns. The yearly returns of the Adviser's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by compounding the composite returns of each quarter within the calendar year.


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Differences in Regulation. The private accounts that are included in the
Adviser's composite are not subject to the same types of expenses to which The Quantex Fund(TM) are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on The Quantex Fund(TM) by federal securities laws. If the private accounts were subject to the same expenses and regulatory restrictions as The Quantex Fund(TM), the performance results of the private accounts may have been adversely affected.

The investment results of the Adviser's composite presented below are unaudited and not intended to predict the returns that might be experienced by investing in The Quantex Fund(TM). You should also be aware that the SEC uses a method different from that used below to calculate mutual fund performance primarily due to the fact that mutual funds are subject to different types of expenses than composites of private accounts. This difference in expenses to which mutual funds and composites of private accounts are subject could result in different performance returns.

PAST PERFORMANCE OF PRIVATE ACCOUNTS

                 Meeder Asset
             Management, Inc.
                    Small and
           Mid-Capitalization          Standard & Poor's 400        Russell 2000
Year       Accounts Composite               Mid-Cap Index(1)            Index(2)
--------------------------------------------------------------------------------
1990                  -22.44%                    -5.02%                  -19.43%
--------------------------------------------------------------------------------
1991                   36.51%                    50.09%                   46.06%
--------------------------------------------------------------------------------
1992                   21.56%                    11.91%                   18.43%
--------------------------------------------------------------------------------
1993                   13.36%                    13.95%                   18.89%
--------------------------------------------------------------------------------
1994                    1.43%                    -3.56%                   -1.79%
--------------------------------------------------------------------------------
1995                   21.29%                    30.91%                   28.45%
--------------------------------------------------------------------------------
1996                   19.49%                    19.20%                   16.51%
--------------------------------------------------------------------------------
1997                   24.64%                    32.26%                   22.38%
--------------------------------------------------------------------------------
1998                    1.16%                    19.27%                   -2.51%
--------------------------------------------------------------------------------
1999                   14.84%                    14.74%                   21.27%
--------------------------------------------------------------------------------
2000                    6.50%                    17.52%                   -2.91%
--------------------------------------------------------------------------------
2001                   12.25%                    -0.55%                    2.57%
--------------------------------------------------------------------------------
2002                  -17.68%                   -14.49%                  -20.46%
--------------------------------------------------------------------------------
2003                   64.24%                    35.62%                   47.27%
--------------------------------------------------------------------------------
2004                   18.95%                    16.48%                   18.35%
--------------------------------------------------------------------------------
2005                    0.61%                    12.55%                    4.55%
--------------------------------------------------------------------------------

(1) The Standard & Poor's 400 Mid-Cap Index is an unmanaged index of common stock prices of mid-capitalization companies. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. One cannot invest directly in an index.

(2) The Russell 2000 Index is a market-capitalization weighted index of the stocks of the 2,000 smallest compaines included in the 3,000 largest U.S. Domiciled companies. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. One cannot invest directly in an index.


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HOW IS THE TRUST ORGANIZED?
--------------------------------------------------------------------------------

Each Fund is a no-load, open-end management investment company that is a series of The Flex-Funds trust (the "Trust").

The Board of Trustees of the Trust oversees the Funds' activities. The board retains various companies to carry out the Funds' operations, including the investment adviser, custodian, transfer agent and others. The board has the right, and the obligation, to terminate the Funds' relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests. At a mutual fund's inception, the initial shareholder (typically the Adviser) appoints the Fund's board. Thereafter, the board and the shareholders determine the board's membership. The board of the Trust may include individuals who are affiliated with the investment adviser.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Distribution Fees"). A shareholder meeting for the purpose of removing board members may be called by a vote of 10% of the outstanding shares of the Trust.

Funds' Trades

As long as the Adviser or subadviser believes a brokerage firm can provide a combination of quality execution (i.e., timeliness and completeness) and favorable price, they may also consider research and related services when choosing a brokerage firm. Brokerage firms may use a portion of the commissions paid by a Fund to reduce its expenses.

Diversification

All of the Funds are diversified, which means each Fund may not, with respect to at least 75% of its assets (100% of its assets in the case of the Money Market
Fund), invest more than 5% of its assets in the securities of one company.


HOW DOES TAXATION AFFECT THE FUNDS AND THEIR SHAREHOLDERS?
--------------------------------------------------------------------------------

How Does a Fund Earn Income and Gains?

A Fund may earn dividends and interest (a Fund's "income") on its investments. When a Fund sells a security for a price that is higher than it paid, it has a gain. When a Fund sells a security for a price that is lower than it paid, it has a loss. If a Fund has held the security for more than one year, the gain or loss will be a long-term capital gain or loss. If a Fund has held the security for one year or less, the gain or loss will be a short-term capital gain or loss. The Fund's gains and losses are netted together, and, if a Fund has a net gain (a Fund's "gain"), that gain will generally be distributed to you.

Taxation of a Fund's Investments

A Fund invests your money in the securities that are described in the sections "Main Strategies" and "How Does the Fund Pursue Its Investment Goal?" Special tax rules may apply in determining the income and gains that a Fund earns on its investments. These rules may, in turn, affect the amount of distributions that the Funds pay to you. These special tax rules are discussed in the SAI.

Taxation of a Fund. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains that it distributes to you.


--------------------------------------------------------------------------------
                                                                         Page 53
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Foreign Taxes. Foreign governments may impose taxes on the income and gains from a Fund's investments in foreign securities. These taxes will reduce the amount of the Fund's distributions to you.

Taxation of Shareholders

What is a Distribution? As a shareholder, you will receive your share of a Fund's income and gains on its investments in stocks and other securities. The Fund's income and short-term capital gains are paid to you as ordinary dividends. The Fund's long-term capital gains are paid to you as capital gain distributions. If the Fund pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital. These amounts, taken together, are what we call the Fund's distributions to you. In general, any dividends and net short-term capital gain distributions you receive from the Funds are taxable as ordinary income. Distribution of other capital gains generally are taxable as long-term capital gains. The Socially Responsible Utilities Fund, The U.S. Government Bond and The Money Market Fund pay dividends from their net investment income on a monthly basis. The Muirfield Fund(R) , The Quantex Fund(TM), The Aggressive Growth Fund, The Dynamic Growth Fund, The Defensive Growth Fund and The Focused Growth Fund pay dividends from their net investment income on a quarterly basis. All Funds distribute capital gains, if any, annually.

Distributions. Distributions from a Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. A Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from the Fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but you will be required to report Fund distributions on your income tax return when your qualified plan makes payments directly to you. Special rules apply to payouts from Roth and Education IRAs.

Dividends-Received Deduction. Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.

Buying a Dividend. Purchasing Fund shares in a taxable account shortly before a distribution is known as "buying a dividend." In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the Fund shares. The risk in buying a dividend is that the Funds may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit. We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

Dividend Reinvestments. Most investors have their dividends reinvested in additional shares of the same Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend payable date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable or the check is not cashed within six months of the date of the check, your dividends will be reinvested. Dividend distributions of less than $10 will automatically be reinvested.


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Redemptions and Exchanges

What is a Redemption? A redemption is a sale by you to a Fund of some or all of your shares in the Fund. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. An exchange of shares in a Fund for shares of another Flex-Funds' Fund is treated as a redemption of Fund shares and then a purchase of shares of the other Flex-Funds' Fund. When you redeem or exchange your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

If you redeem your shares or if you exchange your shares in a Fund for shares in another Flex-Funds' Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares in a Fund will be disallowed by the IRS if you purchase other shares in that Fund within 30 days before or after your redemption or exchange.

U.S. Government Interest. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions. The Funds will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

State Taxes. Ordinary dividends and capital gain distributions that you receive from the Funds, and gains arising from redemptions or exchanges of your Funds shares will generally be subject to state and local income tax. The holding of Funds shares may also be subject to state and local intangibles taxes. You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in the Funds.

In-Kind Distributions. The Flex-Funds has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash) in the event of an emergency or when, in the opinion of a Flex-Funds' Fund or Meeder, payment in cash would be harmful to existing shareholders. In the event the Fund makes an in kind distribution, you could incur brokerage and transaction charges when converting the securities to cash.

Federal Backup Withholding. By law, the Funds must withhold 28% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 28% of your distributions if you are otherwise subject to backup withholding.

Annual Fund Operating Expenses. The SEC now requires all mutual funds that invest in shares of one or more acquired funds to add a subcaption to the "Annual Fund Operating Expense" portion of the Fund Prospectus. The calculation includes all fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more acquired underlying funds. In the Prospectus, these expenses have been labeled as "Estimated Indirect Expenses of Underlying Funds" and "Net Annual Fund and Underlying Fund's Operating Expense." This new disclosure pertains to The Aggressive Growth Fund, The Defensive Growth Fund, The Focused Growth Fund, The Muirfield Fund(R) and The Dynamic Growth Fund.


--------------------------------------------------------------------------------
                                                                         Page 55
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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years (or, if shorter, the period of the Funds' operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The financial highlights for the years ended December 31, 2006, 2005 and 2004 have been audited by Cohen Fund Audit Services, Ltd. (formerly Cohen McCurdy, Ltd.), whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information for the two years ended December 31, 2003 and December 31, 2002 had been audited by another independent accounting firm.

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Financial Highlights

THE MURIFIELD FUND(R)                                              2006         2005         2004         2003         2002
                                                               -------------------------------------------------------------
Net Asset Value, Beginning of Period                           $   5.15     $   5.11     $   4.79     $   3.76     $   4.25

Income from Investment Operations

Net investment income (loss)                                       0.04         0.07         0.01        (0.04)       (0.02)

Net gains (losses) on investments, futures, options,
and distributions by other investment companies (both
realized and unrealized)                                           0.66         0.04         0.32         1.07        (0.47)

Total from Investment Operations                                   0.70         0.11         0.33         1.03        (0.49)

Less Distributions

From net investment income                                        (0.04)       (0.07)       (0.01)          --           --


Total Distributions                                               (0.04)       (0.07)       (0.01)           0            0


Net Asset Value, End of Period                                 $   5.81     $   5.15     $   5.11     $   4.79     $   3.76

Total Return (assumes reinvestment of distributions) (5)(7)       13.62%        2.13%        6.80%       27.39%      (11.42%)

Ratios/Supplemental Data

Net assets, end of period ($000)                               $ 53,227     $ 78,181     $ 69,656     $ 58,524     $ 47,644

Ratio of net expenses to average net assets (1)(2)(6)              1.45%        1.42%        1.26%        1.39%        1.41%

Ratio of net investment income (loss) to average net assets
(1)(2)(4)(6)                                                       0.65%        1.36%        0.12%       (1.06%)      (0.43%)

Ratio of expenses to average net assets after reductions,
excluding expenses paid indirectly (1)(2)(6)                       1.56%        1.53%        1.45%        1.47%        1.46%

Ratio of expenses to average net assets before reductions
(1)(2)(6)                                                          1.85%        1.76%        1.70%        1.60%        1.46%

Portfolio turnover rate (3)(5)                                      131%         145%         145%         252%         278%


(1)   Ratio reflects reductions in corresponding portfolio, if applicable.

(2) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(3) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(4) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(5)   Not annualized for periods of less than one full year.

(6)   Annualized for periods of less than one full year.

(7) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact on total return.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial Highlights


THE SOCIALLY RESPONSIBLE UTILITIES FUND                           2006        2005        2004        2003        2002
                                                               --------------------------------------------------------
(Formerly The Total Return Utilities Fund)
Net Asset Value, Beginning of Period                           $ 19.03     $ 16.51     $ 14.29     $ 12.66     $ 18.63

Income from Investment Operations

Net investment income                                             0.15        0.24        0.32        0.29        0.34

Net gains (losses) on securities, futures, and options
(both realized and unrealized)                                    3.20        2.52        2.22        1.63       (5.97)

Total from Investment Operations                                  3.35        2.76        2.54        1.92       (5.63)

Less Distributions

From net investment income                                       (0.15)      (0.24)      (0.32)      (0.29)      (0.34)


Total Distributions                                              (0.15)      (0.24)      (0.32)      (0.29)      (0.34)


Net Asset Value, End of Period                                 $ 22.23     $ 19.03     $ 16.51     $ 14.29     $ 12.66

Total Return (assumes reinvestment of distributions) (3)         17.68%      16.80%      18.01%      15.46%     (30.36%)

Ratios/Supplemental Data

Net assets, end of period ($000)                               $23,969     $22,644     $28,447     $21,038     $19,133

Ratio of net expenses to average net assets (1)(4)                2.05%       2.03%       1.91%       1.92%       1.81%

Ratio of net investment income to average net assets (1)(4)       0.74%       1.32%       2.21%       2.25%       2.32%

Ratio of expenses to average net assets after reductions,
excluding expenses paid indirectly (1)(4)                         2.05%       2.05%       1.91%       1.94%       1.88%

Ratio of expenses to average net assets before reductions
(1)(4)                                                            2.18%       2.19%       1.99%       1.94%       1.88%

Portfolio turnover rate (2)(3)                                      27%         28%         38%         41%         32%

(1)   Ratio reflects reductions in corresponding portfolio, if applicable.

(2) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(3)   Not annualized for periods of less than one full year.

(4)   Annualized for periods of less than one full year.

--------------------------------------------------------------------------------
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Financial Highlights


THE QUANTEX FUND TM                                              2006        2005        2004       2003        2002
                                                              -------------------------------------------------------
Net Asset Value, Beginning of Period                          $ 17.09     $ 15.95     $ 14.82    $ 11.65     $ 15.47

Income from Investment Operations

Net investment income (loss)                                     0.08        0.01          --      (0.01)      (0.03)

Net gains (losses) on securities, futures, and options
(both realized and unrealized)                                   2.77        1.14        1.13       3.18       (3.79)

Total from Investment Operations                                 2.85        1.15        1.13       3.17       (3.82)

Less Distributions

From net investment income                                      (0.08)      (0.01)         --         --          --

From net capital gains                                                         --          --         --          --

Total Distributions                                             (0.08)      (0.01)          0          0           0


Net Asset Value, End of Period                                $ 19.86     $ 17.09     $ 15.95    $ 14.82     $ 11.65

Total Return (assumes reinvestment of distributions)(3)         16.67%       7.21%       7.62%     27.21%     (24.69%)

Ratios/Supplemental Data

Net assets, end of period ($000)                              $20,074     $17,114     $18,853    $19,968     $18,360

Ratio of net expenses to average net assets (1)(4)               1.66%       1.75%       1.73%      1.84%       1.76%

Ratio of net investment income (loss) to average net assets
(1)(4)                                                           0.47%       0.06%       0.00%     (0.11%)     (0.20%)

Ratio of expenses to average net assets after reductions,
excluding expenses paid indirectly (1)(4)                        1.66%       1.78%       1.77%      1.84%       1.78%

Ratio of expenses to average net assets before reductions
(1)(4)                                                           2.25%       2.19%       2.06%      1.91%       1.79%

Portfolio turnover rate (2)(3)                                     30%        171%        253%       140%         54%

(1)   Ratio reflects reductions in corresponding portfolio, if applicable.

(2) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(3)   Not annualized for periods of less than one full year.

(4)   Annualized for periods of less than one full year.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Financial Highlights


THE DYNAMIC GROWTH FUND                                           2006        2005        2004        2003        2002
                                                               --------------------------------------------------------
Net Asset Value, Beginning of Period                           $  8.28     $  7.94     $  7.67     $  5.58     $  7.37

Income from Investment Operations

Net investment income (loss)                                      0.04        0.06       (0.04)      (0.06)      (0.04)

Net gains (losses) on investments,  futures, options,
and distributions by other investment companies
(both realized and unrealized)                                    1.28        0.34        0.31        2.15       (1.75)

Total from Investment Operations                                  1.32        0.40        0.27        2.09       (1.79)

Less Distributions

From net investment income                                       (0.04)      (0.06)         --          --          --

Total Distributions                                              (0.04)      (0.06)          0           0           0


Net Asset Value, End of Period                                 $  9.56     $  8.28     $  7.94     $  7.67     $  5.58

Total Return (assumes reinvestment of distributions) (1)(7)      15.96%       5.08%       3.52%      37.46%     (24.29%)

Ratios/Supplemental Data

Net assets, end of period ($000)                               $21,566     $31,943     $24,862     $21,024     $17,094

Ratio of net expenses to average net assets (2)(3)(4)             1.42%       1.41%       1.20%       1.22%       1.18%

Ratio of net investment income (loss) to average net assets
(2)(3)(4)(6)                                                      0.42%       0.87%      (0.48%)     (0.84%)     (0.69%)

Ratio of expenses to average net assets after reductions,
excluding expenses paid indirectly (2)(3)(4)                      1.55%       1.58%       1.41%       1.27%       1.29%

Ratio of expenses to average net assets before reductions
(2)(3)(4)                                                         1.86%       1.84%       1.70%       1.60%       1.35%

Portfolio turnover rate (1)(5)                                     123%        202%        174%        250%        392%


(1)   Not annualized for periods of less than one full year.

(2)   Annualized for periods of less than one full year.

(3)   Ratio reflects reductions in corresponding portfolio, if applicable.

(4) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(5) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(6) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact on total return.


--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------


Financial Highlights


THE AGGRESSIVE GROWTH FUND                                         2006         2005         2004         2003         2002
                                                               -------------------------------------------------------------

Net Asset Value, Beginning of Period                           $   7.19     $   6.83     $   6.65     $   4.79     $   6.52

Income from Investment Operations

Net investment income (loss)                                       0.03         0.02        (0.03)       (0.05)       (0.06)

Net gains (losses) on investments,  futures, options,
and distributions by other investment companies
(both realized and unrealized)                                     0.94         0.36         0.21         1.91        (1.67)

Total from Investment Operations                                   0.97         0.38         0.18         1.86        (1.73)

Less Distributions

From net investment income                                        (0.03)       (0.02)          --           --           --

Total Distributions                                               (0.03)       (0.02)           0            0            0


Net Asset Value, End of Period                                 $   8.13     $   7.19     $   6.83     $   6.65     $   4.79

Total Return (assumes reinvestment of distributions) (1)(7)       13.54%        5.62%        2.71%       38.83%      (26.53%)

Ratios/Supplemental Data

Net assets, end of period ($000)                               $ 21,554     $ 11,639     $ 10,773     $  9,122     $  7,046

Ratio of net expenses to average net assets (2)(3)(4)              1.80%        1.88%        1.64%        1.39%        1.22%

Ratio of net investment income (loss) to average net assets
(2)(3)(4)(6)                                                       0.51%        0.35%       (0.41%)      (0.85%)      (0.95%)

Ratio of expenses to average net assets after reductions,
excluding expenses paid indirectly (2)(3)(4)                       1.81%        2.03%        1.80%        1.44%        1.32%

Ratio of expenses to average net assets before reductions
(2)(3)(4)                                                          1.98%        2.30%        2.07%        1.99%        1.67%

Portfolio turnover rate (1)(5)                                      200%         181%         264%         255%         349%


(1)   Not annualized for periods of less than one full year.

(2)   Annualized for periods of less than one full year.

(3)   Ratio reflects reductions in corresponding portfolio, if applicable.

(4) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(5) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(6) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7) In 2005, the Adviser voluntarily reimbursed the Fund for a realized investment loss, which had no impact on total return.


--------------------------------------------------------------------------------
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Financial Highlights


THE U.S. GOVERNMENT BOND FUND                                      2006           2005           2004           2003           2002
                                                                -------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 20.22     $    20.82     $    21.00     $    22.79     $    21.41

Income from Investment Operations

Net investment income                                              0.68           0.73           0.52           0.35           0.54

Net gains (losses) on securities, futures, and options
(both realized and unrealized)                                     0.14          (0.76)         (0.18)         (1.35)          1.65

Total from Investment Operations                                   0.82          (0.03)          0.34             (1)          2.19

Less Distributions

From net investment income                                        (0.74)         (0.57)         (0.52)         (0.35)         (0.54)

From net capital gains                                               --             --             --          (0.44)         (0.27)

Total Distributions                                               (0.74)         (0.57)         (0.52)         (0.79)         (0.81)

Net Asset Value, End of Period                                  $ 20.30     $    20.22     $    20.82     $    21.00     $    22.79

Total Return (assumes reinvestment of distributions) (3)           4.13%         (0.14)%         1.64%         (4.43)%        10.34%

Ratios/Supplemental Data

Net assets, end of period ($000)                                $ 7,118     $    6,324     $    9,316     $   10,840     $   14,226

Ratio of net expenses to average net assets (1)(4)                 1.10%          1.10%          1.10%          1.10%          1.10%

Ratio of net investment income to average net assets (1)(4)        3.59%          2.75%          2.49%          1.59%          2.43%

Ratio of expenses to average net assets before
reductions (1)(4)                                                  2.22%          2.02%          1.58%          1.24%          1.13%

Portfolio turnover rate (2)(3)                                      106%           159%           352%           568%           408%


(1)   Ratio reflects reductions in corresponding portfolio, if applicable.

(2) Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the Fund's portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the Fund invested. Beginning April 14 the Fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.

(3) Not annualized for periods of less than one full year. (4) Annualized for periods of less than one full year.

(4)   Annualized for periods of less than one full year.

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Financial Highlights


THE MONEY MARKET FUND - RETAIL CLASS                                2006          2005          2004          2003          2002
                                                               -----------------------------------------------------------------
Net Asset Value, Beginning of Period                           $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

Income from Investment Operations

Net investment income                                              0.046         0.028         0.011         0.009         0.016

Total from Investment Operations                                   0.046         0.028         0.011         0.009         0.016

Less Distributions

From net investment income                                        (0.046)       (0.028)       (0.011)       (0.009)       (0.016)

Total Distributions                                               (0.046)       (0.028)       (0.011)       (0.009)       (0.016)


Net Asset Value, End of Period                                 $    1.00     $    1.00     $    1.00     $    1.00     $    1.00

Total Return (assumes reinvestment of distributions) (2)            4.71%         2.85%         1.06%         0.92%         1.59%

Ratios/Supplemental Data

Net assets, end of period ($000)                               $ 159,641     $ 129,200     $ 148,650     $ 165,607     $ 186,280

Ratio of net expenses to average net assets (1)(3)                  0.48%         0.47%         0.46%         0.43%         0.44%

Ratio of net investment income to average net assets (1)(3)         4.64%         2.79%         1.04%         0.92%         1.58%

Ratio of expenses to average net assets before reductions
(1)(3)                                                              0.87%         0.89%         0.84%         0.82%         0.66%

(1)   Ratio reflects reduction in corresponding portfolio, if applicable

(2)   Not annualized for periods of less than one full year.

(3)   Annualized for periods of less than one full year.


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--------------------------------------------------------------------------------

Financial Highlights


THE MONEY MARKET FUND - INSTITUTIONAL CLASS                           2006          2005          2004*
                                                                 --------------------------------------
Net Asset Value, Beginning of Period                             $    1.00     $    1.00     $    1.00

Income from Investment Operations

Net investment income                                                0.048         0.030         0.000**

Total from Investment Operations                                     0.048         0.030         0.000

Less Distributions

From net investment income                                          (0.048)       (0.030)        0.000**

Total Distributions                                                 (0.048)       (0.030)        0.000


Net Asset Value, End of Period                                   $    1.00     $    1.00     $    1.00

Total Return (assumes reinvestment of distributions)(1)               4.86%         2.99%         0.02%

Ratios/Supplemental Data

Net assets, end of period ($000)                                 $  24,118     $  21,083     $  30,310

Ratio of net expenses to average net assets (2)                       0.34%         0.33%         0.33%

Ratio of net investment income to average net assets (2)              4.76%         2.93%         1.96%

Ratio of expenses to average net assets before reductions (2)         0.71%         0.71%         0.67%

(1)   Not annualized for periods of less than one full year.

(2)   Annualized for periods of less than one full year.

*     Commenced operations on December 28, 2004.

**    Actual amounts were less than one-tenth of one cent.


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--------------------------------------------------------------------------------

Financial Highlights

THE DEFENSIVE GROWTH FUND                                           2006*
                                                               ----------
Net Asset Value, Beginning of Period                           $   10.00

Income from Investment Operations

Net investment income (loss)                                        0.07

Net gains (losses) on securities, futures, and options (both
realized and unrealized)                                            0.51

Total from Investment Operations                                    0.58

Less Distributions

From net investment income                                         (0.07)

Total Distributions                                                (0.07)


Net Asset Value, End of Period                                 $   10.51

Total Return (assumes reinvestment of distributions) (1)            5.84%

Ratios/Supplemental Data

Net assets, end of period ($000)                               $  42,489

Ratio of net expenses to average net assets (2)(3)                  1.72%

Ratio of net investment income (loss) to average net assets
(2)(3)(4)                                                           1.20%

Ratio of expenses to average net assets after reductions
excluding expenses paid indirectly (2)(3)                           1.72%

Ratio of expenses to average net assets before reductions
(2)(3)                                                              1.81%

Portfolio turnover rate (1)                                          105%

(1)   Not annualized for periods of less than one full year.

(2)   Annualized for periods of less than one full year.

(3) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(4) Recognition of net investment income by the Fund is affected by the timing of the of dividends by the underlying exchange traded funds in which the Fund invests.

*     Commenced Operations January 31, 2006


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Financial Highlights

THE FOCUSED GROWTH FUND                                           2006*
                                                               --------
Net Asset Value, Beginning of Period                           $ 10.00

Income from Investment Operations

Net investment income (loss)                                      0.06

Net gains (losses) on securities, futures, and options (both
realized and unrealized)                                          0.73

Total from Investment Operations                                  0.79

Less Distributions

From net investment income                                       (0.06)

Total Distributions                                              (0.06)


Net Asset Value, End of Period                                 $ 10.73

Total Return (assumes reinvestment of distributions) (1)          7.91%

Ratios/Supplemental Data

Net assets, end of period ($000)                               $36,533

Ratio of net expenses to average net assets (2)(3)                1.75%

Ratio of net investment income (loss) to average net assets
(2)(3)(4)                                                         0.94%

Ratio of expenses to average net assets after reductions
excluding expenses paid indirectly (2)(3)                         1.75%

Ratio of expenses to average net assets before reductions
(2)(3)                                                            1.84%

Portfolio turnover rate (1)                                         92%

(1)   Not annualized for periods of less than one full year.

(2)   Annualized for periods of less than one full year.

(3) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(4) Recognition of net investment income by the Fund is affected by the timing of the of dividends by the underlying exchange traded funds in which the Fund invests.

*     Commenced Operations January 31, 2006


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SHAREHOLDER MANUAL

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Shares are offered continuously and sold without a sales charge. Shares of The Muirfield(R), Socially Responsible Utilities, Quantex(TM), Dynamic Growth, Aggressive Growth, Defensive Growth, and Focused Growth Funds are purchased at net asset value per share next determined after receipt of the purchase order by Mutual Funds Service Co., the Funds' transfer agent, or an authorized agent of the Funds. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment by the Fund's transfer agent or the Fund's authorized agent. Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal Funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt.

Investment Options - The Money Market Fund

The Money Market Fund offers two classes of shares, the Retail Class of shares or Institutional Class of shares of The Money Market Fund. The primary differences between the classes are in their ongoing expenses and their minimum purchase amounts.

Although your money will be invested in the same way no matter which class of shares you buy, there are differences among the expenses for each class. Each class has a different minimum purchase amount.

The following table shows the key features of each class:


                                     Retail Class                        Institutional Class
--------------------------------------------------------------------------------------------------------
Special Sales Charge                 No. Entire purchase price is        No. Entire purchase price is
                                     invested in shares of the Fund.     invested in shares of the Fund.
--------------------------------------------------------------------------------------------------------
Deferred Sales Charge                None                                None
--------------------------------------------------------------------------------------------------------
Distribution and/or Shareholder      Yes. 0.20%                          Yes. 0.03%
Service Fee
--------------------------------------------------------------------------------------------------------
Minimum Purchase Amount              $2,500                              $1,000,000
--------------------------------------------------------------------------------------------------------

Minimum Investment. The minimum investment to open an account in the Money Market Fund - Retail Class is $2,500 except an Individual Retirement Account
(IRA) which has a $500 minimum. The minimum investment to open an account in the Money Market Fund - Institutional Class is $1,000,000. Subsequent investments in any account may be made in amounts of at least $100.

Opening an Account. You may open an account by mail or bank wire as follows:

      By Mail: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Flex-funds must accompany the New Account Application. The Funds do not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the particular Fund(s) specified on the application and should be mailed to the following address: The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017.


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      By Bank Wire: If the wire order is for a new account, or to open an account in a different Fund, you must telephone the Fund prior to making your initial investment. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one Fund. Have your bank wire federal Funds to:

                  The Huntington National Bank
                  ABA #: 044000024
                  DDA Name: Flex-Funds Activity Account
                  DDA #:  01892236997
                  Attn: (Include the Name of the Fund that the Purchase is Made
                         Payable to)
                  Account Name:  (Shareholder Name)
                  For Account #:  (Shareholder A/C #)

On new accounts, a completed application must be sent to The Flex-Funds c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. A Fund will not permit a purchase of Fund shares until it receives the New Account Application in good order.

We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we will not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

Subsequent Investments. Subsequent investments in an existing account in any Fund may be made by mailing a check payable to The Flex-funds. Please include your account number on the check and an investment breakdown of how you want your investment allocated and mail those items to the following address:

                  The Flex-Funds
                  L-2569
                  Columbus, OH 43260-2569

Subsequent investments may also be made by bank wire as described above. It is necessary to notify the Fund prior to each wire purchase. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

When Purchases Are Effective. New Account Applications for The Muirfield(R), Socially Responsible Utilities, Quantex(TM), Dynamic Growth, Aggressive Growth, Defensive Growth, Focused Growth Fund and U.S. Government Bond Funds, when in good order and accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone. For purchases made by telephone, payment for shares purchased in The Quantex Fund(TM) is due within three business days, whereas payment for shares purchased in The Muirfield(R), Socially Responsible Utilities, Aggressive Growth, Defensive Growth, Focused Growth and Dynamic Growth Funds is due within one business day. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.

New Account Applications in good order and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the Fund prior to 12:00 p.m., Eastern time on a business day, begin earning dividends that day, provided that payment in the federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 12:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.


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If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed and the Fund will charge you $15 for each check that is dishonored. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his Funds as explained below. (See "How to Make Withdrawals (Redemptions).")

Financial Institutions: You may buy or sell shares of the Funds through a processing organization (broker-dealer, bank or other financial institution). When shares are purchased this way, the intermediary may be the shareholder of record of the shares. These intermediaries may also impose other charges and restrictions in addition to or different from those applicable to investors who remain the shareholder of record of their shares. If you are purchasing shares of a Fund through a program of services offered or administered by a processing organization, you should read the program materials of such processing organization in conjunction with this Prospectus.

Certain financial institutions that have entered into sales agreements and Rule 22c-2 Agreements (where applicable) with the Funds may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of The Muirfield(R), Socially Responsible Utilities, Dynamic Growth, Aggressive Growth, Defensive Growth, Focused Growth and U.S. Government Bond Funds. Payment is due no later than the Fund's pricing time on the following business day. In the Quantex Fund(TM), payment for confirmed purchase orders is due within three business days. Purchase orders for The Money Market Fund which are received prior to noon, Eastern Standard Time, begin earning dividends that day, provided The Huntington National Bank, the Custodian for the Fund, receives federal funds by 4:00 p.m., Eastern Standard Time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution placing the purchase order could be held liable for any loss incurred by a Fund.

DISTRIBUTION FEES
--------------------------------------------------------------------------------

Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of Fund assets certain expenses relating to the sale and distribution of their shares. Each of the Funds has an adopted 12b-1 plan. The Muirfield Fund(R), The Quantex Fund(TM), The U.S. Government Bond Fund and The Money Market Fund - Retail Class each pay an annual fee of up to 0.20% of Fund assets for distribution services. The Socially Responsible Utilities Fund, The Aggressive Growth Fund, The Defensive Growth Fund, The Focused Growth Fund and The Dynamic Growth Fund each pays an annual fee of up to 0.25% of Fund assets for distribution services. The Money Market Fund - Institutional Class pays an annual fee of up to 0.03% of the assets in the class for distribution services. Payments under each plan are made for distribution in the form of commissions and fees, advertising, sales literature, services of public relations consultants, direct solicitation and expenses of printing prospectuses and reports used for sales purposes. Persons who receive payments under the plans include, but is not limited to, securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations.

In addition, each of the Funds, except for the Money Market Fund, has adopted an administrative services plan. Under these plans, shares of these Funds bear a service fee of up to 0.20% of Fund assets per year. Service fees are used primarily to reimburse financial intermediaries and persons, including "platforms", for providing services to Fund shareholders and maintaining shareholder accounts.


--------------------------------------------------------------------------------
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Because these 12b-1 and service fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying out other types of sales charges.

The underlying mutual funds in which The Muirfield Fund(R) and Dynamic Growth Funds invest will typically have their own 12b-1 plans, which permit payment of 12b-1 fees to or for the benefit of their investors, such as the Funds. The Funds will seek to obtain such payments, to be used to offset the payments to intermediaries and persons providing distribution and administrative services, including the "platform" arrangements referred to above.

HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

Shares are redeemed and Funds withdrawn at net asset value per share, and there are no redemption fees. (See "Valuation of Shares.")

      By Mail: You may redeem shares by mailing a written request to The Flex-funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, OH 43017. Certain requests by mail must include a signature guarantee. The signature guarantee requirement is designed to protect you and the Fund from fraud.

      Your redemption request must be made in writing and include a signature guarantee if any of the following situations apply:

            o Your account registration or account address has changed within the last 30 days;

            o The check is being mailed to a different address than the one on your account (record address);

            o The check is being made payable to someone other than the account owner;

            o The redemption proceeds are being transferred to a Fund account with a different registration.

      You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings and loan association. A notary public cannot provide a signature guarantee.

      Amounts withdrawn are mailed without charge to the address printed on your account statement.

      By Telephone: You may redeem shares by telephone by calling:
      1-800-325-FLEX, or (614) 760-2159. If you wish to use the telephone redemption procedure, you must select this feature on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

As a special service, you may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure, please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.


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You may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Fund. In this case, your signature must be guaranteed. Additional documentation for redemptions may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

When Redemptions Are Effective. Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "Valuation of Shares.")

When Payments Are Made. Amounts withdrawn by telephone are normally mailed or wired on the next bank business day following the date of the order for withdrawal. In The Money Market Fund, if a request for a wire redemption is received prior to noon, Eastern Standard Time, on a bank business day, funds will be redeemed and wired on the same day. Amounts withdrawn by mail are normally sent by U.S. mail within one business day after the request is received, and must be mailed within seven days at the latest. There is one exception, if shares are purchased by check, the Funds' transfer agent will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected, which may take up to 10 days. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

Check-writing Redemption Procedure (Money Market Fund Only): The Money Market Fund will provide a supply of checks to any shareholder when requested. These checks are mailed to your address of record normally within two weeks following the date of the initial account investment. These checks may be used to draw against your Money Market Fund account. Checks may be written in any amount greater than $100. To use this privilege you must complete the check-writing redemption feature on the New Account Application form and complete the signature card, or notify the Fund after making an initial investment.

A commercial check package consisting of 300 checks is available for a nominal charge. If you are interested in a commercial check package, you should contact the Funds for additional information at 1-800-325-FLEX or (614) 760-2157.

When a check is presented to the Bank for payment, the Bank (as your agent) will cause the Fund to redeem sufficient shares to cover the amount of the check. Shares continue earning dividends until the day on which the check is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept checks for payment which are presented through normal bank clearing channels. If shares are purchased by check, the Funds' transfer agent will return checks drawn on Funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared. If you anticipate check redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any check(s). If the amount of the check is greater than the value of the shares held in your account, the check will be returned and your account will be charged a fee of $15. To avoid the possibility that a check may not be accepted due to insufficient share balances, you should not attempt to withdraw the full amount of an account or to close out an account by using this procedure. The Money Market Fund, the transfer agent and the Bank will not be liable for any loss or expenses associated with returned checks. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

You may request a stop payment on any check and the transfer agent will attempt to carry out your request. The transfer agent cannot guarantee that such efforts will be successful. As the Bank charges the Fund for this service, your account will be charged a $29 fee for any stop payment request that becomes effective. No fee, other than those specified above, will be charged to you for participation in the check-writing redemption procedure or for the clearance of any checks.


--------------------------------------------------------------------------------
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Accounts With Low Balances. If your account has shares valued at less than
$1,000 ($500 for an IRA), the account will be subject to an annual fee of $15.00. The fee is automatically deducted from the account in July of each year. Sixty days prior to the date the fee is deducted you will receive written notification of the upcoming fee. Account balances will be determined on a fund-by-fund basis. If you participate in the Automatic Account Builder Program, you will not be subject to this fee. This fee will also not be charged to group retirement accounts that are making continuing purchases and certain accounts held by broker-dealers through the National Securities Clearing Corporation. Any Fund may redeem shares in your account for their then current net asset value and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made or if you have opened your account for less than the minimum purchase amount and do not purchase additional shares to meet the minimum balance requirement. You will be notified in writing 30 days before any redemption due to an account balance falling below the minimum required balance occurs.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

You may exchange shares of any Fund for shares of any other Flex-Funds' Fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

      o     you wish to register a new account in a different name;

      o     you wish to add telephone redemption to an account; or

      o you wish to have check-writing redemption privileges in a Money Market Fund account.

Exchange requests may be directed to the Fund by telephone or written request. If your request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged and receive that day's net asset value price. Exchange requests from The Money Market Fund to another Fund must be received prior to noon, Eastern Standard Time, to be exchanged the same day as receipt. Otherwise, they will be exchanged the next business day and receive that day's price.

      By Mail: Exchange requests may also be made in writing and should be sent to The Flex-Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as your name appears on the Fund's account records.

      By Telephone: Exchange requests may be made by telephone: call 1-800-325-FLEX, or call (614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current account. The registration of additional accounts must be identical.

Any exchange involves a redemption of all or a portion of the shares in one Fund and an investment of the redemption proceeds in shares of one of the other Funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. If an exchange is received prior to market close, the shareholder will receive that day's closing net asset value. If the exchange request is received after market close for that Fund being exchanged into, the shareholder will receive the following day's closing net asset value. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. In addition, each Fund may reject any exchange request and limit your use of the exchange privilege.


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The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares redeemed. You may realize a taxable gain or loss on an exchange, and you should consult your tax adviser for further information concerning the tax consequences of an exchange.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

Valuation of Shares. On days that the Funds are open, the net asset value per share (NAV) for each Fund, except The U.S. Government Bond Fund and The Money Market Fund, is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Standard Time) by dividing the Fund's net assets by the number of its shares outstanding. The NAV for The U.S. Government Bond Fund and The Money Market Fund are determined each business day that the Federal Reserve System is open and are calculated at 4:00 p.m. and noon, Eastern Standard Time, respectively. For each Fund, the NAV is not calculated on the observance of New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, The U.S. Government Bond Fund and The Money Market Fund are also closed on days that the Federal Reserve System is closed. Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information.

The assets of each Fund, except The Money Market Fund, are generally valued on the basis of market quotations or, where market quotations are not readily available, on the basis of fair value as determined by the Adviser under procedures adopted by the Board of Trustees. The Muirfield Funds and The Dynamic Growth Fund are "funds of funds". The NAVs of these funds of funds are calculated based primarily on the NAVs of the underlying mutual funds in which these funds of funds invest. The Aggressive Growth Fund, The Defensive Growth Fund and The Focused Growth Fund invest primarily in underlying ETFs. The NAVs of these Funds are calculated based primarily on the last sale prices of the underlying ETFs in which these Funds invest. The prospectuses for the underlying mutual funds in which the "funds of funds" invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Since some of the underlying mutual funds and underlying ETFs may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The underlying mutual funds and underlying ETFs should have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include fundamental analysis (earnings multiples, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restriction on the disposition of the securities.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the underlying funds could obtain the fair value assigned to a security if they were able to sell the security at approximately the time at which the underlying funds determine their NAV per share.

The assets of the Money Market Fund (and short-term money market instruments held by other portfolios) are valued on the basis of amortized cost.


--------------------------------------------------------------------------------
                                                                         Page 73
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Buy and Sell Prices. When you buy shares, you pay the NAV. When you sell shares, you receive the NAV for that day's market close or time of pricing for that particular Fund.

Execution of Requests. Each Fund is closed for the observance of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, The U.S. Government Bond Fund and The Money Market Fund are also closed on days that the Federal Reserve System is closed. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent before market close for that Fund.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, any Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate security measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Proceeds from telephone transactions can only be mailed to the address of record.

Sales in Advance of Purchase Payments. When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase request has been received.

SHORT-TERM TRADING POLICY
--------------------------------------------------------------------------------

Short-Term Trading Generally. The Funds (except for the Money Market Fund) discourage short-term or excessive trading, and seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser or transfer agent such trading may interfere with the Funds' transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Funds and their

Short-Term Trading Consequences. The Funds may consider, among other factors, the investor's trading history, both directly and, if known, through financial intermediaries, in the Funds, in non-Flex-funds mutual funds, or in accounts under common control or ownership. If information regarding your trading is brought to the attention of the Adviser or the Funds' transfer agent and based on that information the Funds or their agents in their sole discretion conclude that your trading may be detrimental to the Funds as described in this short-term trading policy, the Funds may temporarily or permanently bar your future purchases into the Funds. Alternatively, the Funds may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions, including purchases and/or redemptions by an exchange or transfer between the Funds and any other mutual fund.

Short-Term Trading Through Financial Intermediaries. As an investor, you are subject to this policy whether you are a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the Fund for trading on behalf of its customers.


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The Funds require financial intermediaries to apply the Funds' short-term trading policy to their customers who invest indirectly in the Funds and the Funds have entered into Rule 22c-2 Agreements with these financial intermediaries in order to request shareholder level transaction activity to increase the Funds' ability to monitor the trading activity and enforce the Funds' short-term trading policy with respect to customers of financial intermediaries.

Risks from Short-Term Trading. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund's portfolio, increase a Fund's transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of a Fund's portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the Fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the Fund's shares in Funds that hold significant investments in small-cap securities and other types of investments which may not be frequently traded.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy.

Though this method of reducing the risk of short-term trading involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds' shareholders. There is no assurance that the Funds or their agents will gain access to any or all information necessary to detect short-term trading in omnibus accounts. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect short-term trading, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of Short-term Trading Trades. Transactions placed in violation of the Funds' short-term trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.

OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Automatic Account Builder: This program offers you a convenient way to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares. Under the program, regular investments in any Fund of $100 or more will be deducted from your checking or savings account and invested in shares of the Fund(s) selected. Your bank must be a member of the Automated Clearing House (ACH). If you wish to add to your investment account, you must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

Direct Deposit: Investments of $100 or more may be directly deposited into your account. If you wish to have a financial institution electronically transfer funds into your account, you should contact the Fund for information on this service or by calling 1-800-325-FLEX or (614) 760-2159. There is no charge for this service.


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

Systematic Withdrawal Program: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. You should realize that if withdrawals exceed income dividends, the invested principal may be depleted. You may make additional investments to the account and may change or stop the systematic withdrawal program at any time. There is no charge for this program.

Retirement Plans: The Funds offer the following retirement plans: standardized and non-standardized prototype Profit Sharing Plans, Money Purchase Pension Plans, 401(k) Plans, Individual Retirement Accounts (IRA), Roth IRAs, Education IRAs, Simple IRAs and Simplified Employee Pension (SEP) Plans. Plan Adoption Agreements and Account Applications required to establish the retirement plan options are available from The Flex-Funds, c/o Meeder Asset Management, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.

Sub-accounting for Institutional Investors: A Fund's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Fund.

Distributor: Shares of the Funds are sold in those states where their shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or
(614) 760-2159.

Householding: To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, annual and semi-annual report and annual notice of the Funds' privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call Mutual Funds Service Co. at 1-800-325-3539. You may also notify Mutual Funds Service Co. in writing if you wish to receive multiple copies of all Fund mailings. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after Mutual Fund Service Co. receives your request to stop householding.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

MORE ABOUT RISK

A Fund's risk profile is largely defined by the Fund's principal securities and investment practices. You may find the most concise description of each Fund's risk profile in the fund-by-fund information.

The Funds are permitted to use - within limits established by the Trustees - certain securities and investment practices that have a variety of risks and opportunities associated with them. To the extent that a Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them. The Funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a Flex-Funds' fund will earn income or show a positive total return over any period of time - days, months or years.

INVESTMENT PRACTICES, SECURITIES AND RELATED RISKS
--------------------------------------------------------------------------------

This table shows each Fund's investment limitations as a percentage of the Fund's assets, if a percentage applies. In each case the principal types of risk are listed (see following pages for definitions). Numbers in this table show allowable usage only; for actual usage, consult the Funds' annual/semiannual reports.

      NL    -- No policy limitation on usage; Fund may be using currently

      P     -- Permitted, but has not typically been used

      NP    -- Not permitted

-----------------------------------------------------------------------------------------------------------------------------------
                                   Socially                     U.S.     Money     Aggressive                               Focused
                       Quantex    Responsible    Muirfield   Government  Market      Growth      Dynamic      Defensive     Growth
                       Fund TM   Utilities Fund   Fund (R)   Bond Fund    Fund        Fund     Growth Fund   Growth Fund     Fund
-----------------------------------------------------------------------------------------------------------------------------------
Borrowing; Reverse
Repurchase
Agreements. Leverage
and credit risk.       33-1/3%      33-1/3%          5%          5%        5%        33-1/3%     33-1/3%       33-1/3%      33-1/3%
-----------------------------------------------------------------------------------------------------------------------------------
Companies with
Limited Operating
Histories. Market,
liquidity and
information risk.         P            P             P           NP        P            NL          NL           NL            NL
-----------------------------------------------------------------------------------------------------------------------------------
Convertible
Securities. Market,
interest rate,
prepayment and credit
risk.                     P            P             P           NP        NP           P           P             P            P
-----------------------------------------------------------------------------------------------------------------------------------
Currency Contracts.
Currency leverage,
credit, correlation,
liquidity and
opportunity risks.        NP           P             NP          NP        NP           NP          NP           NP            NP
-----------------------------------------------------------------------------------------------------------------------------------
Defensive Measures.
Opportunity risk.         NP          100%          100%        100%      100%         20%         20%          100%          20%
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Securities.
Market, currency,
transaction,
liquidity,
information and
political risk.           NP           NL            NL          NP        NP           NL          NL           NL            NL
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                   Socially                     U.S.     Money     Aggressive                               Focused
                       Quantex    Responsible    Muirfield   Government  Market      Growth      Dynamic      Defensive     Growth
                       Fund TM   Utilities Fund   Fund (R)   Bond Fund    Fund        Fund     Growth Fund   Growth Fund     Fund
-----------------------------------------------------------------------------------------------------------------------------------
Hedging Strategies;
Financial Futures and
Options; Securities
and Index Options.
Hedging, correlation,
opportunity,
leverage, interest
rate, market, and
liquidity risks          NL            NL            NL          NL        NP          NL           NL           NL            NL
-----------------------------------------------------------------------------------------------------------------------------------
Illiquid and
Restricted
Securities. Market,
liquidity and
transaction risk.        10%           10%           10%         10%       10%         15%          15%          15%           15%
-----------------------------------------------------------------------------------------------------------------------------------
Investment Grade
Bonds. Interest rate,
prepayment, market
and credit risk.         NP            P             P           NL        P           P            P            P             P
-----------------------------------------------------------------------------------------------------------------------------------
Non-Investment Grade
Corporate Bonds.
Rated B or higher.       P             P             P           20%       P           P            P            P             P
-----------------------------------------------------------------------------------------------------------------------------------
Long/Short Funds.
Market, hedged
leverage, speculative
leverage,
correlation,
liquidity, and
opportunity risks.       NP            NP            P           NP        NP          P            P            P             P
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase
Agreements. Credit
risk.                    NL            NL            NL          NL        NL          NL           NL           NL            NL
-----------------------------------------------------------------------------------------------------------------------------------
Short Sales - Hedged.
Hedged leverage,
market correlation,
liquidity, and
opportunity risks.
-----------------------------------------------------------------------------------------------------------------------------------
Speculative.
Speculative leverage,
market, and liquidity
risks.                   P*            P*            P*          P*        NP          P*           P*           P*            P*
-----------------------------------------------------------------------------------------------------------------------------------
Small and Mid-sized
Company Securities.
Market, liquidity and
information risk.        NL            NL            NL          NP        NP          NL           NL           NL            NL
-----------------------------------------------------------------------------------------------------------------------------------
When-issued
Securities and
Forward Commitments.
Market, opportunity
and leverage risks.      NP            P             P           NP        NP          P            P            P             P
-----------------------------------------------------------------------------------------------------------------------------------

* Short-sales against the box only.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

RISK AND INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Borrowing and Reverse Repurchase Agreements refers to a loan of money from a bank or other financial institution undertaken by the Fund.

Common Stock is a share of ownership (equity) interest in a company.

Companies with Limited Operating Histories are securities issued by companies that have been in continuous operation for less than three years. Sometimes called "unseasoned" issuers.

Convertible Securities are debt or equity securities which may be converted on specified terms into stock of the issuer.

Correlation Risk occurs when a Fund "hedges" - uses one investment to offset the Fund's position in another. If the two investments do not behave in relation to one another the way portfolio managers expect them to, then unexpected results may occur.

Credit Risk means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency Contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

Currency Risk happens when a Fund buys or sells a security denominated in foreign currency. Foreign currencies "float" in value against the U.S. dollar. Adverse changes in foreign currency value can cause investment losses when a Fund's investments are converted to U.S. dollars.

Defensive Measures may be taken when a Fund's Adviser believes they are warranted due to market conditions. When this happens, the Fund may increase its investment in government securities and other short-term securities without regard to a Fund's investment restrictions, policies or normal investment emphasis. As a result, the Fund could be unable to achieve its investment objective.

Diversification means a diversified fund may not, with respect to at least 75% of its assets (in the case of The Money Market Fund, 100% of its assets), invest more than 5% in the securities of one company. A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will ther have a greater impact on the Fund's share price. All of the Flex-funds are diversified funds.

Financial Futures are exchange-traded contracts on securities, securities indexes or foreign currencies that obligate the holder to take or make future delivery of a specified quantity of those underlying securities or currencies on a predetermined future date.

Foreign Securities are issued by companies located outside of the United States. A fund considers a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.

Forward Foreign Currency Contracts are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.

Hedging Risk comes into play when a fund uses a security whose value is based on an underlying security or index to "offset" a Fund's position in another security or currency. The objective of hedging is to offset potential losses in one security with gains in the hedge. But a hedge can eliminate or reduce gains as well as offset losses. (Also see "Correlation Risk.")


--------------------------------------------------------------------------------
                                                                         Page 79
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The Flex-funds                                       Prospectus | April 30, 2007
--------------------------------------------------------------------------------

Illiquid and Restricted Securities are securities which, by rules of their issue or by their nature, cannot be sold readily. These include illiquid Rule 144A securities.

Information Risk means that information about a security or issuer may not be available, complete, accurate or comparable.

Interest Rate Risk is the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities are subject to greater interest rate risk.

Investment Grade Bonds are rated BBB (Standard & Poor's) or Baa (Moody's) or above. Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.

Leverage Risk occurs in some securities or techniques that tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the account that was invested in the contract.

Liquidity Risk occurs when investments cannot be sold frequently. A Fund may have to accept a less-than-desirable price to complete the sale of an illiquid or thinly traded security or may not be able to sell it at all.

Long/Short Funds are mutual funds or closed-end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies. Long/Short funds buy equity and/or debt securities "long" when they believe the securities will perform better than their peers. Long/Short funds sell equity and/or debt securities "short" when they believe the securities will underperform their peers. A long position is when the Long/Short fund purchases equity and/or debt securities outright. A short position is when the Long/Short fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date.

Market Capitalization is the total current market value of a company's outstanding common stock.

Market Risk exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment's value.

Opportunity Risk means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

Options are contracts giving the holder the right but not the obligation to purchase or sell a security on or before a predetermined future date for a fixed price. Options on securities indexes are similar, but settle in cash.

Political Risk comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment Risk is the risk that, as interest rates fall, borrowers are more likely to refinance their debts. As a result, the principal on certain fixed-income securities may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.


--------------------------------------------------------------------------------

Prospectus | April 30, 2007                                       The Flex-funds
--------------------------------------------------------------------------------

Repurchase Agreements means the purchase of a security that must later be sold back to the issuer at the same price plus interest.

Sector Focus occurs when a significant portion of a Fund's assets are invested in a relatively small number of related industries. None of The Flex-funds, except The Socially Responsible Utilities Fund, will concentrate more than 25% of their total assets in any one industry. Sector focus may increase both market and liquidity risks.

Securities Lending means the lending of securities to financial institutions, which provide cash or government securities as collateral.

Short Sales means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

Short-Term Trading means selling a security soon after purchase. A Fund engaging in short-term trading will have higher turnover and transaction expenses. Short-term trading may also result in short-term capital gains. Upon the distribution to you of any net short-term capital gains from a fund, you will be taxed at ordinary tax rates. Because the adviser or subadviser may take defensive measures with regard to 100% of the assets of The Money Market Fund, the risks and expenses of short-term trading may be higher in this Fund.

Small and Mid-sized Company Securities are securities issued by small or mid-sized companies, as measured by their market capitalization. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. In general, the smaller the company, the greater the investment risk.

Transaction Risk means that a Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

When Issued Securities and Forward Commitments involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.


--------------------------------------------------------------------------------
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

FOR MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------

The SAI provides more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS
--------------------------------------------------------------------------------

These reports include portfolio holdings, financial statements, performance information, the auditor's report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Information about the Funds (including the SAIs) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

The Funds make available their SAIs, annual reports and semi-annual reports, free of charge on the Funds' website at www.flexfunds.com.

To request a free copy of the current annual report, semi-annual report or SAI, or to request other information about the Funds, or make shareholder inquiries, please write, call or E-mail us at:

                       The Flex-funds
                       Managed by Meeder Asset Management, Inc.
                       6125 Memorial Drive, Dublin Ohio, 43017
                       Call Toll Free 800-325-3539 | 614-760-2159
                       Fax: 614-766-6669 | www.flexfunds.com
                       Email: flexfunds@meederfinancial.com


                                        Investment Company Act File No. 811-3462

                              THE MUIRFIELD FUND(R)
                          THE U.S. GOVERNMENT BOND FUND
                              THE MONEY MARKET FUND
                          Funds of The Flex-funds Trust

            Statement of Additional Information Dated April 30, 2007

This Statement of Additional Information pertains to the following Flex-funds:
The Muirfield Fund(R), The U.S. Government Bond Fund and The Money Market Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Trust dated April 30, 2007. A copy of the Prospectus may be obtained from The Flex-funds, at the above address, or by calling: 1-800-325-FLEX, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust                                                      2
Investment Policies and Related Matters                                       3
General                                                                       3
Defensive Investment Strategy                                                 4
The Muirfield Fund(R)                                                         6
The Money Market Fund                                                         7
Funding Agreements                                                            8
Investment Restrictions                                                       8
The U.S. Government Bond Fund                                                10
Ratings                                                                      10
Hedging Strategies                                                           13
Investment Restrictions                                                      16
Disclosure of Portfolio Holdings                                             19
Portfolio Turnover                                                           19
Purchase and Sale of Portfolio Securities                                    20
Valuation of Portfolio Securities                                            22
Calculation of Yield - The Money Market Fund                                 22
Calculation of Average Annual Total Return Before Taxes                      23
Calculation of Average Annual Total Return After Taxes on Distributions      24
Calculation of Average Annual Total Return After Taxes
  on Distributions and Sale of Fund Shares                                   25
Calculation of Yield - The U.S. Government Bond Fund                         27
Comparative Performance Information                                          28
Additional Purchase and Redemption Information                               28
Investment Adviser and Manager                                               30
Officers and Trustees                                                        35
Distribution Plans                                                           42
Distributions and Taxes                                                      44
Other Services                                                               45
Anti-Money Laundering Program                                                46
Proxy Voting Procedures                                                      46
Principal Holders of Outstanding Shares                                      46
Financial Statements                                                         48
Appendix I - Proxy Voting Policies, Procedures and Guidelines

Investment Adviser              Transfer Agent
-----------------------------   ------------------------
Meeder Asset Management, Inc.   Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST

BACKGROUND

      The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its nine constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees.

      As stated in "Investment Policies and Other Matters," except as otherwise expressly provided herein, a Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

      For descriptions of the investment objectives and policies of a Fund, see "Investment Policies and Other Matters." For descriptions of the management and expenses of the Funds, see "Investment Adviser and Manager" and "Officers and Trustees."

SHARES OF BENEFICIAL INTEREST

      The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

      A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

      Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

      When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

      Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the funds will continue indefinitely.

TRUSTEE LIABILITY

      The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

      The investment policies set forth below in this section represent the Funds' policies as of the date of this Statement of Additional Information. Unless otherwise stated, the investment policies are not fundamental and all may be changed by the Trustees of the Funds without shareholder approval. Particular Flex-fund mutual funds implement a defensive investment strategy during severe market declines in an attempt to shield the portfolio's assets from severe decline in value. This defensive investment strategy is implemented by the portfolio manager, who will move a portion or all of the Fund's equity investments into more conservative bonds or money market investments or ETFs that primarily invest in money markets or cash equivalents for the duration of the market decline and will usually reinvest in equities when the market conditions are favorable to equity investment again (See "Defensive Investment Strategy" and "Money Market Instruments and Bonds," below.)

      Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally invest the entire portfolio in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments. in an attempt to avoid potential losses. High transaction costs could result when compared with other funds due to this defensive investment strategy.

DEFENSIVE INVESTMENT STRATEGY

      The Muirfield Fund(R) and The U.S. Government Bond Fund are asset allocation mutual funds. The Fund Manager has been involved in the application of tactical asset allocation, with over 20 years experience managing market risk, in all stock and bond market conditions.

      Studies have underscored the importance of the asset allocation decision. The Manager believes the choice of the correct asset class has often contributed more to investment performance than the selection of a sector or individual security. Yet the typical investor and mutual fund manager often focus instead on an individual security or sector.

      Since 1974, the Manager's tactical asset allocation discipline, called "Defensive Investing", has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio. "Defensive Investing" is based on mathematical principles and historical precedent.

      The Manager's tactical asset allocation discipline is based upon daily monitoring of over 50 technical and fundamental market indicators. Among the factors that the Manager monitors in an attempt to assess the current market environment are the following:

      o Index Evaluation. The trend of stock market indexes and comparative analysis of the various indexes to evaluate the market's relative strengths and weaknesses.

      o Divergent Market Activity. Comparison of internal measurements of the market to the trend of prices.

      o Monetary and Interest Rate Trends. The trends of interest rates and monetary conditions.

      o Investor Sentiment. The effect of current opinion on the market environment.

      o Volume Relationship to Price. Comparison of volume measurements to price trends.

      o Extreme Market Activity. Short-term overbought or oversold conditions.

      The Manager believes the appropriate way to defend assets against shifts in interest rates is to be invested in long-term bonds only when the trend of interest rates is stable or declining. To determine the bond market environment, the Manager monitors the following indicators:

      o Economic Indicators. The trend of economic growth, employment and inflation.

      o Interest Rate Trends. The movement of U.S. Government securities yields of various maturities.

      o Yield Curve. The yield levels of various maturities at a point in time.

      The Manager maintains the flexibility to be fully invested in the stock or bond markets during favorable market conditions. "Defensive Investing" examines and incorporates past market history in order to learn something about the markets of the future.

      The stock market has historically offered returns that have exceeded those available from bonds or money market instruments. Through the Manager's asset allocation process, it strives to protect shareholders during unfavorable, high-risk markets and participate in rising low risk markets.

      Investors seeking a higher level of income than Treasury bills or money market instruments have often invested in intermediate to long-term bonds. Bond investors have historically been most vulnerable not to defaults on individual bonds, but to changes in interest rates that drive bond prices up or down.

      For example, the gains offered by the U.S. stock market during the 1980s and 1990s were surpassed only by the returns available during the 1950s. Therefore, the Manager believes that the stock market of the next decade will look less like the 1980s and 1990s and more like the historical average in terms of returns and volatility. Further, there has never been a time when investors in U.S. bonds have been rewarded as well as they were during the 1980s and 1990s.

      Decades of the Past

              Stocks            Bonds
          --------------   --------------
               Down             Down
          --------------   --------------
Decade    Return   Years   Return   Years
-------   ------   -----   ------   -----
1990s**   432.3%     1     109.8%     2
1980s*    405.5%     1     220.8%     1
1970s*     77.4%     3      70.8%     3
1960s*    111.9%     3      14.9%     3
1950s*    488.0%     2      (1.0%)    2
1940s*    141.1%     3      37.0%     3
1930s*     (1.0%)    6      61.3%     6

*Source: DeMarche Associates

**Source: Morningstar, Inc. (S&P 500 Stock Index - Stocks; Lehman Brothers
          Aggregate Bond Index - Bonds)

      The Flex-funds will strive to reduce or eliminate downside risk during adverse stock, bond and foreign currency markets and to participate in positive risk reward market conditions, without excessive risk to principal.

THE MUIRFIELD FUND(R)

      The Manager will select mutual funds for inclusion in The Muirfield Fund(R) on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of The Muirfield Fund(R).

      Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Fund will not invest in other funds of The Flex-funds family of funds.

      The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Fund may purchase "load" mutual funds only if the load, or sales commission, is by a previous agreement and the load is waived for purchases or sales made by the Fund.

      The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in temporary and more conservative investments such as are described below. The use of this system entails recurring changes from a fully invested position to a fully defensive position and vice-versa. (See "How does the fund pursue its investment goal?" under "More Information about the Funds" in the Fund's Prospectus.)

      Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in mutual funds. The Fund may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Fund's assets at times when the Manager's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Manager's opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so.

      The Muirfield Fund(R) has adopted certain investment restrictions that cannot be changed except with the vote of a majority of The Muirfield Fund(R)'s outstanding shares. These restrictions are applicable to The Muirfield Fund(R) and are described elsewhere in this Statement of Additional Information. Investment restrictions for The Muirfield Fund(R) differ from the restrictions applicable to the other Funds, in that The Muirfield Fund(R) is permitted to purchase the shares of other investment companies (mutual funds); is permitted to invest more than 5% of its assets in the securities of any one investment company; and may invest 25% or more of its assets in any one industry.

      The Muirfield Fund(R) may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Funds, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, The Muirfield Fund(R) will be limited in its ability to fully invest in that mutual fund. The Fund Manager may then, in some instances, select alternative investments.

      The Investment Company Act of 1940 also provides that an underlying mutual fund whose shares are purchased by The Muirfield Fund(R) may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by The Muirfield Fund(R) in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

      Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by The Muirfield Fund(R) wholly or partly by a distribution in-kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases The Muirfield Fund(R) may hold securities distributed by an underlying mutual fund until the Fund Manager determines that it is appropriate to dispose of such securities.

      Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for The Muirfield Fund(R), without changing its investment position.

      The Muirfield Fund(R) may invest in common stocks based upon the criteria described in its investment objectives. The Muirfield Fund(R) will only invest directly in common stocks to replicate the performance of popular stock market indices. Therefore, the selection of stocks is limited to those stocks found in a particular index. Generally, investments in common stocks will not exceed 25% of the Fund's net assets.

      For temporary defensive purposes, The Muirfield Fund(R) may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments. The Muirfield Fund(R) may engage in hedging transactions to the extent and for the purposes set forth in the Fund's Prospectus.

THE MONEY MARKET FUND

      The Money Market Fund seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To meet this goal, the Fund utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

FUNDING AGREEMENTS

      The Money Market Fund may invest in funding agreements, also known as guaranteed investment contracts, issued by insurance companies. Pursuant to such agreements, the Fund invests an amount of cash with an insurance company, and the insurance company credits such investment on a monthly basis with guaranteed interest that is based on an index. Funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. Funding agreements also provide for adjustment of the interest rate monthly and are considered variable rate instruments.

      The Money Market Fund will only purchase a funding agreement (i) when the Manager has determined that the funding agreement presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by a nationally recognized statistical rating organization that is not an affiliated person, as defined in the Investment Company Act of 1940, of the issuer, or any insurer, guarantor, or provider of credit support for the instrument, and (ii) if it may receive all principal of, and accrued interest on, a funding agreement upon written notice and within a period of time not to exceed 397 days. Because the Fund may not receive the principal amount of a funding agreement from the insurance company on seven days' notice or less, the funding agreement is considered an illiquid investment. The percentage of assets in illiquid securities may not exceed 10% of the Fund's assets. In determining average weighted portfolio maturity, a funding agreement will be deemed to have a maturity equal to the number of days remaining until the principal amount can be recovered through demand or the next interest reset date, whichever is earlier.

INVESTMENT RESTRICTIONS

      When investing in money market instruments or bonds, the Money Market Fund will limit its purchases, denominated in U.S. dollars, to the following securities; provided however, the Money Market Fund may also invest in funding agreements (See "The Money Market Fund - Funding Agreements" above):

      * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States Government or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

      * Bank Obligations and Instruments Secured Thereby - These are obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, and instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Money Market Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Money Market Fund will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Fund invest more than 10% of its assets in time deposits.

      * High Quality Commercial Paper - The Muirfield Fund(R) may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

      * High Quality Commercial Paper - The Money Market Fund, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services. See The Money Market Fund above.

      * Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as The Muirfield Fund(R). A Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

      * High Grade Corporate Obligations - Each of these three Funds may invest in high grade corporate obligations. High grade corporate obligations are obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

      * Repurchase Agreements Pertaining to the Above - Each of these three Funds may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System.

            A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees, at the time of the sale, to purchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. A Fund's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of each Fund to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Fund may enter into repurchase agreements with its custodian (The Huntington National Bank) when it is advantageous to do so. No Fund will invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

THE U.S. GOVERNMENT BOND FUND

      When investing in money market instruments, The U.S. Government Bond Fund will limit its purchases, denominated in U.S. dollars, to securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. Government or any of its agencies or instrumentalities such as Ginnie Mae, Sallie Mae, Fannie Mae and Freddie Mac, and repurchase agreements relating thereto or repurchase agreements collateralized by commercial paper rated no lower than "A-1" by Standard & Poor's Corporation or "Prime-1" by Moody's Investors Services, Inc., provided that no more than 20% of the Fund's net assets will be invested in repurchase agreements collateralized by the foregoing commercial paper.

      Unlike the other Funds, The U.S. Government Bond Fund (whether invested defensively or otherwise) may not invest in bank obligations and instruments secured thereby, high quality commercial paper (however, the Fund may invest in repurchase agreements collateralized by commercial paper), private placement commercial paper or corporate obligations. The provisions relating to repurchase agreements in the immediately preceding paragraph also apply to The U.S. Government Bond Fund's investment in repurchase agreements.

      The U.S. Government Bond Fund may invest in investment grade and non-investment grade corporate debt obligations, and mutual funds, exchange traded funds, index-based investments and unit investment trusts that invest in investment grade or non-investment grade corporate debt obligations rated B or higher by Moody's or Standard & Poor's, or if unrated, determined by the Adviser to be comparable quality, provided no more than 20% of the Fund's net assets will be invested in the foregoing securities.

      The Manager exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if they transpire, could cause a reduction in net income or in the net asset value of a particular Fund.

RATINGS

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

      AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

      AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

      A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money interest rates in their market behavior but, to some extent, also economic conditions.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. A-1 and P-1 Commercial Paper Ratings:

      Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

      The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

      Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

      U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

      Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. A Fund could suffer a loss if the bank or securities broker with which the Fund had a repurchase agreement were to default.

      Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

      Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit requirements.

      Funding Agreements - see "The Money Market Fund - Funding Agreements" above.

HEDGING STRATEGIES

      Each Fund except the Money Market Fund may engage in hedging transactions in carrying out their investment policies. A hedging program may be implemented for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the Funds while the manager is making a change in the Fund's investment position.

      A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many stock market indices may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

      Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by a Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They sometimes increase risk, but may in fact reduce risk at times as well.

      The objective of an option, futures or forward contract transaction could be to protect a profit or offset a loss in a Fund from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case it would not be necessary for a Fund to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Fund the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same or approximately the same, as the quantity held by the Fund or the quantity under consideration for purchase.

      In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give a Fund the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. A Fund will only purchase a put option contract on a stock, currency or bond when the number of shares of the issuer's stock, face amount of currency or the face amount of government bonds involved in the option transaction are equal to those owned by the Fund. Limitations on the use of put option contracts on an index are described below.

      Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require a Fund either
(a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

      Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will possess on the delivery date. Entering into a forward contract will reduce the affect on net asset values of currency exchange rates on the portion of the currency that is sold.

      The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by a Fund. The Investment Adviser will select the futures contract, which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Fund. However, the securities involved in the contract need not be exactly the same as those owned by a Fund, and this may entail additional risk, as described below.

      To the extent that a Fund enters into futures contracts which sell an index or group of securities short and which therefore could require the Fund to pay the other party to the contract a sum of money measured by any increase in a market index, the Fund will be exposing itself to an indeterminate liability. On the other hand, a Fund should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in Fund positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Fund to move in opposite directions, in which case the Fund would realize an unexpected gain or loss.

      A Fund will only sell an index short when the Investment Adviser has decided to reduce a Fund's risk for defensive purposes. The Fund will close out the open liability as soon as the Investment Adviser decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, a Fund will segregate assets to the full value of the contract and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

      In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option, which would give the Fund the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Fund will only purchase call options when the shares of stock or face amount of currency or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Fund.

      In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract, which would either (a) require the Fund to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract, or (b) require the Fund to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Fund. The Investment Adviser will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Fund.

      Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Fund will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to affect the net asset value for the portion of the currency that is purchased.

      A Fund may sell any put or call futures contracts or option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position.

      Option contracts will be purchased through organized exchanges and will be limited to those contracts that are cleared through the Options Clearing Corporation. Organized exchanges that presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

      Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

      Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

      Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Trustees determine that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Trustees determine that such does not fully reflect the liability.

      In conducting a hedging program for the Funds, the Investment Adviser may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

      When conducting a hedging program on behalf of a Fund, the Fund will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Fund.

      For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

      A Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

      Each Fund expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that a Fund will be able to realize this objective.

INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Voters). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions of a Fund, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.

      Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objective or objectives as such Fund, no Fund may:

      (a)   Issue senior securities;

      (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost;

      (c)   Act as underwriter of securities of other issuers;

      (d)   Invest in real estate except for office purposes;

      (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes;

      (f) Lend its funds or other assets to any other person; however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted (except in the case of The U.S. Government Bond Fund which is not permitted to purchase certificates of deposit), provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets;

      (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation;

      (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S. Treasury; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Fund which is created specifically to invest in the shares of other investment companies;

      (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions;

      (j) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities;

      (k) Invest 25% or more of its total assets at time of purchase (taken at value) in the securities of companies in any one industry provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Fund which is created specifically to invest in the shares of other investment companies;

      (l) Purchase the securities of another investment company except where such purchase is part of a plan of merger or consolidation; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Fund which is created specifically to invest in the shares of other investment companies;

      (m) Purchase or retain any securities of an issuer, any of whose officers, directors or security holders is an officer or director of the Trust or a Fund, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities;

      (n) Invest in securities of companies that have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested;

      (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

      (p)   Invest in warrants; and

      (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.

      The Trust's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) purchase real estate limited partnerships.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Funds' complete portfolio holdings as of the end of each calendar are posted on www.flexfunds.com ordinarily by the 10th business day of the following calendar month. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current (expected to be not more than three months). The Funds do not disseminate nonpublic information about portfolio holdings except as provided below.

      The Funds allow disclosure of nonpublic portfolio holdings information to affiliates of Meeder Asset Management, Inc. only for the purposes of providing services to the Funds.

      The Funds permit nonpublic portfolio holdings information to be shared with subadvisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Funds, their Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

      Prior to any disclosure of the Funds' nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust's Chief Compliance Officer must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds' nonpublic portfolio holdings information will be provided to the Trustees.

PORTFOLIO TURNOVER

      The portfolio turnover rate for the fiscal year ended December 31, 2006, in The Muirfield Fund(R) was 131% (145% in 2005; 145% in 2004); and in the U.S. Government Bond Fund was 106% (159% in 2005; 352% in 2004). Resultant turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it was in the best interest of The Muirfield(R) and U.S. Government Bond Funds to change their portfolios from a fully invested position to a partially defensive position at various times during the year. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. The Muirfield Fund(R) has an investment objective of long-term growth of capital. Major changes in its portfolio have resulted in portfolio turnover rates of as much as 788%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

      All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by the Manager pursuant to authority contained in the investment advisory agreement. The Manager is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

      Each Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager's investment staff based upon the quality of research and execution services provided.

      The receipt of research from broker-dealers that execute transactions on behalf of a Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Manager's other clients may be useful to the Manager in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

      Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and its other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

      The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

      The Trustees of each Fund periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to each Fund.

      From time to time, the Trustees of each Fund will review whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      Each Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of each Fund intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

      Although each Fund has substantially the same Trustees and officers, investment decisions for each Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several Funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

      When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Fund Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees of each Fund that the desirability of retaining the Manager as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      During the year ending December 31, 2006, the U.S. Government Bond Fund paid total commissions of $116 ($775 in 2005; $1,526 in 2004); and The Muirfield Fund(R) paid total commissions of $7,632 ($12,315 in 2005; $12,305 in 2004).

VALUATION OF PORTFOLIO SECURITIES

      Except for securities owned by the Money Market Fund, securities owned by a Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business. Futures contracts are valued on the basis of the cost of closing out the liability i.e. at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. The Money Market Fund will value its securities by the amortized cost method as it maintains a dollar weighted average portfolio maturity of 90 days or less and a maximum maturity of 13 months. Money market instruments (certificates of deposit commercial paper, etc.) in the U.S. Government Bond Fund and The Muirfield Fund(R), having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith, at its own expense, under the direction of the Trustees. In The U.S. Government Bond Fund, securities are valued each day at 4:00 p.m.

      Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD - THE MONEY MARKET FUND

      The Money Market Fund will advertise its yield and effective yield. The Money Market Fund calculates its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The simple annualized yield represents the net income for a seven-day period, expressed on an annualized basis. The effective yield will be higher than the yield because of the compounding effect of the assumed reinvestment of dividends over a period of one year.

      The following is an example of the yield calculations for the seven days ended December 31, 2006 for The Money Market Fund - Retail Class of shares.

Simple yield:

  Value of hypothetical account at end of period         $1.00094259
  Value of hypothetical account at beginning of period    1.00000000
                                                         -----------
  Base period return                                     $ .00094259
                                                         ===========

  Current seven day yield (.00094259 x (365/7)                  4.91%

Effective yield:

  Effective yield [(.00094259 + 1)365/7 ] - 1                   5.04%

      Yields for The Money Market Fund - Retail Class of shares reflect the adviser's agreement to limit expenses to the extent necessary to achieve a goal of an effective yield for the Retail Class of shares that will rank in the top 10% of yields for all general purpose money market funds in 2006. The adviser may terminate this limitation on expenses after April 30, 2007. There is no guarantee that waiver of fees alone will accomplish this objective. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

      From time to time The Muirfield(R) and U.S. Government Bond Funds may advertise their average annual total returns for various periods of time. When applicable, depending on the Fund, the periods of time shown will be for a one-year period; a five-year period; a ten-year period (or relevant portion thereof) and since inception. The calculation assumes the reinvestment of all dividends and distributions. Below is an example of the total return calculation for The Muirfield Fund(R) assuming a hypothetical investment of $1,000 at the beginning of each period.

      An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of each Fund will vary depending upon interest rates, the current market value of the securities held by the Fund, and changes in the Fund's expenses.

      When applicable, depending on the Fund, the periods of time shown will be for a one-year period, a five-year period, a ten-year period (or relevant portion thereof) and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Fund wills assume a hypothetical investment of $1,000 at the beginning of each period. It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P (1+T)n = ERV
            P = initial investment of $1,000
            T = average annual total return
            n = Number of years
            ERV = ending redeemable value at the end of the base period

THE MUIRFIELD FUND(R):

                                                  Total Return
                           ---------------------------------------------------------
                                 1 Year              5 Year             10 Year
                              Period Ended        Period Ended        Period Ended
                           December 31, 2006   December 31, 2006   December 31, 2006
                           -----------------   -----------------   -----------------
Value of Account
  At end of Period             $1,136.20           $1,398.62           $1,843.92
Value of Account
  At beginning of Period        1,000.00            1,000.00            1,000.00
                               ---------           ---------           ---------
Base Period Return             $  136.20           $  398.62           $  843.92
Average Total Return               13.62%               6.94%               6.31%

Values were computed according to the following formulas:

            1 Year: $1,000 (1 + (0.1362))     = $1,136.20
            5 Years: $1,000 (1 + (0.0694))(5) = $1,398.62
            10 Years: $1,000 (1 + 0.0631)(10) = $1,843.92

The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total Return quotations, when advertised for The U.S. Government Bond Fund, are calculated in the same manner as described above.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

      Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      Each Fund's sales literature and advertising commonly refer to this calculation as a Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2006, were:

                                1 Year (%)   5 Years (%)   10 Years (%)
                                ----------   -----------   ------------
The Muirfield(R) Fund              13.34         6.77          5.21
The U.S. Government Bond Fund       2.81         1.10          2.29

      The following SEC formula was used to calculate these figures:

      P(1+T)(n) = ATVD

      where:

      P    = a hypothetical initial payment of $1,000

      T    = average annual total return (after taxes on distributions)

      n    = number of years

      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

      Average annual total return after taxes on distributions and sale of a fund's shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of a fund's shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

      Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2006, were:

                                1 Year (%)   5 Years (%)   10 Years (%)
                                ----------   -----------   ------------
The Muirfield(R) Fund              8.85          5.90          5.12
The U.S. Government Bond Fund      2.66          1.25          2.32

The following SEC formula was used to calculate these figures:

      P(1+T)(n) = ATVDR

      where:

      P     =   a hypothetical initial payment of $1,000

      T     =   average annual total return (after taxes on distributions and redemptions)

      n     =   number of years

      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CALCULATION OF YIELD - THE U.S. GOVERNMENT BOND FUND

      From time to time The U.S. Government Bond Fund may advertise its thirty-day yield quotation. It is computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

      YIELD = 2 [(a - b + 1)(6) - 1]
                  -----
                   cd

a = income earned during the period

b = expense accrued for the period

c = average number of shares outstanding during the period

d = offering price per share on the last day of the period

Below is an example of calculation of The U.S. Government Bond Fund's yield for the thirty days ended December 31, 2006:

      3.65% = 2 [(24,114 - 5,579 + 1)(6) - 1]
                  ---------------
                  302,811 * 20.30

      Quotations of yield for The U.S. Government Bond Fund will be accompanied by total return calculations current to the most recent calendar quarter. Total return will be calculated in the manner described above (See "Calculation of Total Return"). Below is an example of the total return calculation for The U.S. Government Bond Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

THE U.S. GOVERNMENT BOND FUND:

                                            Total Return
                           ---------------------------------------------
                               1 Year          5 Year         10 Year
                            Period Ended    Period Ended    Period Ended
                           Dec. 31, 2006   Dec. 31, 2006   Dec. 31, 2006
                           -------------   -------------   -------------
Value of Account
  At end of Period           $1,041.30       $1,114.40       $1,446.44
Value of Account
  At beginning of Period      1,000.00        1,000.00        1,000.00
                             ---------       ---------       ---------
Base Period Return           $   41.30       $  114.40       $  446.44
Average Total Return              4.13%           2.19%           3.76%

      The Total Return performance data in this hypothetical example, represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

COMPARATIVE PERFORMANCE INFORMATION

      Comparative performance information may be used from time to time in advertising or marketing information relative to the Funds, including data from Lipper Analytical Services, Inc., IBC/Donoghue Money Fund Report, Morningstar Mutual Fund Report, other publications, various indices or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      On days that the Funds are open, the net asset value per share (NAV) for The Muirfield Fund(R) is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Standard
Time) by dividing the Fund's net assets by the number of its shares outstanding. The NAV for The U.S. Government Bond Fund and The Money Market Fund are determined each business day that the Federal Reserve System is open and are calculated at 4:00 p.m. and noon, Eastern Standard Time, respectively. For each Fund, the NAV is not calculated on the observance of New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the aforementioned holidays, The U.S. Government Bond Fund and The Money Market Fund are also closed on days that the Federal Reserve System is closed. Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

      The Money Market Fund offers two classes of shares, the Retail Class of Shares and the Institutional Class of Shares, which may be purchased at the next determined net asset value per share. The Retail Class of Shares and the Institutional Class of Shares represent an identical legal interest in the investment portfolio of the Fund and has the same rights except that the Retail Class of Shares bears the higher expense of a distribution plan for such class which will cause the Retail Class of Shares to have a higher expense ratio and to pay lower dividends than the Institutional Class of Shares. Each Class will have exclusive voting rights with respect to its distribution plan. Although the legal rights of holders of the Institutional Class of Shares and Retail Class of Shares are identical the different expenses borne by each class will result in different net asset values and dividends. The two classes also have different minimum purchase amounts.

      Shareholders of each Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

      Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

      In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

      Redemptions in Kind. The Flex-funds has reserved the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. A Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

      Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

      Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

      Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

      Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                         INVESTMENT ADVISER AND MANAGER

      Meeder Asset Management, Inc. (the "Manager") is the investment adviser and manager for, and has a separate Investment Advisory Contract with the U.S. Government Bond Fund, the Muirfield Fund(R) and the Money Market Fund.

      Pursuant to the terms of each Investment Advisory Contract, the Manager has agreed to provide an investment program within the limitations of each Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund's custodian, transfer agent, independent accountants, legal counsel, and investment advisory services provided by any subadviser.

      The Investment Advisory Contract for each Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Each of these contracts is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewals.

      Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager.

      Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities that are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management, Inc.; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the 2/10 of 1% limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; service fees within the 0.20% limitation of each Fund's Administrative Services Plan and other miscellaneous expenses.

      The respective expenses of each Fund include the compensation of its respective Trustees who are not affiliated with the Adviser; registration fees; membership dues allocable to the Fund; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Fund; insurance premiums and other miscellaneous expenses.

      Expenses of each Fund also include all fees under its Administrative Service Agreement, the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.

      The Board of Trustees of the Trust believes that the aggregate per share expenses of the Money Market Fund will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Money Market Fund were invested directly in the type of securities being held by the Money Market Fund.

      The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Muirfield Fund(R) is based upon the average net assets of the Fund and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. Annual fees for the U.S. Government Bond Fund are at the rate of 0.40% of the first $100 million of average net assets and 0.20% in excess of $100 million. The annual fee for the Money Market Fund is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

      For the year ended December 31, 2006, the Muirfield Fund(R) paid total fees to the Manager of $556,792 ($681,607 in 2005; $591,414 in 2004) and in the
U.S. Government Bond Fund $21,847 ($30,422 in 2005; $39,967 in 2004). For the
year ended December 31, 2006, The Money Market Fund - Retail Class and The Money Market Fund - Institutional Class paid total fees to the Manager of $484,752 and $87,205, respectively.

      For the year ended December 31, 2006, the Manager waived fees totaling $42,397 ($48,382 in 2005; $25,381 in 2004) in the U.S. Government Bond Fund. For
the year ended December 31, 2006, the Manager waived fees totaling $212,906 for The Money Market Fund - Retail Class and $38,332 for The Money Market Fund - Institutional Class.

      Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

      The Manager's officers and directors are as set forth as follows: Robert
S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Linda C. Moran, Vice President, Human Resources; Terra D. Case, Vice President, Associate General Counsel and Secretary; Anthony L. Mercure, Chief Operating Officer, James B. Craver, Chief Compliance Officer and General Counsel; Dale W. Smith, Chief Financial Officer and Chief Investment Officer. Mr. Robert S. Meeder, Jr. is President and a Trustee of the Trust. Mr. Dale W. Smith and Ms. Terra D. Case are officers of the Trust.

      The Manager may use its resources to pay expenses associated with the sale of each Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of each Fund's shares. However, the Funds do not pay the Manager any separate fees for this service.

      A team of persons are primarily responsible for the day-to-day management of the Muirfield, U.S. Government Bond and Money Market Funds. The team consists of Albert Chu, CFA, Stephen D. Goodman, CMT, Robert S. Meeder, Jr., Dale Smith and Robert Techentin who are collectively referred to below as the "Portfolio Managers." As of December 31, 2006, the Portfolio Managers were responsible for the management of the following types of accounts:

                                                                                                                            Total
                                                                                                                            Assets
                                                                                                                          by Account
                                                                                                           Number of         Type
                                                                                                          Accounts by      Subject
                                                         Number of                                        type Subject      to a
                                                    Accounts by Account                                       to a       Performance
Portfolio Manager      Account Type                        Type           Total Assets by Account Type  Performance Fee      Fee
---------------------  ------------------------  -----------------------  ----------------------------  ---------------  -----------
Albert Chu, CFA        Registered Investment     9 Registered Investment  $408.3 million in Registered  None             None
                       Companies/Other Accounts  Companies; 14,917 Other  Investment Companies; $697.8
                                                 Accounts*                million in Other Accounts*

Robert S. Meeder, Jr.  Registered Investment     9 Registered Investment  $408.3 million in Registered  None             None
                       Companies/Other Accounts  Companies; 14,917 Other  Investment Companies; $697.8
                                                 Accounts*                million in Other Accounts*

Dale Smith             Registered Investment     9 Registered Investment  $408.3 million in Registered  None             None
                       Companies/Other Accounts  Companies/14,917 Other   Investment Companies; $697.8
                                                 Accounts*                million in Other Accounts*

Steven Goodman                                   9 Registered Investment  $408.3 million in Registered  None             None
                                                 Companies/14,917 Other   Investment Companies; $697.8
                                                 Accounts*                million in Other Accounts*

Robert Techentin                                 9 Registered Investment  $408.3 million in Registered  None             None
                                                 Companies/14,917 Other   Investment Companies; $697.8
                                                 Accounts*                million in Other Accounts*

      *The total number of other accounts managed by the Portfolio Managers and the total amount of assets in the other accounts are overstated because if a Portfolio Manager manages a portion of the other account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account. Likewise, the total number of registered investment companies managed by the Portfolio Managers and the total amount of assets in the registered investment companies are overstated because if a Portfolio Manager is part of a team that manages the registered investment company, that registered investment company and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who also manage(s) the registered investment company.

      The Portfolio Managers are compensated for their services by the Manager. The Portfolio Managers' compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. Like all employees of the Manager, the Portfolio Managers participate in the Manager's retirement plan. Messrs. Chu, Goodman, Smith and Techentin each manages a private account owned by the Manager and, on an annual basis, the Manager pays each of them a fraction of any net realized gains earned by the account after any offset for net loss carryforwards accrued by the account.

      To the extent that a Fund and another of the Manager's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of December 31, 2006.

                          Dollar Range of             Dollar Range of
                     Equity Securities in the    Equity Securities in the
Portfolio Manager    U.S. Government Bond Fund     Money Market Fund
------------------   -------------------------   ------------------------
Albert Chu           None                           $1-$10,000
Stephen Goodman      None                           $10,001 - $50,000
Robert Techentin     None                           $1 - $10,000
Dale Smith           None                           $10,001 - $50,000
Robert Meeder, Jr.   None                           $10,001 - $50,000

                            Dollar Range of
                        Equity Securities in The
Portfolio Manager           Muirfield Fund(R)
---------------------   ------------------------
Albert Chu                   $1 - $10,000
Robert S. Meeder, Jr.        Over $100,000
Dale Smith                   Over $100,000
Stephen Goodman              $1 - $10,000
Robert Techentin             None

                              OFFICERS AND TRUSTEES

      The Board of Trustees oversees the management of the Trust and elects their officers. The officers are responsible for the funds' day-to-day operations. The Trustees' and officers' names, positions and principal occupations during the past five years are listed below. Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

"Non-Interested" Trustees

                                                                                                     Number of
                                                                              Principal              Portfolios          Other
                                          Year First Elected A              Occupation(s)              in Fund       Directorships
                                            Director of Fund                 During Past          Complex Overseen      Held by
Name, Address and Age      Position Held        Complex(1)                   Five Years              by Trustee        Trustee(2)
-------------------------  -------------  --------------------  --------------------------------  ----------------  --------------
WALTER L. OGLE, 69         Trustee        1982                  Retired; self-employed            9                 None
4124 SW Gleneagles Circle                                       from March 2000 to January 2002;
Palm City, FL 34990                                             from November 1991 to March 2000
                                                                Executive Vice President of Aon
                                                                Consulting, an employee benefits
                                                                consulting group (1991-2000);
                                                                member of the Trust's Audit
                                                                Committee.

JAMES W. DIDION, 76        Trustee        1982, 1998            Retired; formerly Executive Vice  9                 None
3727 Guadiato Court                                             President of Core Source, Inc.,
Naples, FL 34109                                                an employee benefit and Workers'
                                                                Compensation administration and
                                                                consulting firm (1991-1997);
                                                                member of each Fund's
                                                                Audit Committee; member
                                                                of the Trust's Audit Committee.

JACK W. NICKLAUS II, 45    Trustee        1998                  Designer, Nicklaus Design, a      9                 None
11780 U.S. Highway #1                                           golf course design firm and
North Palm Beach, FL                                            division of The Nicklaus
33408                                                           Companies; member of the Trust's
                                                                Audit Committee.

STUART M. ALLEN, 45        Trustee        2006                  President of Gardiner Allen       9                 None
Gardiner Allen DeRoberts                                        Insurance  Agency, Inc.; member
Insurance LLC                                                   of the Trust's Audit Committee.
777 Goodale Blvd.
Columbus, OH 43212

ANTHONY D'ANGELO, 46       Trustee        2006                  Director of Sales of WSYX ABC     9                 None
WTTE Fox-28                                                     6/WTTE FOX-28, television
1261 Dublin Road                                                stations owned and operated by
Columbus, OH 43215                                              Sinclair Broadcast Group; member
                                                                of the Trust's Audit Committee.

"Interested" Trustee"(3,4)

                                                                                                     Number of
                                                   Year First Elected a                              Funds in
                                                     Director and/or      Principal Occupation(s)   Fund Complex        Other
                                                      Officer of the         During Past Five       Overseen by    Directorships
Name, Address and Age       Position Held                Fund(1)                  Years               Trustee      Held by Trustee
--------------------------  ---------------------  --------------------  -------------------------  ------------  -----------------
ROBERT S. MEEDER, JR.*, 45  Trustee and President  1992                  President of Meeder Asset  9
                                                                         Management, Inc.

Other Officers(4)

                                                       Year First Elected an                    Principal Occupation(s)
Name, Address and Age    Position Held                 Officer of the Fund(1)                   During Past Five Years
-----------------------  ----------------------------  ----------------------  -----------------------------------------------------
BRUCE E. MCKIBBEN*+, 37  Treasurer                     2002                    Manager/Fund Accounting and Financial Reporting,
                                                                               Mutual Funds Service Co., each Fund's transfer agent
                                                                               (since April 1997).

DALE W. SMITH*+, 47      Vice President                2006                    Vice President, Chief Financial Officerand Chief
                                                                               Investment Officer, Meeder Asset Management, Inc.,
                                                                               the Trust's investment adviser, Vice President,
                                                                               Mutual Funds Service Co., the transfer agent to
                                                                               each of the Trust's funds (since March 2005); Senior
                                                                               Vice President, Financial Services, BISYS Fund
                                                                               Services, Inc., a service provider to mutual funds
                                                                               (1999 to December 2004).

TERRA D. CASE*+, 35      Vice President and Secretary  2006                    Associate General Counsel of Meeder Asset Management,
                                                                               Inc., the Trust's investment adviser, Associate
                                                                               General Counsel, Mutual Funds Service Co., the
                                                                               transfer agent to each of the Trust's funds (since
                                                                               June 2005); formerly attended Capital University
                                                                               School of Law (2002-2005).

DAVID R. CARSON, 48      Chief Compliance Officer      2006                    Chief Compliance Officer and Anti-Money Laundering
                                                                               Officer of the Huntington Funds and Huntington VA
                                                                               Funds (2005 - present); Treasurer and Assistant
                                                                               Treasurer of the Huntington Funds, Huntington Asset
                                                                               Advisors, Inc. (2002-2005).

(1) Trustees and Officers of the Funds serve until their resignation, removal or retirement.

(2) This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

(3) "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

(4) All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the investment adviser of the Funds. Bruce E. McKibben is deemed an "interested person" of the Trust by virtue of his position as an employee of Meeder Asset Management, Inc., the investment adviser of the Funds. Terra D. Case is deemed an "interested person" of the Trust by virtue of her position as Associate General Counsel, Vice President and Secretary of Meeder Asset Management, Inc., the investment adviser of the Funds. Dale W. Smith is deemed an "interested person" of the Trust by virtue of his position as a Vice President, Chief Financial Officer and Chief Investment Officer of Meeder Asset Management, Inc., the investment adviser of the Funds.

+ P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                                        Aggregate Dollar Range(1) of Shares
                            Dollar Range of Fund                            Owned in All Funds Within The
Name of Director            Shares Owned(1)                               Fund Complex Overseen by Trustee
-------------------------   -----------------------------------------   -----------------------------------
"Non-Interested" Trustees

Walter L. Ogle              The Muirfield Fund - $50,001 - $100,000
                            The U.S. Government Bond Fund - $0
                            The Money Market Fund - $10,001 - $50,000   Over $100,000

James W. Didion             The Muirfield Fund - $10,001 - $50,000
                            The U.S. Government Bond Fund - $0
                            The Money Market Fund - $1 - $10,000        $50,001 - $100,000

Jack W. Nicklaus II         The Muirfield Fund -$10,001 - $50,000
                            The U.S. Government Bond Fund - $0
                            The Money Market Fund - $0                  Over $100,000

Stuart M. Allen             The Muirfield Fund - $50,001 - $100,000
                            The U.S. Government Bond Fund - $0
                            The Money Market Fund - $1 - $10,000        Over $100,000

Anthony V. D'Angelo         The Muirfield Fund - $1 - $10,000
                            The U.S. Government Bond Fund - $0
                            The Money Market Fund - $0                  $1 - $10,000

"Interested" Trustee

                            The Muirfield Fund -
Robert S. Meeder, Jr.       Over $100,000
                            The U.S. Government Bond Fund - $0
                            The Money Market Fund - $10,001 - $50,000   Over $100,000

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

      The following table shows the compensation paid by Fund Complex as a whole to the Trustees of the Funds and the Fund Complex during the fiscal year ended December 31, 2006.

                               COMPENSATION TABLE

                                                                              Total
                                           Pension or                     Compensation
                                           Retirement                         from
                             Aggregate      Benefits       Estimated     Registrant and
                           Compensation    Accrued as       Annual            Fund
                           from the (3)   Part of Fund   Benefits Upon    Complex Paid
Trustee                      Funds(1)        Expense      Retirement      to Trustee(1)
------------------------   ------------   ------------   -------------   --------------
Milton S. Bartholomew(3)      $  259          None            None           $   500

Robert S. Meeder, Jr.           None          None            None              None

Walter L. Ogle                $6,861          None            None           $17,000

James Didion                  $7,724          None            None           $19,000

Jack W. Nicklaus II           $6,861          None            None           $17,000

Stuart Allen                  $4,662          None            None           $12,750

Anthony D'Angelo              $4,662          None            None           $12,750

(1) Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2006, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows:
Jack W. Nicklaus II - $6,861, Stuart Allen - $3,053, and Anthony D'Angelo - $3,053.

(2) The Fund Complex consists of 9 investment companies.

(3) This individual is no longer a Trustee of the Fund Complex.

      Each Trustee who is not an "interested person" is paid a total meeting fee of $1,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an "interested person" receives a total retainer of $2,500 per calendar quarter for the Trust. Each committee person who is not an "interested person" is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust. The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees he is entitled to.

      At the end of each calendar year, each non-interested Trustee's total compensation will be calculated (taking into account all Board, but not committee, meetings attended in the just completed year) as if the Trustee compensation formula for 2003 was in effect (the "2003 Formula"). If the non-interested Trustee's total compensation that would have been earned under the 2003 Formula exceeds $15,000, then the excess will be added to his compensation earned in accordance with the immediately preceding paragraph.

      The 2003 Formula is determined as follows:

      Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the funds in the Fund Complex. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets of each fund in the Fund Complex based on the following schedule: Money Market Fund, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For each of the funds in the Fund Complex excluding the Money Market Fund, each Trustee is paid a fee of 0.00375% of the amount of each such fund's average net assets exceeding $15 million. Members of the Audit Committee are paid $500 for each Committee meeting attended.

      Trustee fees for the U.S. Government Bond Fund, Muirfield Fund(R) and Money Market Portfolio totaled $6,741, $6,741, and $17,547, respectively, for the year ended December 31, 2006 ($9,502, $9,502, and $30,229, respectively, in 2005).

      The Board maintains four standing committees: the Audit Committee, the Nominating Committee, the Fund Performance Committee and the Compensation Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Committees are comprised of the following independent Trustees of the Trust:
Stuart Allen, Anthony D'Angelo, James Didion, Jack Nicklaus II and Walter Ogle. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017. The Fund Performance Committee is generally responsible for reviewing the performance of each of the Trust's Funds, including its investment strategies, both on an absolute basis and relative to its peer group. The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2006, the Audit Committee met four times and the Nominating, Fund Performance and Compensation Committees did not meet.

      During the past fiscal year, the Trustees considered and approved the renewal of each Fund's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Funds, received and considered information and reports relating to the nature, quality and scope of the services provided to each Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of each Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

      o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of each Fund;

      o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided each Fund;

      o     the investment performance of each Fund;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Funds;

      o the investment approach used by the Manager in the daily management of each of the Funds;

      o     information on personnel of the Manager's investment committee;

      o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

      o     soft dollars received by the Manager from Fund trades;

      o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of each Fund;

      o the Manager's policy regarding the aggregation of orders from the Funds and the Manager's private accounts; and

      o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Funds.

      The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of each Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

      As of March 31, 2007, the Trustees and officers of the Trust own, in the aggregate, less than 1% of the Trust's total outstanding shares.

      The Trust and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds and the Portfolio. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Trust also restricts personal investing practices of trustees of the Trust who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds.

                               DISTRIBUTION PLANS

      Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares.

      The Trust has adopted a Distribution Plan for each of the three Funds described herein. These Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks.

      The Trust may expend in The Muirfield Fund(R), The U.S. Government Bond Fund and the Retail Class of The Money Market as much as, but not more than 2/10 of 1% of the Fund's average net assets annually pursuant to the Plan. The Institutional Class of The Money Market Fund may expend up to .03% of the Class' average net assets annually pursuant to the Plan. A report of the amounts so expended in each such Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for each such Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

      The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

      Each Plan was approved by the Trust's Board of Trustees, which made a determination that there is a reasonable likelihood the Plans will benefit the Funds. The Plans were approved by shareholders, and they will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

      Total payments made by the Trust to parties with 12b-1 agreements for the year ended December 31, 2006 amounted to $109,907 ($136,842 in 2005; $107,141 in
2004). In addition, the Board of Trustees approved expenditures for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; advertising; the services of public relations and marketing consultants; and the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $20,354 for the year ended December 31, 2006 ($30,101 in 2005; $31,881 in 2004; $34,777 in 2003).

      The table below states the amounts paid under each current Fund's distribution plan for the year ended December 31, 2006.

                  DISTRIBUTION PLAN EXPENSES PAID BY THE FUNDS*

                                         U.S.
                                      Government    Money
Type of Expense           Muirfield      Bond      Market
-----------------------   ---------   ----------   -------
Payments to Consultants    $31,502      $3,277     $75,128

Public Relations           $   300      $   48     $   610

Marketing/Advertising      $ 4,627      $  803     $ 7,133

Wats Telephone Service     $ 1,157      $  228     $ 2,164
Printing and Mailing       $   776      $  150     $ 2,358
                           -------      ------     -------
Total                      $38,362      $4,506     $87,393

      * Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses that are not readily identifiable as attributable to a particular Fund are allocated among each of the five funds of the Trust based on the relative size of their average net assets.

      In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services.

      The Funds, except for The Money Market Fund, have also adopted an administrative services plan. Under this plan, shares of the Funds bear a service fee of up to 0.20% of the Funds' average net assets annually. Service fees are used primarily to reimburse financial intermediaries and persons, including "platforms," for providing personal services to Fund shareholders and maintaining shareholder accounts. Service fees of $18,299 in The Muirfield Fund(R) and $595 in the U.S. Government Bond Fund were paid by the Funds for the year ended December 31, 2006.

                              DISTRIBUTIONS & TAXES

      Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Trust is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Trust expects to make such a distribution in The Muirfield Fund(R) in future years.

      A shareholder is taxed on capital gains and income realized by the Trust, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of The Muirfield(R) and U.S. Government Bond Funds, each of which frequently liquidates its portfolio for defensive purposes and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

      Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

      The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Trust also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last sixteen fiscal years.

                                 OTHER SERVICES

      Custodian - The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of all of the Trust's assets.

      Independent Registered Public Accounting Firm - Cohen Fund Audit Services, Ltd. (formerly known as, Cohen McCurdy Ltd.), 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145-1524, has been retained as the independent registered public accounting firm for the Trust. The auditors audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

      Stock Transfer Agent - Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides to each Fund accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for accounting services for The Muirfield(R) and U.S. Government Bond Funds is $7,500. The minimum annual fee for the Money Market Fund is $30,000. Subject to the applicable minimum fee, each Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Fund's average net assets.

      Subject to a $4,000 annual minimum fee The Muirfield Fund(R) incurs the greater of $15 per shareholder account or 0.12% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. In The U.S. Government Bond Fund, this annual fee is the greater of $15 per shareholder account or 0.06% of the Fund's average net assets. The fee for The Money Market Fund is the greater of $20 per shareholder account or 0.06% of the Fund's average net assets.

      Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurs an annual fee, payable monthly, of 0.05% of each Fund's average net assets prior to June 17, 2005; 0.10% up to $50 million and 0.08% over $50 million of each Fund's average net assets after June 17, 2005. These fees are reviewable annually by the respective Trustees of the Trust. For the year ended December 31, 2006, total payments to Mutual Funds Service Co. amounted to $511,902 for all of the Funds.

      Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.

                          ANTI-MONEY LAUNDERING PROGRAM

      The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor, if any, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                             PROXY VOTING PROCEDURES

      The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

      As of February 28, 2007, the following persons owned 5% or more of a class of a Fund's outstanding shares of beneficial interest:

                                                              Number of
Name                             Name & Address           Shares of Record   Percent
of Fund                       of Beneficial Owner         and Beneficially   of Class
---------------------   -------------------------------   ----------------   --------
The Muirfield Fund(R)
                        Plumbers & Pipefitters Local          6,075,680.45     12.17%
                        #168 Ret Fund Dtd 09/01/87
                        c/o R. Meeder & Associates
                        P. O. Box 7177 Dublin, OH 43017

U.S. Government
Bond Fund               DLZ Corp. 401K PSP                    1,121,129.57     26.97%
                        Balanced (Fixed)-
                        c/o R. Meeder & Associates
                        P. O. Box 7177 Dublin, OH 43017

                        Tata Excavating Empl PSP                348,229.65      8.38%
                        Dtd 02-25-70
                        Attn: Valerio Tata
                        1797 Williams Road
                        Columbus, OH 43207-5112

                        Superior Clay Corp Revised              211,882.06      5.10%
                        and Restated Pension Plan
                        c/o Meeder Financial
                        6125 Memorial Drive
                        Dublin, OH  43017

Money Market Fund
Institutional Class     Carey & Company                       5,194,765.56     21.78%
                        7 Easton Oval EA4E70
                        Columbus, OH 43219

                        Intl. Brotherhood of Electrical       4,461,903.47     18.71%
                        Workers Local 683 Health &
                        Welfare Plan
                        Attn: Ron Chapman
                        P. O. Box 895 Portsmouth, OH
                        45662-0895

                        Carey & Company                       4,242,531.63     17.79%
                        7 Easton Oval EA4E70
                        Columbus, OH 43219

                        Ohio Indemnity Company                1,787,752.25     7.50%
                        Attn: Robert W. Eal, CPA  1303
                        250 East Broad St., 10th Floor
                        Columbus, OH 43215-3708

                        Ohio Education Association            1,682,399.32     7.05%
                        Debt Reduction Fund
                        Joseph C. Cohagen
                        Box 2550
                        225 E. Broad St.
                        Columbus, OH 43216

                        Ohio Education Association            1,682,399.32     7.05%
                        Constitutional Contingency Fd
                        Joseph C. Cohagen
                        Box 2550
                        225 East Broad St.
                        Columbus, OH 43216

                        William N. Gross                      1,200,000.00     5.03%
                        1401 Regal Springs Ct
                        Louisville, KY 40205

      To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS

      The financial statements and independent registered public accountants' report required to be included in this Statement of Additional Information are included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2006 and are incorporated herein by reference. The Funds will provide the Annual Report without charge at written request or request by telephone.

                                                                      Appendix I

                             Proxy Voting Policies,
                            Procedures and Guidelines

Proxy Voting Policy

Generally

      It is the policy of The Flex-funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

      Proxy voting shall be the responsibility of the Investment Policy Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

      If it is appropriate to do so, the Investment Policy Committee may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

      Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

      Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

      The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

      The Trust will retain records relating to the voting of proxies, including:

      o A copy of policies, procedures or guidelines relating to the voting of proxies.

      o A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

      o A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

      o A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

      o A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.

                              THE QUANTEX FUND(TM)
                  (Formerly known as The Highlands Growth Fund)
                         A Fund of The Flex-funds Trust

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 2007

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated April 30, 2007). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Description of the Trust                                                       2
Investment Policies and Related Matters                                        3
Investment Restrictions                                                       12
Disclosure of Portfolio Holdings                                              14
Portfolio Turnover                                                            15
Portfolio Transactions                                                        15
Valuation of Portfolio Securities                                             18
Performance                                                                   18
Average Annual Total Return Before Taxes Calculations                         19
Average Annual Total Return After Taxes on Distributions                      20
Average Annual Total Return After Taxes on Distributions and Sale of
  Fund Shares                                                                 21
Additional Purchase and Redemption Information                                25
Distribution Plan                                                             26
Distributions and Taxes                                                       28
Other Services                                                                29
Anti-Money Laundering Program                                                 30
Proxy Voting Procedures                                                       30
Investment Adviser and Manager                                                31
Trustees and Officers                                                         35
Contracts With Companies Affiliated With Manager                              41
Principal Holders of Outstanding Shares                                       42
Financial Statements                                                          42
Appendix I - Proxy Voting Policies, Procedures and
  Guidelines

Investment Adviser                                      Transfer Agent
------------------                                      --------------
Meeder Asset Management, Inc.                           Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST

      Background. The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its seven constituent funds is a diversified open-end management company. The business and affairs of the Trust are under the direction of its Board of Trustees.

      As stated in "Investment Policies and Limitations," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

      For descriptions of the investment objectives and policies of the Fund, see "Investment Policies and Limitations." For descriptions of the management and expenses of the Funds, see "Investment Adviser and Manager" and "Trustees and Officers."

      On April 30, 2005, the Fund changed its investment objective and strategies and its name from The Highlands Growth Fund(R) to The Quantex Fund(TM).

      Shares of Beneficial Interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing funds and to create additional funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

      A fraction of a share has the same rights and privileges as a full share. Each fund of the Trust will issue its own series of shares of beneficial interest. The shares of each fund represent an interest only in that fund's assets (and profits or losses) and in the event of liquidation, each share of a particular fund would have the same rights to dividends and assets as every other share of that fund.

      Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular fund would make the Plan effective as to that fund, whether or not it had been approved by the shareholders of the other Funds.

      Shares are fully paid and nonassessable. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the fund will continue indefinitely.

      Trustee Liability. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

      Voting Rights. When matters are submitted for shareholder vote, shareholders of each fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a fund is required on any matter affecting the fund on which shareholders are entitled to vote. Shareholders of one fund are not entitled to vote on a matter that does not affect that fund but that does require a separate vote of any other fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

                     INVESTMENT POLICIES AND RELATED MATTERS

General. The investment policies set forth below in this section represent the Fund's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and all may be changed by the Trustees of the Funds without shareholder approval.

      Open-End Investment Companies. The Fund may invest its assets in open-end investment companies. Any investment in a mutual fund involves risk, and although the Fund may invest in a number of underlying funds, this practice does not eliminate investment risk. Moreover, investing through the Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not be present in a direct investment in the underlying funds. See "Distributions and Taxes."

      The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Fund may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Fund.

      Absent an exemptive order, a Fund may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Fund, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Fund will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

      The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by a Fund may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

      Index-based Investments. The Fund may invest its assets in index-based investments (IBIs), including, among others, Standard & Poor's Depositary Receipts (SPDRs) and DIAMONDS. IBIs are shares of publicly traded Unit Investment Trusts - investment vehicles registered with the Securities and Exchange Commission under the Investment Company Act of 1940 - which own the stocks in the relevant index.

      SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks of the S&P 500 Index. SPDRs are listed on the Exchange and may be traded in the secondary market on a per-SPDR basis. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component of common stocks of the S&P 500 Index.

      DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average. DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMOND basis. DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the Dow Jones Industrial Average.

      IBIs are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. A Fund's investment in an IBI may not exactly match the performance of a direct investment in the respective index to which it is intended to correspond. Additionally, an IBI may not fully replicate the performance of its benchmark index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between the IBI and the index with respect to the weighting of securities. IBIs are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

Money Market Instruments

      When investing in money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

      U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

      Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Fund will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Fund invest more than 10% of its assets in time deposits.

      High Quality Commercial Paper - The Fund may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

      Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Fund. The Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

      High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

      Repurchase Agreements - See "Repurchase Agreements" below.

      The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund.

Ratings

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

      AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

      AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

      A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

      Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

      The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

      Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

      U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

      Repurchase Agreements - See "Repurchase Agreements" below.

      Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

      Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit requirements.

      Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager determines the liquidity of the Fund's investments and, through reports from the Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

      Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      Repurchase Agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

      While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

      Hedging Strategies. The Fund may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) to protect the value of specific securities owned or intended to be purchased while the Investment Adviser is implementing a change in the Fund's investment position; and (2) to utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

      A hedging program involves entering into a "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

      Financial futures contracts or related options used by the Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.

      Limitations on Futures Transactions. For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

      The Fund may not purchase or sell financial futures if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

      The above limitations on the Fund's investments in futures contracts, and the Fund's policies regarding futures contracts discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

      Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

      Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

      If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      Correlation of Price Changes. Because there are a limited number of types of futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the futures position will not track the performance of the Fund's other investments.

      Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

      The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Futures Contracts. There is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its futures positions could also be impaired.

               Asset Coverage for Futures Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                             INVESTMENT RESTRICTIONS

      The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

      The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. The following are the Fund's fundamental investment limitations set forth in their entirety; provided that nothing in the following investment restrictions will prevent the Fund from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective as the Fund. The Fund may not:

      (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

      (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

      (3) borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

      (4) underwrite securities issued by others (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

      (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

      (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

      (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The following investment limitations are not fundamental, and all may be changed without shareholder approval.

      (i) The Fund does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

      (iii) The Fund may borrow money only from a bank. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

      (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

      (v) The Fund does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

      (vi) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

      (vii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

      (viii) The Fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

      (ix) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

      For the Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures Transactions."

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.flexfunds.com ordinarily by the 10th business day of the following calendar month. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current (expected to be not more than three months). The Fund does not disseminate nonpublic information about portfolio holdings except as provided below.

      The Fund allows disclosure of nonpublic portfolio holdings information to affiliates of Meeder Asset Management, Inc. only for the purposes of providing services to the Fund.

      The Fund permits nonpublic portfolio holdings information to be shared with subadvisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Fund, any securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

      Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Fund's nonpublic portfolio holdings information will be provided to the Trustees.

                               PORTFOLIO TURNOVER

      The portfolio turnover rates for the Fund may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Fund and its investors. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

      The Fund's portfolio turnover rate for the year ended December 31, 2006 was 30% (171% in 2005; 253% in 2004).

      Major changes in the portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Fund may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.

                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Manager pursuant to authority contained in the investment advisory agreement. The Manager is also responsible for the placement of transaction orders for accounts for which its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

      The Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager's investment staff based upon the quality of research and execution services provided.

      The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager's clients may be useful to the Manager in carrying out their obligations to the Fund. The receipt of such research is not expected to reduce the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through their own efforts.

      Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and their other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

      The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

      The Trustees of the Trust periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      From time to time, the Trustees of the Trust will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Fund intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

      Although the Trustees and officers of the Trust are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

      When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees of the Trust that the desirability of retaining the Manager as investment adviser to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 2006 to December 31, 2006, the Quantex Fund(TM) (formerly known as the Highlands Growth Fund(R)) paid total commissions of $26,674 ($59,421 in 2005; $107,844 in 2004) on the purchase and sale of securities, of which $255 in commissions were paid on the purchase and sale of futures and options contracts. During the period from January 1, 2006 to December 31, 2006, the Quantex Fund(TM) (formerly known as The Highlands Growth Fund(R)) paid commissions of $0 to Adviser Dealer Services, Inc. ("ADS"), an affiliate of the Manager ($6,911 in 2005; $18,287 in 2004) on the purchase and sale of securities. During the period from January 1, 2006 to December 31, 2006, the percentage of the Fund's aggregate brokerage commissions paid to ADS was 0%. During the period from January 1, 2006 to December 31, 2006, the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through ADS was 0%.

                        VALUATION OF PORTFOLIO SECURITIES

      Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

      This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

      Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Fund if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

      Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

      The values of any such securities held by the Fund are determined as of such time for the purpose of computing the Fund's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

      The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

             CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

      Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period while average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

      Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P (1+T)n = ERV
                P = initial investment of $1,000
                T = average annual total return
                n = Number of years
                ERV = ending redeemable value at the end of the base period

THE QUANTEX FUND(TM):

                               Period and Average Annual Total Returns
                       -------------------------------------------------------
                             1 Year            5 Years            10 Years
                         Period Ended       Period Ended        Period Ended
                       December 31, 2006  December 31, 2006  December 31, 2006
                       -----------------  -----------------  -----------------
Value of Account
  At end of Period         $1,166.70          $1,289.71          $1,954.32
Value of Account
  At beginning of
  Period                    1,000.00           1,000.00           1,000.00
                           ---------          ---------          ---------
Base Period Return         $  166.70          $  289.71          $  954.32
Average Total Return           16.67%             5.22%               6.93%

Values were computed according to the following formulas:

                       1 Year:   $1,000 (1 + (0.1667)      = $1,166.70
                       5 Years:  $1,000 (1 + ((0.0522))(5) = $1,289.71
                       10 Years: $1,000 (1 + (0.0693)(10)  = $1,954.32

The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

      Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2006, were:

      1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
      ----------  -----------  ------------
        16.51        5.19          5.60

      The following SEC formula was used to calculate these figures:

      P(1+T)n = ATVD

      where:

      P    = a hypothetical initial payment of $1,000
      T    = average annual total return (after taxes on distributions)
      n    = number of years
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

            AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
                            AND SALE OF FUND SHARES.

      Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

      The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2006, were:

      1 YEAR (%)   5 YEARS (%)   10 YEARS (%)
      ----------   -----------   ------------
         10.84         4.48          5.40

      The following SEC formula was used to calculate these figures:

      P(1+T)n = ATVDR

      where:
      P       = a hypothetical initial payment of $1,000
      T       = average annual total return (after taxes on distributions and redemptions)
      n       = number of years
      ATVDR   = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

      Net Asset Value. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

      Moving Averages. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

      Historical Fund Results. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

      From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of the Meeder Advisor Funds or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

      In advertising materials, the Trust may reference or discuss its products and services, which may include: other Meeder Advisor Funds or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Meeder Advisor Funds and Flex-funds shareholders.

      Volatility. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

      Momentum Indicators indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

      The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The net asset value per share (NAV) for The Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Standard Time) by dividing the Fund's net assets by the number of its shares outstanding. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. The NAV of the Fund is not calculated on the observance of New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

      Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

      Additional details about the exchange privilege and prospectuses for each of The Flex-funds' funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

      In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

      Redemptions in Kind. The Flex-funds has reserved the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

      Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

      Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

      Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

      Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                                DISTRIBUTION PLAN

      Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares.

      The Trust has adopted a Distribution Plan for the Fund described herein. The Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks and service organizations. Another class of recipients is banks.

      The Trust may expend in the Fund described herein as much as, but not more than, 0.25 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for the Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

      The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

      The Plan was approved by the Trust's Board of Trustees, which made a determination that there is a reasonable likelihood the Plan will benefit the Fund. The Plan was approved by shareholders, and it will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient's expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

      Total payments made by the Trust to parties with 12b-1 agreements for the year ended December 31, 2006 amounted to $6,459. In addition, the Board of Trustees approved expenditures for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; advertising; the services of public relations and marketing consultants; and the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $1,873 for the year ended December 31, 2006.

      Any agent or 12b-1 recipient that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services. It would appear that any agent or 12b-1 recipient would need to be registered as broker/dealer in the state of Texas if Texas residents are their clients.

      The Fund has also adopted an administrative services plan. Under this plan, shares of the Fund bear a service fee of up to 0.20% of the Fund's average net assets annually. Service fees are used primarily to reimburse financial intermediaries and persons, including "platforms," for providing personal services to Fund shareholders and maintaining shareholder accounts. Services fees of $817 were paid by the Fund for the year ended December 31, 2006.

                             DISTRIBUTION AND TAXES

      Distributions. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager, Subadviser and Sector Advisers may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

      Dividends. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

      Capital Gain Distributions. Long-term capital gains earned by the Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

      Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

      Tax Status of the Fund. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for federal income tax purposes.

      The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a "regulated investment company" and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Fund, less expenses) and net realized capital gains within each calendar year, as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last eighteen fiscal years.

      Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions.

      Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                                 OTHER SERVICES

      Custodian - The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of the Fund's assets.

      Independent Registered Public Accounting Firm - Cohen Fund Audit Services, Ltd. (formerly known as, Cohen McCurdy, Ltd.), 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145-1524, has been retained as the independent registered public accounting firm to audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

      Stock Transfer Agent - Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides to the Fund accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for accounting services for the Fund is $7,500. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Fund's average net assets.

      Subject to a $4,000 annual minimum fee the Fund incurs the greater of $15 per shareholder account or 0.12% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

      Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets prior to June 17, 2005; 0.10% up to $50 million and 0.08% over $50 million of the Fund's average net assets after June 17, 2005. These fees are reviewable annually by the respective Trustees of the Trust and the Fund. For the year ended December 31, 2006, total payments to Mutual Funds Service Co. amounted to $74,543.

      Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments, balances as of the beginning and end of each quarter, all transactions that occurred in the account and other information. The Trust also sends out to shareholders semi-annual and annual reports.

                          ANTI-MONEY LAUNDERING PROGRAM

      The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor, if any, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                             PROXY VOTING PROCEDURES

The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

                         INVESTMENT ADVISER AND MANAGER

      Meeder Asset Management, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Fund.

      Pursuant to the Investment Advisory Contract with the Fund, the Manager, subject to the supervision of the Trust's Board of Trustees and in conformity with the stated objective and policies of the Fund, has general oversight responsibility for the investment operations of the Fund. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by The Huntington National Bank, the Fund's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services for others.

      The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of the holders of a majority the shares of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

      The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Fund, by the Trustees of the Trust, or by the Manager.

      Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities that are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management, Inc; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the Fund's distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

      The expenses of the Fund include the compensation of the Trustees who are not affiliated with the Manager; registration fees; membership dues allocable to the Fund; fees and expenses of independent accountants, and any transfer agent or accountant of the Fund; insurance premiums and other miscellaneous expenses.

      Expenses of the Fund also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the investment advisory contracts and other miscellaneous expenses.

      The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Fund's average net assets. For the year ending December 31, 2006, the Fund paid fees to the Manager totaling $170,923 ($156,626 in 2005; $185,792 in 2004).

      Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc., a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. Meeder Financial conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

      The Manager's officers and directors are as set forth as follows: Robert
S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Dale W. Smith, Chief Investment Officer and Chief Financial Officer; Terra D. Case, Vice President, Associate General Counsel and Secretary; Anthony Mercure, Chief Operating Officer; Linda C. Moran, Vice President - Human Resources and James B. Craver, General Counsel and Chief Compliance Officer. Mr. Robert S. Meeder, Jr. is President and a Trustee of the Trust. Ms. Case and Mr. Smith are officers of the Trust. -

      A team of persons employed by the Manager are jointly and primarily responsible for the day-to-day management of the Fund. The team consists of Albert Chu, CFA, Robert S. Meeder, Jr., Dale Smith, Steven Goodman, CMT and Robert Techentin (the "Portfolio Managers"). As of December 31, 2006, the Portfolio Managers were responsible for the management of the following types of accounts:

                                                                                                Number of        Total Assets
                                                                                            Accounts by type   by Account Type
                                           Number of Accounts by       Total Assets by        Subject to a       Subject to a
Portfolio Manager         Account Type         Account Type             Account Type        Performance Fee    Performance Fee
---------------------   ---------------   -----------------------   ---------------------   ----------------   ---------------
Albert Chu              Registered        9 Registered Investment   $408.3 million in       None               None
                        Investment        Companies; 14,917 Other   Registered Investment
                        Companies/Other   Accounts*                 Companies; $697.8
                        Accounts                                    million in Other
                                                                    Accounts*

Robert S. Meeder, Jr.   Registered        9 Registered Investment   $408.3 million in       None               None
                        Investment        Companies; 14,917 Other   Registered Investment
                        Companies/Other   Accounts*                 Companies; $697.8
                        Accounts                                    million in Other
                                                                    Accounts*

Dale Smith              Registered        9 Registered Investment   $408.3 million in       None               None
                        Investment        Companies; 14,917 Other   Registered Investment
                        Companies/Other   Accounts*                 Companies; $697.8
                        Accounts                                    million in Other
                                                                    Accounts*

Steve Goodman           Registered        9 Registered Investment   $408.3 million in       None               None
                        Investment        Companies; 14,917 Other   Registered Investment
                        Companies/Other   Accounts*                 Companies; $697.8
                        Accounts                                    million in Other
                                                                    Accounts*

Robert Techentin        Registered        9 Registered Investment   $408.3 million in       None               None
                        Investment        Companies; 14,917 Other   Registered Investment
                        Companies/Other   Accounts*                 Companies; $697.8
                        Accounts                                    million in Other
                                                                    Accounts*

      *The total number of other accounts managed by the Portfolio Manager and the total amount of assets in the other accounts are overstated because if a Portfolio Manager manages a portion of the other account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account. Likewise, the total number of registered investment companies managed by the Portfolio Manager and the total amount of assets in the registered investment companies are overstated because if a Portfolio Manager is part of a team that manages the registered investment company, that registered investment company and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who also manage(s) the registered investment company.

      The Portfolio Manager is compensated for his services by the Manager. The Portfolio Manager's compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. The Portfolio Managers are compensated for their services by the Manager. The Portfolio Managers' compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. Like all employees of the Manager, the Portfolio Managers participate in the Manager's retirement plan. Messrs. Chu, Goodman, Smith and Techentin each manages a private account owned by the Manager and, on an annual basis, the Manager pays each of them a fraction of any net realized gains earned by the account after any offset for net loss carryforwards accrued by the account.

      To the extent that a Fund and another of the Manager's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of March 31, 2006.

                              Dollar Range of Equity
Portfolio Manager       Securities in the Quantex Fund(TM)
---------------------   ----------------------------------

Albert Chu              None

Robert S. Meeder, Jr.   Over $100,000

Dale Smith              None

Steve Goodman           None

Robert Techentin        None

      Total payments made by the Fund to parties with 12b-1 agreements for the year ended December 31, 2006 amounted to $6,459. In addition, expenditures were approved by the Board of Trustees in the amount of $321 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $1,123 for advertising, $93 for the services of public relations and marketing consultants; and $336 for the cost of special telephone service to encourage the sale of Fund shares. These total expenditures amounted to $8,332 for the year ended December 31, 2006.

      The Fund has also adopted an administrative services plan. Under this plan, shares of the Fund bear a service fee of up to 0.20% of the Fund's average net assets annually. Service fees are used primarily to reimburse financial intermediaries and persons, including "platforms," for providing personal services to Fund shareholders and maintaining shareholder accounts. Services fees in the amount of $817 were paid by the Fund for the year ended December 31, 2006.

                              TRUSTEES AND OFFICERS

      The Trust is managed by its trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. (Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, or the Fund Manager, are indicated by an asterisk (*).

"Non-Interested" Trustees

                                                Year First                                                     Number of
                                                 Elected A                                   Portfolios in       Other
                                                 Director                                     Fund Complex   Directorships
                                                 of Fund        Principal Occupation(s)       Overseen by       Held by
Name, Address and Age          Position Held    Complex(1)       During Past Five Years         Trustee        Trustee(2)
--------------------------   ----------------   ----------   -----------------------------   -------------   -------------
WALTER L. OGLE, 69           Trustee            1982         Retired; self-employed from     9               None
4124 SW Gleneagles Circle                                    March 2000 to January 2002;
Palm City, FL  34990                                         from November 1991 to March
                                                             2000 Executive Vice President
                                                             of Aon Consulting, an
                                                             employee benefits consulting
                                                             group (1991-2000); member of
                                                             the Trust's Audit Committee.

JAMES W. DIDION, 76          Trustee            1982, 1998   Retired; formerly Executive     9               None
3727 Guadiato Court                                          Vice President of Core
Naples, FL  34109                                            Source, Inc., an employee
                                                             benefit and Workers'
                                                             Compensation administration
                                                             and consulting firm
                                                             (1991-1997); member of the
                                                             Trust's Audit Committee.

JACK W. NICKLAUS II, 45      Trustee            1998         Designer, Nicklaus Design, a    9               None
11780 U.S. Highway #1                                        golf course design firm and
North Palm Beach, FL 33408                                   division of The Nicklaus
                                                             Companies; member of the
                                                             Trust's Audit Committee.

STUART M. ALLEN, 45          Trustee            2006         President of Gardiner Allen     9               None
Gardiner Allen DeRoberts                                     DeRoberts Insurance Agency
Insurance LLC                                                LLC; member of the Trust's
777 Goodale Blvd.                                            Audit Committee.
Columbus, OH 43212

ANTHONY D'ANGELO, 46         Trustee            2006         Director of Sales of WSYX ABC   9               None
WTTE Fox-28                                                  6/WTTE FOX-28, television
1261 Dublin Road                                             stations owned and operated
Columbus, OH 43215                                           by Sinclair Broadcast Group;
                                                             member of the Trust's Audit
                                                             Committee.

"Interested" Trustees(3),(4)

                                                Year First
                                                 Elected a                                     Number of
                                                 Director                                    Portfolios in       Other
                                                  and/or                                      Fund Complex   Directorships
                                                Officer of      Principal Occupation(s)       Overseen by         Held
Name, Address and Age          Position Held      Fund(1)        During Past Five Years         Trustee        by Trustee
--------------------------   ----------------   ----------   -----------------------------   -------------   -------------
ROBERT S. MEEDER, JR.*, 45   Trustee and        1992         President of Meeder Asset       9
                             President                       Management, Inc.

Other Officers(4)

                                                 Year First
                                                 Elected an
                                                 Officer of
Name, Address and Age          Position Held    the Fund(1)         Principal Occupation(s) During Past Five Years
--------------------------   ----------------   -----------   ----------------------------------------------------------
BRUCE E. MCKIBBEN*+, 37      Treasurer          2002          Manager/Fund Accounting and Financial Reporting, Mutual
                                                              Funds Service Co., the Fund's transfer agent (since April
                                                              1997).

DALE W. SMITH*+, 47          Vice President     2006          Vice President, Chief Financial Officer and Chief
                                                              Investment Officer, Meeder Asset Management, Inc., the
                                                              Trust's investment adviser, Vice President, Mutual Funds
                                                              Service Co., the transfer agent to each of the Trust's
                                                              funds (since March 2005); Senior Vice President, Financial
                                                              Services, BISYS Fund Services, Inc., a service provider to mutual funds (1999 to December 2004).

TERRA D. CASE*+, 35          Vice President     2006          Associate General Counsel of Meeder Asset Management,
                             and Secretary                    Inc., the Trust's investment adviser, Associate General
                                                              Counsel, Mutual Funds Service Co., the transfer agent to
                                                              each of the Trust's funds (since June 2005); formerly
                                                              attended Capital University School of Law (2002-2005).

DAVID R. CARSON, 48          Chief Compliance   2006          Chief Compliance Officer and Anti-Money Laundering Officer
                             Officer                          of the Huntington Funds and Huntington VA Funds (2005 -
                                                              present); Treasurer and Assistant Treasurer of the
                                                              Huntington Funds, Huntington Asset Advisors, Inc.
                                                              (2002-2005).

(1) Trustees and Officers of the Fund serve until their resignation, removal or retirement.

(2) This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

(3) "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

(4) All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the investment adviser of the Fund. Bruce E. McKibben is deemed an "interested person" of the Trust by virtue of his position as an employee of Meeder Asset Management, Inc., the investment adviser of the Fund. Dale W. Smith is deemed an "interested person" of the Trust by virtue of his position as a Vice President, Chief Financial Officer, Chief Operating Officer and Chief Investment Officer of Meeder Asset Management, Inc., the investment adviser of the Funds. Terra D. Case is deemed an "interested person" of the Trust by virtue of her position as Vice President and Secretary of Meeder Asset Management, Inc., the investment adviser of the Funds.

+ P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                   Aggregate Dollar Range(1) of
                                                     Shares Owned in All Funds
                            Dollar Range of Fund      Within The Fund Complex
Name of Director               Shares Owned(1)          Overseen by Trustee
-------------------------   --------------------   ----------------------------
"Non-Interested" Trustees

Walter L. Ogle              $10,001 - $50,000      Over $100,000

James W. Didion             $10,001 - $50,000      $50,001 - $100,000

Jack W. Nicklaus II         -Over $100,000         Over $100,000

Stuart M. Allen             None                   Over $100,000

Anthony V. D'Angelo         $0                     $1 - $10,000

"Interested" Trustee

Robert S. Meeder, Jr.       $50,001 - $100,000     Over $100,000

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

      The following table shows the compensation paid by the Fund Complex as a whole to the Trustees of the Fund Complex during the fiscal year ended December 31, 2006.

                               COMPENSATION TABLE

                                                                                         Total
                                                                                     Compensation
                                                                                         from
                                                   Pension or         Estimated      Registrant and
                               Aggregate      Retirement Benefits       Annual        Fund Complex
                             Compensation      Accrued as Part of   Benefits Upon       Paid to
Trustee                    from the Fund(1)    Portfolio Expense      Retirement    Trustee(1),(2)
------------------------   ----------------   -------------------   -------------   ---------------
Milton S. Bartholomew(3)        $   52                None               None           $   500

Robert S. Meeder, Jr.           None                  None               None           None

Walter L. Ogle                  $1,598                None               None           $17,000

James Didion                    $1,783                None               None           $19,000

Jack W. Nicklaus II             $1,598                None               None           $17,000

Stuart Allen                    $1,158                None               None           $12,750

Anthony D'Angelo                $1,158                None               None           $12,750

(1) Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2006, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the Funds as follows:
Jack W. Nicklaus II - $1,598, Stuart Allen - $769 and Anthony D'Angelo - $769.

(2) The Fund Complex consists of 9 investment companies.

(3) This individual is no longer a Trustee of the Fund Complex.

      Each Trustee who is not an "interested person" is paid a total meeting fee of $1,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an "interested person" receives a total retainer of $2,500 per calendar quarter for the Trust. Each such "independent" Trustee also serves on all committees of the board and is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust. The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees he is entitled to.

      At the end of each calendar year, each non-interested Trustee's total compensation will be calculated (taking into account all Board, but not committee, meetings attended in the just completed year) as if the Trustee compensation formula for 2003 was in effect (the "2003 Formula"). If the non-interested Trustee's total compensation that would have been earned under the 2003 Formula exceeds $15,000, then the excess will be added to his compensation earned in accordance with the immediately preceding paragraph.

      The 2003 Formula is determined as follows:

      Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the funds in the Fund Complex. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets of each fund in the Fund Complex based on the following schedule: Money Market Fund, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For each of the funds in the Fund Complex excluding the Money Market Fund, each Trustee is paid a fee of 0.00375% of the amount of each such fund's average net assets exceeding $15 million. Members of the Audit Committee are paid $500 for each Committee meeting attended.

BOARD COMMITTEES

      The Board maintains four standing committees: the Audit Committee, the Nominating Committee, the Fund Performance Committee and the Compensation Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Committees is comprised of the following independent Trustees of the Trust:
Stuart Allen, Anthony D'Angelo, James Didion, Jack Nicklaus II and Walter Ogle. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017. The Fund Performance Committee is generally responsible for reviewing the performance of each of the Trust's Funds, including its investment strategies, both on an absolute basis and relative to its peer group. The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2006, the Audit Committee met four times and the Fund Performance, Compensation and Nominating Committees did not meet.

      During the past fiscal year, the Trustees considered and approved the renewal of the Fund's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

      o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

      o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

      o     the investment performance of the Fund;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

      o the investment approach used by the Manager in the daily management of the Fund;

      o     information on personnel of the Manager's investment committee;

      o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

      o     soft dollars received by the Manager from Fund trades;

      o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Fund;

      o the Manager's policy regarding the aggregation of orders from the Fund and the Manager's private accounts; and

      o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Fund.

      The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Fund's contract to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

      The Trustees and officers of the Fund own, in the aggregate, less than 1% of the Fund's total outstanding shares.

      The Trust, the Fund, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Fund. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager. The Code of Ethics for the Trust and the Fund also restricts personal investing practices of trustees of the Trust and the Fund who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Fund in which the Fund invests.

              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

      Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides accounting, administrative, stock transfer, dividend disbursing, and shareholder services to the Fund. The minimum annual fee for accounting services for the Fund is $7,500. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Fund's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.12% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

      Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets prior to June 17, 2005; 0.10% up to $50 million and 0.08% over $50 million of the Fund's average net assets after June 17, 2005. These fees are reviewable annually by the Trustees of the Trust.

      For the year ended December 31, 2006, total payments to Mutual Funds Service Co. by the Fund amounted to $59,695.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

      As of February 28, 2007, the following persons owned 5% or more of a class of a Fund's outstanding shares of beneficial interest:

                                    Number of
Name & Address                  Shares of Record    Percent
of Beneficial Owner             and Beneficially   of Class
-----------------------------   ----------------   --------
Nationwide Trust Company, FSB     3,322,741.94      15.65%
c/o IPO Portfolio Accounting
P. O. Box 182029
Columbus, OH  43218-2029

                              FINANCIAL STATEMENTS

      The financial statements and independent registered public accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2006. The Fund will provide the Annual Report without charge at written request or request by telephone.

                                                                      Appendix I

                             Proxy Voting Policies,
                            Procedures and Guidelines

Proxy Voting Policy

Generally

      It is the policy of The Flex-funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

      Proxy voting shall be the responsibility of the Investment Policy Committee of the Manager, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

      If it is appropriate to do so, the Investment Policy Committee of the Manager may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

      Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

      Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee of the Manager which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

      The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

      The Trust will retain records relating to the voting of proxies, including:

      o A copy of policies, procedures or guidelines relating to the voting of proxies.

      o A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

      o A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

      o A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

      o A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

      These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.

                             THE DYNAMIC GROWTH FUND
                         A Fund of The Flex-funds Trust

            Statement of Additional Information Dated April 30, 2007

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Funds dated April 30, 2007. A copy of the Prospectus may be obtained from The Flex-funds, at the above address, or by calling: 1-800-325-FLEX, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust                                                       2
Investment Policies and Related Matters                                        3
Investment Restrictions                                                       17
Disclosure of Portfolio Holdings                                              18
Portfolio Turnover                                                            19
Purchase and Sale of Portfolio Securities                                     19
Valuation of Portfolio Securities                                             21
Performance                                                                   21
Calculation of Average Annual Total Return Before Taxes                       22
Calculation of Average Annual Total Return After Taxes on Distributions       22
Calculation of Average Annual Total Return After Taxes on Distributions
  and Sale of Fund Shares                                                     24
Comparative Performance Information                                           25
Additional Purchase and Redemption Information                                25
Investment Adviser and Manager                                                27
Officers and Trustees                                                         31
Distribution Plans                                                            37
Distributions and Taxes                                                       39
Other Services                                                                40
Anti-Money Laundering Program                                                 41
Proxy Voting Policies                                                         41
Principal Holders of Outstanding Shares                                       41
Financial Statements                                                          42
Appendix I - Proxy Voting Policies, Procedures and Guidelines

      Investment Adviser             Transfer Agent
-----------------------------   ------------------------
Meeder Asset Management, Inc.   Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST

      Background. The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees.

      As stated in "Investment Policies and Related Matters," except as otherwise expressly provided herein, the Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

      For descriptions of the investment objectives and policies of the Fund, see "Investment Policies and Related Matters." For descriptions of the management and expenses of the Fund, see "Investment Adviser and Manager" and "Officers and Trustees."

      Shares of Beneficial Interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

      A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

      Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

      When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

      Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the funds will continue indefinitely.

      Trustee Liability. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                     INVESTMENT POLICIES AND RELATED MATTERS

General. The investment policies set forth below in this section represent the Fund's policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and all may be changed by the Trustees of the Funds without shareholder approval.

      The Manager selects underlying funds in which to invest based, in part, on the industry classifications represented in their portfolios, their investment objectives and policies, their investment advisor and portfolio manager, and on analysis of their past performance (absolute, relative and risk-adjusted). The Manager also considers other factors in the selection of underlying funds, including, but not limited to, fund size, liquidity, expense ratio, general composition of its investment portfolio, and current and expected portfolio holdings.

      The Manager typically selects underlying funds that invest in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors. Although a Fund may have exposure to a large number of sectors, the underlying funds in which it invests may include funds which concentrate investments in a particular industry sector, or which leverage their investments.

      The Fund may invest its assets in underlying funds from different mutual fund families, managed by different investment advisers, and utilizing a variety of different investment objectives and styles. Although the Fund may invest in shares of the same underlying fund, the percentage of each Fund's assets so invested may vary, and the Manager will determine that such investments are consistent with the investment objectives and policies of the Fund. The underlying funds in which the Fund invests may, but need not, have the same investment policies as the Fund. The Fund will not invest in other funds of The Flex-funds family of funds, which are also managed by the Manager.

      Under normal circumstances, at least 80% of the value of the Fund's total assets will be invested in mutual funds. The Fund may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Fund's assets at times when the Manager's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Manager's opinion, the Fund should have exposure to certain stock indices and the Fund can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Fund itself, it may invest up to 100% of its assets to do so. The Fund may also invest up to 100% of its assets directly in, or in underlying funds investing in, future contracts and options on futures contracts. The Fund may also invest up to 20% of its assets in money market securities, money market funds and investment grade bonds as a defensive tactic.

      Open-End Investment Companies. The Fund and its underlying funds may invest its assets in open-end investment companies. Any investment in a mutual fund involves risk, and although the Fund may invest in a number of underlying funds, this practice does not eliminate investment risk. Moreover, investing through the Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not be present in a direct investment in the underlying funds. See "Distributions and Taxes."

      The Fund will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Fund may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Fund.

      Absent an exemptive order, the Fund may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Fund, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Fund will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

      The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by the Fund may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

      Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases the Fund may hold securities distributed by an underlying mutual fund until the Manager determines that it is appropriate to dispose of such securities.

      Closed-End Investment Companies. The Fund or its underlying funds may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

      The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

      The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

      The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

      Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

      Common Stocks. The Fund may invest in common stocks based upon the criteria described in its investment objectives. Generally, investments in common stocks will not exceed 25% of the Fund's net assets.

      Index-based Investments. The Fund and its underlying funds may invest its assets in index-based investments (IBIs), including, among others, Standard & Poor's Depositary Receipts (SPDRs) and DIAMONDS. IBIs are shares of publicly traded Unit Investment Trusts - investment vehicles registered with the Securities and Exchange Commission under the Investment Company Act of 1940 - which own the stocks in the relevant index.

      SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange") that represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks of the S&P 500 Index. SPDRs are listed on the Exchange and may be traded in the secondary market on a per-SPDR basis. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component of common stocks of the S&P 500 Index.

      DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average. DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMOND basis. DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the Dow Jones Industrial Average.

      IBIs are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. The Fund's investment in an IBI may not exactly match the performance of a direct investment in the respective index to which it is intended to correspond. Additionally, an IBI may not fully replicate the performance of its benchmark index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between the IBI and the index with respect to the weighting of securities. IBIs are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading IBIs inadvisable.

      Money Market Instruments. The Fund or an underlying fund may invest in money market instruments. When investing in money market instruments, the Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

      U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

      Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Fund will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Fund invest more than 10% of its assets in time deposits.

      High Quality Commercial Paper - The Fund may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

      Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Fund. The Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

      High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

      Repurchase Agreements - See "Repurchase Agreements" below.

      The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund.

Ratings

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

      AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

      AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

      A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

      Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

      The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

      Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

      U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

      Repurchase Agreements - See "Repurchase Agreements" below.

      Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

      Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit requirements.

      Foreign Investments. The Fund may invest its assets in underlying funds that hold foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.

      Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

      In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

      Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate or counter these potential events.

      The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

      The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      American Depositary Receipts and European Depositary Receipts (ADRs and
EDRs) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

      Illiquid Investments. The Fund and its underlying funds may invest its assets in illiquid securities. Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager determines the liquidity of the Fund's investments and, through reports from the Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include shares in excess of 1% of a mutual fund's outstanding securities, repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

      Restricted Securities. The Fund and its underlying funds may invest its assets in restricted securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      Repurchase Agreements. The Fund and its underlying funds may invest its assets in repurchase agreements. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

      While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

      Hedging Strategies. The Fund may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of the Fund for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the Fund while the manager is making a change in the Fund's investment position.

      A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

      Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by a Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

      Limitations on Futures and Options Transactions. For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Fund. All futures transactions for the Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

      The Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

      The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

      Futures Contracts. When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

      Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

      If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      Purchasing Put and Call Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

      A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Writing Put and Call Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

      When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      The Fund may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Fund is obligated under the option, it owns the underlying security or currency. The Fund will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Fund would be required to pay were the option exercised.

      Combined Positions. The Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

      The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

      Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Short Sales. The Fund may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Adviser anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Fund currently intends to hedge no more than 25% of its total assets with short sales "against the box" on equity securities under normal circumstances.

      When the Fund enters into a short sale "against the box", it will be required to own, or have the right to obtain at no added cost, securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

                             INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Trust with respect to the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Voters). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever the Fund is requested to vote on a change in the investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.

      Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective or objectives as such Fund, no Fund may:

      (a) Issue senior securities;

      (b) Act as underwriter of securities of other issuers;

      (c) Invest in real estate except for office purposes;

      (d) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes;

      (e) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties; but this limitation does not apply to purchases of debt securities or repurchase agreements;

      (f) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation and the securities of investment companies shall not be subject to this limitation if an exemptive order is obtained permitting the Fund to exceed this limitation;

      (g) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions;

      (h) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities;

      (i) Purchase or retain any securities of an issuer, any of whose officers directors or security holders is an officer or director of the Trust or the Fund, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities;

      (j) Invest in securities of companies that have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested;

      (k) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

      (l) Invest directly in warrants; provided, however, the purchase of the shares of other investment companies that hold warrants is permitted; and

      (m) Invest more than 15% of its net assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements that mature in excess of seven days.

      Each of the Trust's and the Fund's operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's complete portfolio holdings as of the end of each calendar month are posted on www.flexfunds.com ordinarily by the 10th business day of the following calendar month. This posted information generally remains accessible at least until the Funds files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current (expected to be not more than three months). The Funds do not disseminate nonpublic information about portfolio holdings except as provided below.

      The Fund's allow disclosure of nonpublic portfolio holdings information to affiliates of Meeder Asset Management, Inc. only for the purposes of providing services to the Fund.

      The Fund permits nonpublic portfolio holdings information to be shared with subadvisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Fund, any securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

      Prior to any disclosure of the Fund's nonpublic portfolio holdings information to the foregoing types of entities or persons, the Chief Compliance Officer of the Trust must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Fund's nonpublic portfolio holdings information will be provided to the Trustees.

                               PORTFOLIO TURNOVER

      The portfolio turnover rate for the fiscal year ended December 31, 2006 was 123% (202% in 2005; 174% in 2004) in the Fund. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by the Manager pursuant to authority contained in the investment advisory agreement. The Manager is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

      The Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager's investment staff based upon the quality of research and execution services provided.

      The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Manager's other clients may be useful to the Manager in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

      Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and its other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

      The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

      The Trustees of the Fund periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      From time to time, the Trustees of the Fund will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Trust intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

      Although the Fund has substantially the same Trustees and officers, investment decisions for the Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

      When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Fund Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees of the Fund that the desirability of retaining the Manager as investment adviser to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      During the year ending December 31, 2006, the Fund paid total commissions of $3,708 ($6,505 in 2005; $9,661 in 2004).

                        VALUATION OF PORTFOLIO SECURITIES

      Normally, the assets of the Fund consist primarily of underlying mutual funds, which are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying mutual fund.

      Securities owned by the Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business. Futures contracts are valued on the basis of the cost of closing out the liability i.e. at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit commercial paper, etc.) having maturities of 60 days or less are valued at amortized cost if not materially different from market value. Fund securities for which market quotations are not readily available are to be valued by the Manager in good faith, at its own expense, under the direction of the Trustees.

      Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

                                   PERFORMANCE

      The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

            CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

      From time to time the Fund may advertise its period and average annual total returns for various periods of time. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Fund, and changes in the Fund's expenses.

      When applicable, the periods of time shown will be for a one-year period, a five-year period, a ten-year period, and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Fund will assume a hypothetical investment of $1,000 at the beginning of each period.

      It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P (1+T)n = ERV

            P = initial investment of $1,000

            T = average annual total return

            n = Number of years

            ERV = ending redeemable value at the end of the base period

      The average annual total returns before taxes for the indicated periods ended December 31, 2006 were:

                                 Since Inception (%)
      1 Year (%)   5 Years (%)        (2/29/00)
      ----------   -----------   -------------------
        15.96          5.59             -0.26

Total return performance data represent past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

      Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2006, were:

                                Since Inception
      1 Year (%)   5 Years(%)     (2/29/00)(%)
      ----------   ----------   ---------------
         15.78        5.51            -0.41

      The following SEC formula was used to calculate these figures:

      P(1+T)n = ATVD

      where:

      P    = a hypothetical initial payment of $1,000
      T    = average annual total return (after taxes on distributions)
      n    = number of years
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

            CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON
                      DISTRIBUTIONS AND SALE OF FUND SHARES

      Average annual total return after taxes on distributions and sale of the fund's shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of the fund's shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

      The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended December 31, 2006, were:

                                 Since Inception
      1 Year (%)   5 Years (%)     (2/29/00)(%)
      ----------   -----------   ---------------
         10.37         4.77            -2.09

The following SEC formula was used to calculate these figures:

      P(1+T)n = ATVDR

      where:

      P     = a hypothetical initial payment of $1,000
      T     = average annual total return (after taxes on distributions and redemptions)
      n     = number of years
      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

      Comparative Performance Information may be used from time to time in advertising or marketing information relative to the Funds, including data from Lipper Analytical Services, Inc., Morningstar Mutual Fund Report, other publications, various indices, or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The net asset value per share (NAV) for The Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Standard Time) by dividing the Fund's net assets by the number of its shares outstanding. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. The NAV of the Fund is not calculated on the observance of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

      Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds Fund"). No fee or sales load will be imposed upon the exchange.

      Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Funds' Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and each Fund has the right to reject any exchange application relating to such Fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

      In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

      Redemptions in Kind. The Flex-funds has reserved the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

      Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

      Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

      Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

      Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                         INVESTMENT ADVISER AND MANAGER

      Meeder Asset Management, Inc. (the "Manager") is the investment adviser and manager for, and has a separate Investment Advisory Contract with, the Fund.

      Pursuant to the terms of each Investment Advisory Contract, the Manager has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by the Fund's custodian, transfer agent, independent accountants, and legal counsel.

      The Investment Advisory Contract for the Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of the Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewals.

      The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Funds, or by the Manager.

      Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities that are not readily attributable to a particular fund are allocated among all of the Trust's Funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the 0.25% limitation of the Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; service fees within the 0.20% limitation of the Fund's Administrative Services Plan and other miscellaneous expenses.

      The respective expenses of the Fund include the compensation of its respective Trustees who are not affiliated with the Manager; registration fees; membership dues allocable to the Fund; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Fund; insurance premiums and other miscellaneous expenses.

      Expenses of the Fund also include all fees under its Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Advisory Contract and other miscellaneous expense.

      The Board of Trustees of the Trust believes that the aggregate per share expenses of any Fund will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Fund.

      The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Fund is based upon the average net assets of the Fund and is at the rate of 0.75% of the first $200 million and 0.60% in excess of $200 million of average net assets.

      For the year ended December 31, 2006, The Dynamic Growth Fund paid total fees to the Manager of $164,822 ($212,148 in 2005; $160,422 in 2004).

      Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc. ("MFI"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MFI conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

      The Manager's officers and directors are as set forth as follows: Robert
S. Meeder, Sr., Chairman and Sole Director; Robert S. Meeder, Jr., President; Linda C. Moran, Vice President, Human Resources; Terra D. Case, Associate General Counsel, Vice President and Secretary; James B. Craver, General Counsel and Chief Compliance Officer; Dale W. Smith, Chief Financial Officer and Chief Investment Officer and Anthony L. Mercure, Chief Operating Officer. Mr. Robert
S. Meeder, Jr. is President and a Trustee of the Trust and the Fund. Ms. Case and Mr. Smith are Trustees and officers of the Trust.

      The Manager may use its resources to pay expenses associated with the sale of the Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund's shares. However, the Fund does not pay the Manager any separate fee for this service.

      A team of persons is primarily responsible for the day-to-day management of the Fund. The team consists of Albert Chu, CFA, Stephen D. Goodman, CMT, Roberts S. Meeder, Jr., Dale Smith and Robert Techentin who are collectively referred to below as the "Portfolio Managers". As of December 31, 2006, the Portfolio Managers were responsible for the management of the following types of accounts:

                                                                                                    Number of      Total Assets by
                                                  Number of                                        Accounts by       Account Type
                                                 Accounts by              Total Assets by       type Subject to a    Subject to a
Portfolio Manager       Account Type            Account Type               Account Type          Performance Fee   Performance Fee
-----------------  ---------------------  ------------------------  --------------------------  -----------------  ---------------
Albert Chu         Registered Investment  9 Registered Investment   $408.3 million in                  None              None
                   Companies/Other        Companies; 14,917 Other   Registered Investment
                   Accounts               Accounts*                 Companies; $697.8
                                                                    million in Other Accounts*

Robert S.          Registered Investment  9 Registered Investment   $408.3 million in                  None              None
Meeder, Jr.        Companies/Other        Companies; 14,917 Other   Registered Investment
                   Accounts               Accounts*                 Companies; $697.8
                                                                    million in Other Accounts*

Dale Smith         Registered Investment  9 Registered Investment   $408.3 million in                  None              None
                   Companies/Other        Companies; 14,917 Other   Registered Investment
                   Accounts               Accounts*                 Companies; $697.8
                                                                    million in Other Accounts*

Steven Goodman     Registered Investment  9 Registered Investment   $408.3 million in                  None              None
                   Companies/Other        Companies; 14,917 Other   Registered Investment
                   Accounts               Accounts*                 Companies; $697.8 million
                                                                    in Other Accounts*

Robert Techentin   Registered Investment  9 Registered Investment   $408.3 million in                  None              None
                   Companies/Other        Companies;                Registered Investment
                   Accounts               14,917 Other Accounts*    Companies; $697.8 million
                                                                    in Other Accounts*

      *The total number of other accounts managed by the Portfolio Managers and the total amount of assets in the other accounts are overstated because if a Portfolio Manager manages a portion of the other account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account. Likewise, the total number of registered investment companies managed by the Portfolio Managers and the total amount of assets in the registered investment companies are overstated because if a Portfolio Manager is part of a team that manages the registered investment company, that registered investment company and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who also manage(s) the registered investment company.

      The Portfolio Managers are compensated for their services by the Manager. The Portfolio Managers' compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. Like all employees of the Manager, the Portfolio Managers participate in the Manager's retirement plan. Messrs. Chu, Goodman, Smith and Techentin each manages a private account owned by the Manager and, on an annual basis, the Manager pays each of them a fraction of any net realized gains earned by the account after any offset for net loss carryforwards accrued by the account.

      To the extent that the Fund and another of the Manager's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund as of December 31, 2006.

                      Dollar Range of Equity Securities
 Portfolio Manager        in the Dynamic Growth Fund
-------------------   ---------------------------------
Albert Chu            $1 - $10,000
Robert Meeder, Jr.    Over $100,000
Dale Smith            None
Steven Goodman        $1 - $10,000
Robert Techentin      None

                              OFFICERS AND TRUSTEES

      The Board of Trustees oversees the management of the Trust and elects their officers. The officers are responsible for the funds' day-to-day operations. The Trustees' and officers' names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

"Non-Interested" Trustees

                                           Year First                                              Number of
                                           Elected A                                               Funds in        Other
                                          Director of                                            Fund Complex  Directorships
                                              Fund               Principal Occupation(s)          Overseen by     Held by
Name, Address and Age      Position Held   Complex(1)            During Past Five Years             Trustee      Trustee(2)
-------------------------  -------------  -----------  ----------------------------------------  ------------  -------------
WALTER L. OGLE, 69         Trustee        1982         Retired; self-employed from March 2000          9            None
4124 SW Gleneagles Circle                              to January 2002; from November 1991 to
Palm City, FL 34990                                    March 2000 Executive Vice President of
                                                       Aon Consulting, an employee benefits
                                                       consulting group; member of the
                                                       Trust's Audit Committee.

JAMES W. DIDION, 76        Trustee        1982, 1998   Retired; formerly Executive Vice                9            None
3727 Guadiato Court                                    President of Core Source, Inc., an
Naples, FL 34109                                       employee benefit and Workers'
                                                       Compensation administration and
                                                       consulting firm (1991-1997); member of
                                                       the Trust's Audit Committee.

JACK W. NICKLAUS II, 45    Trustee        1998         Designer, Nicklaus Design, a golf course        9            None
11780 U.S. Highway #1                                  design firm and division of The Nicklaus
North Palm Beach, FL                                   Companies; member of the Trust's Audit
33408                                                  Committee.

STUART M. ALLEN, 45        Trustee        2006         President of Gardiner Allen DeRoberts           9            None
Gardiner Allen DeRoberts                               Insurance LLC; member of the Trust's
Insurance LLC                                          Audit Committee.
777 Goodale Blvd.
Columbus, OH 43212

ANTHONY D'ANGELO, 46       Trustee        2006         Director of Sales of WSYX ABC 6/WTTE            9            None
WTTE Fox-28                                            FOX-28, television stations owned and
1261 Dublin Road                                       operated by Sinclair Broadcast Group;
Columbus, OH 43215                                     member of the Trust's Audit Committee.

"Interested" Trustees(3,4)

                                   Year First
                                    Elected a                             Number of Funds
                                    Director                              in Fund Complex
  Name, Address                  and/or Officer  Principal Occupation(s)      Overseen     Other Directorships
     and Age      Position Held  of the Fund(1)   During Past Five Years     by Trustee      Held by Trustee
----------------  -------------  --------------  -----------------------  ---------------  -------------------
ROBERT S.         Trustee and    1992            President of Meeder              9                None
MEEDER, JR.*, 45  President                      Asset Management, Inc.

Other Officers(4)

                                             Year First Elected
                                                 an Officer                    Principal Occupation(s)
 Name, Address and Age      Position Held      of the Fund(1)                  During Past Five Years
-----------------------  ------------------  ------------------  --------------------------------------------------
BRUCE E. MCKIBBEN*+, 37  Treasurer                  2002         Manager/Fund Accounting and Financial Reporting,
                                                                 Mutual Funds Service Co., the Funds' transfer
                                                                 agent (since April 1997).

DALE W. SMITH*+,   47    Vice President             2006         Vice President, Chief Financial Officer and Chief
                                                                 Investment Officer, Meeder Asset Management, Inc.,
                                                                 the Trust's investment adviser, Vice President,
                                                                 Mutual Funds Service Co., the transfer agent to
                                                                 each of the Trust's funds (since March 2005);
                                                                 Senior Vice President, Financial Services, BISYS
                                                                 Fund Services, Inc., a service provider to mutual
                                                                 funds (1999 to December 2004).

TERRA D. CASE*+, 35      Vice President and         2006         Associate General Counsel of Meeder Asset
                         Secretary                               Management, Inc., the Trust's investment adviser,
                                                                 Associate General Counsel, Mutual Funds Service
                                                                 Co., the transfer agent to each of the Trust's
                                                                 funds (since June 2005); formerly attended Capital
                                                                 University School of Law (2002-2005).

DAVID R. CARSON, 48      Chief Compliance           2006         Chief Compliance Officer and Anti-Money Laundering
                         Officer                                 Officer of the Huntington Funds and Huntington VA
                                                                 Funds (2005 - present); Treasurer and Assistant
                                                                 Treasurer of the Huntington Funds, Huntington
                                                                 Asset Advisors, Inc. (2002-2005).

(1) Trustees and Officers of the Fund serve until their resignation, removal or retirement.

(2) This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

(3) "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

(4) All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the investment adviser of the Funds. Bruce E. McKibben is deemed an "interested person" of the Trust by virtue of his position as an employee of Meeder Asset Management, Inc., the investment adviser of the Funds. Terra D. Case is deemed an "interested person" of the Trust by virtue of her position as Associate General Counsel, Vice President and Secretary of Meeder Asset Management, Inc., the investment adviser of the Funds. Dale W. Smith is deemed an "interested person" of the Trust by virtue of his position as a Vice President, Chief Financial Officer and Chief Investment Officer of Meeder Asset Management, Inc., the investment adviser of the Funds.

+ P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                    Aggregate Dollar Range(1)
                                                      of Shares Owned in All
                            Dollar Range of Fund      Funds Within The Fund
     Name of Director          Shares Owned(1)     Complex Overseen by Trustee
-------------------------   --------------------   ---------------------------
"Non-Interested" Trustees

Walter L. Ogle              $10,001 - $50,000      Over $100,000
James W. Didion             None                   $50,001 - $100,000
Jack W. Nicklaus II         None                   Over $100,000
Stuart M. Allen             $10,001 - $50,000      Over $100,000
Anthony V. D'Angelo         $1 - $10,000           $1 - $10,000
"Interested" Trustee
Robert S. Meeder, Jr.       Over $100,000          Over $100,000

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

      The following table shows the compensation paid by the Funds and the Fund Complex as a whole to the Trustees of the Funds and the Fund Complex during the fiscal year ended December 31, 2006.

                               COMPENSATION TABLE

                                            Pension or
                                            Retirement                          Total
                                             Benefits       Estimated     Compensation from
                             Aggregate      Accrued as        Annual        Registrant and
                            Compensation   Part of Fund   Benefits Upon   Fund Complex Paid
Trustee                    from the Fund      Expense       Retirement      to Trustee(1)
------------------------   -------------   ------------   -------------   -----------------
Milton S. Bartholomew(3)       $   78          None            None            $   500
Robert S. Meeder, Jr.           None           None            None              None
Walter L. Ogle                 $1,889          None            None            $17,000
James Didion                   $2,139          None            None            $19,000
Jack W. Nicklaus II            $1,889          None            None            $17,000
Stuart Allen                   $1,226          None            None            $12,750
Anthony D'Angelo               $1,226          None            None            $12,750

(1) Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2006, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows:
Jack W. Nicklaus II - $1,889, Stuart Allen - $805, and Anthony D'Angelo - $805..

(2) The Fund Complex consists of 9 investment companies.

(3) This individual is no longer a Trustee of the Fund Complex.

      Each Trustee who is not an "interested person" is paid a total meeting fee of $1,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an "interested person" receives a total retainer of $2,500 per calendar quarter for the Trust. Each such "independent" Trustee also serves on all committees of the board and is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust. The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees he is entitled to.

      At the end of each calendar year, each non-interested Trustee's total compensation will be calculated (taking into account all Board, but not committee, meetings attended in the just completed year) as if the Trustee compensation formula for 2003 was in effect (the "2003 Formula"). If the non-interested Trustee's total compensation that would have been earned under the 2003 Formula exceeds $15,000, then the excess will be added to his compensation earned in accordance with the immediately preceding paragraph.

      The 2003 Formula is determined as follows:

      Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the funds in the Fund Complex. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets of each fund in the Fund Complex based on the following schedule: Money Market Fund, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For each of the funds in the Fund Complex excluding the Money Market Fund, each Trustee is paid a fee of 0.00375% of the amount of each such fund's average net assets exceeding $15 million. Members of the Audit Committee are paid $500 for each Committee meeting attended.

      Trustee fees for the Fund totaled $8,447, for the year ended December 31, 2006 ($13,876 in 2005; $12,484 in 2004).

      The Board maintains four standing committees: the Audit Committee, the Fund Performance Committee, Compensation Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Committees is comprised of only the independent Trustees of the Trust: Stuart M. Allen, Anthony V. D'Angelo, James Didion, Jack Nicklaus II and Walter Ogle. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017. The Fund Performance Committee is generally responsible for reviewing the performance of each of the Trust's Funds, including its investment strategies, both on an absolute basis and relative to its peer group. The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2006, the Audit Committee met four times and the Fund Performance, Compensation and Nominating Committee did not meet.

      During the past fiscal year, the Trustees considered and approved the renewal of the Fund's investment advisory agreement with the Manager. In connection with this annual review, the Trustees, with the advice and assistance of independent counsel for the Trust, received and considered information and reports relating to the nature, quality and scope of the services provided to the Fund by the Manager and its affiliates. The Trustees considered the level of and the reasonableness of the fees charged for these services, together with comparative fee and expense information showing, among other things, the fees paid for advisory, administrative, transfer agency, fund accounting and shareholder services and the total expense ratio of the Fund relative to its peer group of mutual funds. In addition, the Trustees considered, among other factors:

      o the effect of the investment advisory fee and fund administration fee structure on the expense ratio of the Fund;

      o the effect of the investment advisory fee and fund administration fee structure on the nature or level of services to be provided the Fund;

      o     the investment performance of the Fund;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other registered investment companies within the Trust;

      o information on the investment performance, advisory fees, fund administration fees and expense ratios of other investment companies not advised by the Manager but believed to be generally comparable in their investment objectives and size to the Fund;

      o the investment approach used by the Manager in the daily management of the Fund;

      o     information on personnel of the Manager's investment committee;

      o the continuing need of the Manager to retain and attract qualified investment and service professionals to serve the Trust in an increasingly competitive industry;

      o     soft dollars received by the Manager from Fund trades;

      o commissions received by Adviser Dealer Services, Inc. an affiliate of the Manager, for executing securities transactions on behalf of the Fund;

      o the Manager's policy regarding the aggregation of orders from the Fund and the Manager's private accounts; and

      o other ancillary benefits received by the Manager and its affiliates as a result of their provision of investment advisory and other services to the Fund.

      The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of the Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

      The Trustees and officers of the Trust and the Fund own, in the aggregate, less than 1% of the Trust's total outstanding shares.

      The Trust, the Fund, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Fund. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Trust and the Fund also restricts personal investing practices of trustees of the Trust and the Fund who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Fund in which the Fund invest.

                               DISTRIBUTION PLANS

      Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares.

      The Trust has adopted a Distribution Plan for the Fund described herein. The Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks and service organizations. Another class of recipients is banks.

      The Trust may expend in the Fund described herein as much as, but not more than, 0.25 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for the Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

      The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

      The Plan was approved by the Trust's Board of Trustees, which made a determination that there is a reasonable likelihood the Plan will benefit the Fund. The Plan was approved by shareholders, and it will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient's expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

      Total payments made by the Trust to parties with 12b-1 agreements for the year ended December 31, 2006 amounted to $15,955. In addition, the Board of Trustees approved expenditures for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; advertising; the services of public relations and marketing consultants; and the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $3,147 for the year ended December 31, 2006.

      Any agent or 12b-1 recipient that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services. It would appear that any agent or 12b-1 recipient would need to be registered as broker/dealer in the state of Texas if Texas residents are their clients.

      The Fund has also adopted an administrative services plan. Under this plan, shares of the Fund bear a service fee of up to 0.20% of the Fund's average net assets annually. Service fees are used primarily to reimburse financial intermediaries and persons, including "platforms," for providing personal services to Fund shareholders and maintaining shareholder accounts. Services fees of $7,618 were paid by the Fund for the year ended December 31, 2006.

                              DISTRIBUTIONS & TAXES

      Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

      If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager, may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

      Capital Gain Distributions. Long-term capital gains earned by the Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

      Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

      Tax Status of the Fund. The Trust files federal income tax returns for the Fund. The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for federal income tax purposes.

      The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a "regulated investment company" and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year, as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Fund qualified as a "regulated investment company" for each of the last five fiscal years.

      Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions.

      Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                                 OTHER SERVICES

      Custodian - The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of the Fund's assets.

      Independent Registered Public Accounting Firm - Cohen Fund Audit Services, Ltd. (formerly known as, Cohen McCurdy, Ltd.), 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145-1524, has been retained as the independent registered public accounting firm to audit financial statements for the Fund Complex and provide other assurance, tax, and related services.

      Stock Transfer Agent - Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides to the Fund accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for accounting services for the Fund is $7,500. Subject to the applicable minimum fee, the Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Fund's average net assets.

        Subject to a $4,000 annual minimum fee the Fund incurs the greater of $15 per shareholder account or 0.12% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

      Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of 0.05% of the Fund's average net assets prior to June 17, 2005; 0.10% up to $50 million and 0.08% over $50 million of the Fund's average net assets after June 17, 2005. These fees are reviewable annually by the respective Trustees of the Trust and the Fund. For the year ended December 31, 2006, total payments to Mutual Funds Service Co. amounted to $74,543.

      Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments, balances as of the beginning and end of each quarter, all transactions that occurred in the account and other information. The Trust also sends out to shareholders semi-annual and annual reports.

                          ANTI-MONEY LAUNDERING PROGRAM

      The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor, if any, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                             PROXY VOTING PROCEDURES

      The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. In purchasing shares of other mutual funds, the Fund will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

      The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

      As of February 28, 2007, the following persons owned 5% or more of a class of the Fund's outstanding shares of beneficial interest:

                                                     Number of
Name & Address                    Shares of Record    Percent
of Beneficial Owner               and Beneficially   of Shares
-------------------------------   ----------------   ---------
Saxon & Co.                         8,040,615.68       42.27%
FBO: 20-10-002-301427
P. O. Box 7780-1888
Philadelphia, PA 19182

Kalida Asset Management, LLC        1,470,903.13       7.73%
c/o Meeder Financial
6125 Memorial Drive
Dublin, OH 43017-9000

Abrasive Tech PSP & Trust           1,227,383.67       6.45%
(Flex-funds) 1489
P. O Box 7177 Dublin, OH 43017

Plumbers & Pipe Fitters Local       1,022,540.59       5.38%
#168 Ret Fund Dtd 09/01/87 1065
c/o R Meeder & Assoc 1065
P. O. Box 7177
Dublin, OH 43017

Nationwide Trust Company, FSB       1,009,885.22       5.31%
c/o IPO Portfolio Accounting
P.O.Box 182029
Columbus, OH 43218-2029

      To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS

      The financial statements and independent registered public accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2006. The Fund will provide the Annual Report without charge at written request or request by telephone.

                                                                      Appendix I

                             Proxy Voting Policies,
                            Procedures and Guidelines

Proxy Voting Policy

Generally

      It is the policy of The Flex-funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

      Proxy voting shall be the responsibility of the Investment Policy Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

      If it is appropriate to do so, the Investment Policy Committee may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

      Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

      Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

      The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

      The Trust will retain records relating to the voting of proxies, including:

      o A copy of policies, procedures or guidelines relating to the voting of proxies.

      o A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

      o A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

      o A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

      o A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

      These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.

                           THE AGGRESSIVE GROWTH FUND
                            THE DEFENSIVE GROWTH FUND
                             THE FOCUSED GROWTH FUND
                          Funds of The Flex-funds Trust

            Statement of Additional Information Dated April 30, 2007

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Funds dated April 30, 2007. A copy of the Prospectus may be obtained from The Flex-funds, at the above address, or by calling: 1-800-325-FLEX, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Trust                                                      2
Investment Policies and Related Matters                                       3
Investment Restrictions                                                      18
Disclosure of Portfolio Holdings                                             19
Portfolio Turnover                                                           20
Purchase and Sale of Portfolio Securities                                    20
Valuation of Portfolio Securities                                            22
Calculation of Average Annual Total Return Before Taxes                      22
Calculation of Average Annual Total Return After Taxes on Distributions      23
Calculation of Average Annual Total Return
  After Taxes on Distributions and Sale of Fund Shares                       25
Additional Purchase and Redemption Information                               27
Investment Adviser and Manager                                               29
Officers and Trustees                                                        32
Distribution Plans                                                           38
Distributions and Taxes                                                      39
Other Services                                                               40
Anti-Money Laundering Program                                                41
Proxy Voting Policies                                                        42
Financial Statements                                                         43
Appendix I - Proxy Voting Policies, Procedures and
  Guidelines

Investment Adviser              Transfer Agent
-----------------------------   ------------------------
Meeder Asset Management, Inc.   Mutual Funds Service Co.

                            DESCRIPTION OF THE TRUST

      Background. The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its constituent funds is a diversified open-end management investment company. The business and affairs of the Trust are under the direction of its Board of Trustees.

      As stated in "Investment Policies and Related Matters," except as otherwise expressly provided herein, a Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval.

      For descriptions of the investment objectives and policies of a Fund, see "Investment Policies and Related Matters." For descriptions of the management and expenses of the Funds, see "Investment Adviser and Manager" and "Officers and Trustees."

      Shares of Beneficial Interest. The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued. All shares are issued as full or fractional shares.

      A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

      Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

      When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

      Shares are fully paid and nonassessable. Shares have no preemptive or conversion rights. The Trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the fund, as determined by the current value of each shareholder's investment in the fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the funds will continue indefinitely.

      Trustee Liability. The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                     INVESTMENT POLICIES AND RELATED MATTERS

      General. The investment policies set forth below in this section represent the Funds' policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and all may be changed by the Trustees of the Funds without shareholder approval.

      Each Fund seeks to achieve its investment objective(s) by investing primarily in securities issued by those investment companies commonly referred to as "exchange-traded funds" or "ETFs", whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. Each ETF generally tracks a securities index or a basket of securities. In addition to a Fund's operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the underlying ETFs. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the underlying ETF.

      Each Fund invests in shares of the underlying ETFs and its performance is directly related to the ability of the underlying ETFs to meet their respective investment objectives, as well as Meeder Asset Management, Inc.'s (the "Manager" or "Meeder") allocation among the underlying ETFs. Accordingly, each Fund's investment performance will be influenced by the investment strategies of and risks associated with the underlying ETFs, as identified in the Prospectus, in direct proportion to the amount of assets each Fund allocates to the underlying ETFs utilizing such strategies.

The Underlying ETFs

      General. Each underlying ETF is a registered investment company with a stated investment objective and is subject to various investment policies and restrictions. The underlying ETFs are series of iShares Trust and iShares, Inc., each of which files financial and other information with the Securities and Exchange Commission (the "SEC"). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, its website does not form a part of the Funds' Prospectus or this SAI). Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

      The Funds generally expect to purchase shares of the underlying ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Funds will pay customary brokerage commissions for each purchase and sale. Shares of an underlying ETF may also be acquired by depositing a specified portfolio of the underlying ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the underlying ETF's custodian, in exchange for which the underlying ETF will issue a quantity of new shares sometimes referred to as a "creation unit." Similarly, shares of an underlying ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may redeemed in kind for a portfolio of the underlying securities (based on the underlying ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Manager believes it is in a Funds' interest to do so. The Funds' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the underlying ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

      There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to the underlying ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying ETF, and the underlying ETF may not be able to find a substitute service provider. Also, the underlying ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the underlying ETFs may also terminate. In addition, an underlying ETF may terminate if its net assets fall below a certain amount.

      Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate underlying ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying ETF would be available for investment at that time.

      Underlying ETFs investing in equity securities are subject to the risk of an investment in a broadly based portfolio of common stocks, including the risk of declines in the general level of stock prices. A Fund's investment in an underlying ETF may not exactly match the performance of a direct investment in the respective index to which it is intended to correspond. Additionally, an underlying ETF may not fully replicate the performance of its benchmark index due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between the underlying ETF and the index with respect to the weighting of securities. Underlying ETFs are also subject to trading halts due to market conditions or other reasons that, in the view of the American Stock Exchange, make trading underlying ETFs inadvisable.

      Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a Fund may not acquire shares of another investment company (including underlying ETFs) if, immediately after such acquisition, (i) such Fund would hold more than 3% of the other investment company's total outstanding shares, (ii) if such Fund's investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or
(iii) if more than 10% of such Fund's total assets would be invested in investment companies. The SEC has promulgated exceptions to certain of these limits by rule and it has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Funds' ability to invest in underlying ETFs may be restricted unless the Funds qualify for exceptions to certain of these limits by SEC rule or the underlying ETFs have received such an order from the SEC, and the underlying ETF and the Funds take appropriate steps to comply with the relevant terms and conditions of such orders.

      To the extent the 1940 Act limitations apply to an underlying ETF, such limitations may prevent a Fund from allocating its investments in the manner that the Manager considers optimal, or cause the Manager to select a similar index or a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers) ("Stock Baskets") providing similar exposure as an alternative. The Funds may also invest in Stock Baskets when the Manager believes they represent more attractive opportunities than similar underlying ETFs.

      Set forth below is a description of securities (and related risks) that may be invested in by certain of the underlying ETFs.

      The discussion below does not include investment strategies and techniques (including investments in options and futures, entering into repurchase agreements and swap agreements, and engaging in securities lending) that may be utilized by an underlying ETF. To the extent that the use of such strategies and techniques leads to a lack of correlation between an underlying ETF and its underlying index, the performance of the Funds could be adversely impacted.

      Foreign Securities. Certain of the underlying ETFs may invest in foreign securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

      To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of an underlying ETF's investments in one country may offset potential gains from investments in another country.

      Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of an underlying ETF are uninvested and no return is earned thereon and may involve a risk of loss to an underlying ETF. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case an underlying ETF could lose its entire investment in a certain market), limitations on the removal of monies or other assets of an underlying ETF, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

      Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

      The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

      Investments in foreign securities will usually be denominated in foreign currencies, and an underlying ETF may temporarily hold cash in foreign currencies. The value of an underlying ETF's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. The underlying ETF may incur costs in connection with conversions between various currencies. An underlying ETF's value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

      Closed-End Investment Companies. The Funds may invest their assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having the Manager as an investment adviser, may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

      A Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses a Fund would incur for the purchase of securities of any other type of issuer in the secondary market. A Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Manager, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

      The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

      A Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

      Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

      Common Stocks. A Fund may invest in common stocks based upon the criteria described in its investment objectives. Under normal circumstances, investments in common stocks will not exceed 25% of a Fund's net assets.

      Money Market Instruments. The Defensive Growth Fund may invest up to 100% of its assets in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities as a defensive tactic. The Aggressive Growth Fund and The Focused Growth Fund will normally be fully invested, but may invest in money market instruments, investment grade bonds, and/or underlying ETFs that invest in fixed-income securities in order to (a) accommodate cash flow from purchases and sales of their shares and (b) adjust the percentage of their assets invested in each of the underlying ETFs or other securities they own. When investing in money market instruments, a Fund will limit its purchases, denominated in U.S. dollars, to the following securities.

      U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

      Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. A Fund may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. A Fund will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will a Fund invest more than 10% of its assets in time deposits.

      High Quality Commercial Paper - A Fund may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

      Private Placement Commercial Paper - private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Funds. A Fund's risk is that the universe of potential buyers for the securities, should the Fund desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

      High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

      Repurchase Agreements - See "Repurchase Agreements" below.

      The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Fund's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of a Fund.

Ratings

1. Moody's Investors Services, Inc.'s Corporate Bond Rating:

      Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2. Standard and Poor's Corporation's Corporate Bond Rating:

      AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

      AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

      A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3. Commercial Paper Ratings:

      Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

      The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

      Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

      U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

      Repurchase Agreements - See "Repurchase Agreements" below.

      Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

      Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit requirements.

      Illiquid Investments. The Funds and their underlying ETFs or closed-end investment companies may invest their assets in illiquid securities. Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager determines the liquidity of each Fund's investments and, through reports from the Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Manager may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager may determine some restricted securities to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

      Restricted Securities. The Funds and their underlying ETFs or closed-end investment companies may invest their assets in restricted securities. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      Repurchase Agreements. The Funds may invest their assets in repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

      While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings), it is each Fund's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

      Hedging Strategies. Each Fund may engage in hedging transactions in carrying out its investment policies. The Manager may conduct a hedging program on behalf of a Fund for the following reasons: (1) to keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks; (2) to reduce the Fund's transaction costs or add value when these instruments are favorably priced; (3) to forego taxes that would otherwise have to be paid on gains from the sale of the Fund's securities; and (4) to attempt to protect the value of certain securities owned or intended to be purchased by the Fund while the manager is making a change in the Fund's investment position.

      A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

      Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by a Fund to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

      Limitations on Futures and Options Transactions. For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for a Fund will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever a Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, a Fund will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by a Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

      A Fund may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

      The above limitations on a Fund's investments in futures contracts and options, and each Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

      Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

      Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

      If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price.

      A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position.

      When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option a Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates a Fund to sell or deliver the option's underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      A Fund may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Fund is obligated under the option, it owns the underlying security or currency. A Fund will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Fund would be required to pay were the option exercised.

      Combined Positions. A Fund may purchase and write options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Correlation of Price Changes. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

      A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

      Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Short Sales. A Fund may enter into short sales "against the box" with respect to equity securities it holds. For example, if the Manager anticipates a decline in the price of a stock the Fund holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. Each Fund currently intends to hedge no more than 25% of its total assets with short sales "against the box" on equity securities under normal circumstances.

      When a Fund enters into a short sale "against the box", it will be required to own, or have the right to obtain at no added cost, securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

                             INVESTMENT RESTRICTIONS

      The investment restrictions below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Voters). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.

      Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objective or objectives as such Fund, no Fund may:

      (a) Issue senior securities;

      (b) Act as underwriter of securities of other issuers;

      (c) Invest in real estate except for office purposes;

      (d) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financial futures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes;

      (e) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties; but this limitation does not apply to purchases of debt securities or repurchase agreements;

      (f) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation and the securities of investment companies shall not be subject to this limitation if an exemptive order is obtained permitting the Fund to exceed this limitation;

      (g) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions;

      (h) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities;

      (i) Purchase or retain any securities of an issuer, any of whose officers directors or security holders is an officer or director of the Trust or a Fund, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities;

      (j) Invest in securities of companies that have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested;

      (k) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

      (l) Invest directly in warrants; provided, however, the purchase of the shares of other investment companies that hold warrants is permitted;

      (m) Invest more than 15% of its net assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements that mature in excess of seven days; and

      (n) Invest more than 25% of its total assets in the securities of underlying ETFs which concentrate (e.g., invest more than 25% of their assets) in the same industry, provided that through its investment in underlying ETFs, the Fund indirectly may invest more than 25% of its assets in one industry.

      Each of the Trust's and the Funds' operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral leases or programs; and (c) Purchase real estate limited partnerships.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Funds' complete portfolio holdings as of the end of each calendar quarter are posted on www.flexfunds.com ordinarily by the 10th business day following that calendar month. This posted information generally remains accessible at least until the Funds files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.flexfunds.com information is current. The Funds do not disseminate nonpublic information about portfolio holdings except as provided below. The Funds' allow disclosure of nonpublic portfolio holdings information to affiliates of Meeder Asset Management, Inc. only for the purposes of providing services to The Funds.

      The Funds' permit nonpublic portfolio holdings information to be shared with subadvisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

      Prior to any disclosure of the Funds' nonpublic portfolio holdings information to the foregoing types of entities or persons, the Chief Compliance Officer of the Trust must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds' nonpublic portfolio holdings information will be provided to the Trustees. The Funds' Chief Compliance Officer shall report any disclosure of the Funds' nonpublic portfolio holdings information to the Funds' Board of Trustees at the next meeting of the Board of Trustees following the disclosure and shall report the rationale for such good faith determination.

                               PORTFOLIO TURNOVER

      The portfolio turnover rate for the fiscal year ended December 31, 2006, in The Defensive Growth Fund was 105%; in The Aggressive Growth Fund was 200% (181% in 2005; 264% in 2004); and in The Focused Growth Fund was 92%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

                    PURCHASE AND SALE OF PORTFOLIO SECURITIES

      All orders for the purchase or sale of portfolio securities are placed on behalf of each Fund by the Manager pursuant to authority contained in the investment advisory agreement. The Manager is also responsible for the placement of transaction orders for accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Fund expenses.

      Each Fund may execute portfolio transactions with broker-dealers that provide research and execution services to the Fund or other accounts over which the Manager or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager's investment staff based upon the quality of research and execution services provided.

      The receipt of research from broker-dealers that execute transactions on behalf of a Fund may be useful to the Manager in rendering investment management services to the Fund or its other clients, and conversely, such research provided by broker-dealers that have executed transaction orders on behalf of the Manager's other clients may be useful to the Manager in carrying out its obligations to the Fund. The receipt of such research is not expected to reduce the Manager's normal independent research activities; however, it enables the Manager to avoid the additional expenses that could be incurred if the Manager tried to develop comparable information through its own efforts.

      Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Manager must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager's overall responsibilities to the Fund and its other clients. In reaching this determination, the Manager will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

      The Manager may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

      The Trustees of each Fund periodically review the Manager's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to each Fund.

      From time to time, the Trustees of each Fund will review whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

      Each Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of each Fund intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

      Although each Fund has substantially the same Trustees and officers, investment decisions for each Fund are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these Funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one Fund.

      When two or more Funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a policy considered by the Fund Trustees to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees of each Fund that the desirability of retaining the Manager as investment adviser to each Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                        VALUATION OF PORTFOLIO SECURITIES

      The Funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees.

      Securities owned by a Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last published sale on such exchange each day that the exchange is open for business. Futures contracts are valued on the basis of the cost of closing out the liability i.e. at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit commercial paper, etc.) having maturities of 60 days or less are valued at amortized cost if not materially different from market value. Fund securities for which market quotations are not readily available are to be valued by the Manager in good faith, at its own expense, under the direction of the Trustees.

      Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

             CALCULATION OF AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES

      From time to time The Aggressive Growth Fund, The Defensive Growth Fund and The Focused Growth Fund may advertise their period and average annual total returns for various periods of time. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return, if the period is shorter than one year, because of the assumed reinvestment.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of each Fund will vary depending upon interest rates, the current market value of the securities held by each Fund, and changes in the Fund's expenses.

      When applicable, depending on the Fund, the periods of time shown will be for a one-year period, a five-year period, a ten-year period, and since inception. The calculation assumes the reinvestment of all dividends and distributions. Examples of the total return calculation for the Funds will assume a hypothetical investment of $1,000 at the beginning of each period. It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P (1+T)n = ERV
            P = initial investment of $1,000
            T = average annual total return
            n = Number of years
            ERV = ending redeemable value at the end of the base period

      The average annual total returns before taxes for the indicated periods ended December 31, 2006 were:

                                                        Since Inception (%)
                             1 Year (%)   5 Years (%)       (2/29/00)
                             ----------   -----------   -------------------
The Aggressive Growth Fund        13.54          4.67          -2.85

                                                        Since Inception (%)
                                                             (1/31/06)
                                                        -------------------
The Defensive Growth Fund            NA            NA           5.84
The Focused Growth Fund              NA            NA           7.91

Total return performance data represent past performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS

      Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund.

      The average annual total returns after taxes on distributions for the indicated periods ended December 31, 2006 were:

                                                        Since Inception (%)
                             1 Year (%)   5 Years (%)        (2/29/00)
                             ----------   -----------   -------------------
The Aggressive Growth Fund        13.38          4.61          -2.89

                                                        Since Inception (%)
                                                             (1/31/06)
                                                        -------------------
The Defensive Growth Fund            NA            NA           5.58
The Focused Growth Fund              NA            NA           7.70

The following SEC formula was used to calculate these figures:

      P(1+T)n = ATVD

      where:

      P    = a hypothetical initial payment of $1,000

      T    = average annual total return (after taxes on distributions)
      n    = number of years
      ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

      Average annual total return after taxes on distributions and sale of a fund's shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of a fund's shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

      Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phase-outs of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

      The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any non-recurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

      Each Fund's sales literature and advertising commonly refer to this calculation as a Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns after taxes on distributions and redemptions for the indicated periods ended December 31, 2006 were:

                                                        Since Inception (%)
                             1 Year (%)   5 Years (%)        (2/29/00)
                             ----------   -----------   -------------------
The Aggressive Growth Fund      8.80%        3.99%             -2.42

                                                        Since Inception (%)
                                                             (1/31/06)
                             ----------   -----------   -------------------
The Defensive Growth Fund         NA           NA               3.79
The Focused Growth Fund           NA           NA               5.14

The following SEC formula was used to calculate these figures:

      P(1+T)n = ATVDR

      where:

      P     = a hypothetical initial payment of $1,000
      T     = average annual total return (after taxes on distributions and redemptions)
      n     = number of years
      ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

      Comparative Performance Information may be used from time to time in advertising or marketing information relative to the Funds, including data from Lipper Analytical Services, Inc., Morningstar Mutual Fund Report, other publications, various indices, or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      On days that the Funds are open, the net asset value per share (NAV) for the Funds is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Standard Time) by dividing the Funds' net assets by the number of its shares outstanding. However, the NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Funds' NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. For the Funds, the NAV is not calculated on the observance of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the Manager expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time.

      The NAV for the Defensive Growth, Aggressive Growth and Focused Growth Funds is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

      Shareholders of each Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds Fund"). No fee or sales load will be imposed upon the exchange.

      Additional details about the exchange privilege and prospectuses for each of the Flex-funds Funds are available from the Funds' Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and each Fund has the right to reject any exchange application relating to such Fund's shares. The 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

      In the Prospectus, each Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

      Redemptions in Kind. The Flex-funds has reserved the right to make payments in whole or in part in securities or other assets of a Fund, in case of an emergency, or if the payment of such a redemption in cash would be harmful to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage and transaction charges in converting the securities to cash. Redemptions in kind are taxable transactions. A Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

      Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

      Further information about these programs and an application form can be obtained from the Funds' Transfer Agent.

      Systematic Withdrawal Program. A systematic withdrawal plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 which amount is not necessarily recommended).

      Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                         INVESTMENT ADVISER AND MANAGER

      Meeder Asset Management, Inc. (the "Manager") is the investment adviser and manager for, and has a separate Investment Advisory Contract with, each Fund.

      Pursuant to the terms of each Investment Advisory Contract, the Manager has agreed to provide an investment program within the limitations of each Fund's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Fund business, other than accounting services and services that are provided by each Fund's custodian, transfer agent, independent accountants, and legal counsel.

      The Investment Advisory Contract for each Fund was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds. Each of these contracts is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Fund, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewals.

      Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Fund, by the Trustees of the Funds, or by the Manager.

      Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities that are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from Meeder Asset Management; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the 0.25% limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; service fees within the 0.20% limitation of each Fund's Administrative Services Plan and other miscellaneous expenses.

      The respective expenses of each Fund include the compensation of its respective Trustees who are not affiliated with the Manager; registration fees; membership dues allocable to the Fund; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Fund; insurance premiums and other miscellaneous expenses.

      Expenses of each Fund also include all fees under its Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager under the Advisory Contract and other miscellaneous expense.

      The Board of Trustees of the Trust believes that the aggregate per share expenses of any Fund will be less than or approximately equal to the expenses which a Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Fund.

      The Manager earns an annual fee, payable in monthly installments as follows. The fee for each Fund is based upon the average net assets of the Fund and is at the rate of 0.75% of the first $200 million and 0.60% in excess of $200 million of average net assets.

      For the year ended December 31, 2006, The Aggressive Growth Fund paid total fees to the Manager of $130,155 ($81,582 in 2005; $70,341 in 2004), in The
Defensive Growth Fund $184,648 and in The Focused Growth Fund $164,156.

      Meeder Asset Management, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6125 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Meeder Financial, Inc. ("MFI"), a holding company which is controlled by Robert S. Meeder, Sr. through ownership of common stock. MFI conducts business only through its five subsidiaries, which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser; and Adviser Dealer Services, Inc., a broker-dealer.

      The Manager's officers and directors Meeder Asset Management, Inc. are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Robert
S. Meeder, Jr., President; Linda C. Moran, Vice President, Human Resources; Dale
W. Smith, Chief Financial Officer and Chief Investment Officer, Anthony L. Mercure, Chief Operating Officer, Terra D. Case, Vice President, Secretary and Associate General Counsel; and James B. Craver, General Counsel and Chief Compliance Officer. Mr. Robert S. Meeder, Jr. is President and a Trustee of the Trust and each Fund. Ms. Case and Mr. Smith are officers of the Trust and each Fund.

      The Manager may use its resources to pay expenses associated with the sale of each Fund's shares. This may include payments to third parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of each Fund's shares. However, the Funds do not pay the Manager any separate fee for this service.

      A team of persons employed by the Manager are jointly and primarily responsible for the day-to-day management of the Funds. The team consists of Albert Chu, CFA, Robert S. Meeder, Jr., Dale Smith, Steven Goodman, CMT and Robert Techentin (the "Portfolio Managers"). As of December 31, 2006, the Portfolio Managers were responsible for the management of the following types of accounts:

                                                                       Number of       Total Assets by
                                    Number of                         Accounts by       Account Type
Portfolio                          Accounts by   Total Assets by   type Subject to a    Subject to a
Manager           Account Type    Account Type    Account Type      Performance Fee    Performance Fee
-------------   ---------------   ------------   ---------------   -----------------   ---------------
Albert Chu      Registered        9 Registered   $408.3 million    None                None
                Investment        Investment     in Registered
                Companies/Other   Companies;     Investment
                Accounts          14,917 Other   Companies;
                                  Accounts*      $697.8 million
                                                 in Other
                                                 Accounts*

Robert S.       Registered        9 Registered   $408.3 million    None                None
Meeder, Jr.     Investment        Investment     in Registered
                Companies/Other   Companies;     Investment
                Accounts          14,917 Other   Companies;
                                  Accounts*      $697.8 million
                                                 in Other
                                                 Accounts*

Dale Smith      Registered        9 Registered   $408.3 million    None                None
                Investment        Investment     in Registered
                Companies/Other   Companies;     Investment
                Accounts          14,917 Other   Companies;
                                  Accounts*      $697.8 million
                                                 in Other
                                                 Accounts*

Steve Goodman   Registered        9 Registered   $408.3 million    None                None
                Investment        Investment     in Registered
                Companies/Other   Companies;     Investment
                Accounts          14,917 Other   Companies;
                                  Accounts*      $697.8 million
                                                 in Other
                                                 Accounts*

Robert          Registered        9 Registered   $408.3 million    None                None
Techentin       Investment        Investment     in Registered
                Companies/Other   Companies;     Investment
                Accounts          14,917 Other   Companies;
                                  Accounts*      $697.8 million
                                                 in Other
                                                 Accounts*

      *The total number of other accounts managed by the Portfolio Managers and the total amount of assets in the other accounts are overstated because if a Portfolio Manager manages a portion of the other account, that account and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who manage(s) the balance of the other account. Likewise, the total number of registered investment companies managed by the Portfolio Managers and the total amount of assets in the registered investment companies are overstated because if a Portfolio Manager is part of a team that manages the registered investment company, that registered investment company and the total amount of assets therein are considered to be managed by him and are also attributed to any other Portfolio Manager(s) who also manage(s) the registered investment company.

      The Portfolio Managers are compensated for their services by the Manager. The Portfolio Managers' compensation consists of a fixed salary and a discretionary bonus that is not tied to the performance of any Fund or private account. Like all employees of the Manager, the Portfolio Managers participate in the Manager's retirement plan. Messrs. Chu, Goodman, Smith and Techentin each manages a private account owned by the Manager and, on an annual basis, the Manager pays each of them a fraction of any net realized gains earned by the account after any offset for net loss carryforwards accrued by the account.

      To the extent that a Fund and another of the Manager's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made according to the bunched order policy.

      The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of December 31, 2006.

                        Dollar Range of Equity   Dollar Range of Equity        Dollar Range of Equity
                        Securities in the        Securities in the Defensive   Securities in the Focused
Portfolio Manager       Aggressive Growth Fund   Growth Fund                   Growth Fund
---------------------   ----------------------   ---------------------------   -------------------------
Albert Chu              None                     None                          None

Robert S. Meeder, Jr.   Over $100,000            $50,001- $100,000             $10,001 - $50,000

Dale Smith              $1-$10,000               None                          None

Steve Goodman           None                     None                          None

Robert Techentin        None                     None                          None

                              OFFICERS AND TRUSTEES

      The Board of Trustees oversees the management of the Trust and elects their officers. The officers are responsible for the funds' day-to-day operations. The Trustees' and officers' names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 6125 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

"Non-Interested" Trustees

                                                                                     Number of
                                          Year First                                  Funds in
                                           Elected A                                    Fund          Other
                                          Director of                                 Complex     Directorships
Name, Address and                            Fund        Principal Occupation(s)    Overseen by      Held by
Age                       Position Held   Complex(1)      During Past Five Years      Trustee      Trustee(2)
-----------------------   -------------   -----------   -------------------------   -----------   -------------
WALTER L. OGLE, 69        Trustee         1984          Retired; self-employed      9             None
4124 SW Gleneagles                                      from March 2000 to
Circle                                                  January 2002; from
Palm City, FL 34990                                     November 1991 to March
                                                        2000 Executive Vice
                                                        President of Aon
                                                        Consulting, an employee
                                                        benefits consulting group
                                                        (1991-2000); member of
                                                        the Trust's Audit
                                                        Committee.

JAMES W. DIDION, 76       Trustee         1982, 1998    Retired; formerly           9             None
3727 Guadiato Court                                     Executive Vice President
Naples, FL                                              of Core Source, Inc., an
                                                        employee benefit and
                                                        Workers' Compensation
                                                        administration and
                                                        consulting firm
                                                        (1991-1997); member of
                                                        the Trust's Audit
                                                        Committee.

JACK W. NICKLAUS II, 45   Trustee         1998          Designer, Nicklaus          9             None
11780 U.S. Highway #1                                   Design, a golf course
North Palm Beach, FL                                    design firm and division
33408                                                   of The Nicklaus
                                                        Companies; member of the
                                                        Trust's Audit Committee.

STUART M. ALLEN, 45       Trustee         2006          President of Gardiner       9             None
Gardiner Allen                                          Allen Insurance Agency,
DeRoberts Insurance LLC                                 Inc.; member of the
777 Goodale Blvd.                                       Trust's Audit Committee.
Columbus, OH 43212

ANTHONY D'ANGELO, 46      Trustee         2006          Director of Sales of WSYX   9             None
WTTE Fox-28                                             ABC 6/WTTE FOX-28,
1261 Dublin Road                                        television stations owned
Columbus, OH 43215                                      and operated by Sinclair
                                                        Broadcast Group; member
                                                        of the Trust's Audit
                                                        Committee.

"Interested" Trustee(3,4)

                                                                                     Number of
                                          Year First                                  Funds in
                                           Elected A                                    Fund          Other
                                          Director of                                 Complex     Directorships
Name, Address and                            Fund        Principal Occupation(s)    Overseen by      Held by
Age                       Position Held   Complex(1)      During Past Five Years      Trustee      Trustee(2)
-----------------------   -------------   -----------   -------------------------   -----------   -------------
ROBERT S. MEEDER,        Trustee and     1992           President of Meeder Asset   9             None
JR.*, 45                 President                      Management, Inc.

Other Officers(4)

                                               Year First Elected
Name, Address and                              an Officer of the    Principal Occupation(s)
Age                       Position Held        Fund(1)              During Past Five Years
-----------------------   ------------------   ------------------   ------------------------------------------
BRUCE E. MCKIBBEN*+, 37   Treasurer            2002                 Manager/Fund Accounting and Financial
                                                                    Reporting, Mutual Funds Service Co., the
                                                                    Funds' transfer agent (since April 1997).

DALE W. SMITH*+, 47       Vice President       2006                 Vice President, Chief Financial Officer
                                                                    and Chief Investment Officer, Meeder Asset
                                                                    Management, Inc., the Trust's investment
                                                                    adviser, Vice President, Mutual Funds
                                                                    Service Co., the transfer agent to each of
                                                                    the Trust's funds (since March 2005);
                                                                    Senior Vice President, Financial Services,
                                                                    BISYS Fund Services, Inc., a service
                                                                    provider to mutual funds (1999 to December
                                                                    2004).

TERRA D. CASE*+, 35       Vice President and   2006                 Associate General Counsel of Meeder Asset
                          Secretary                                 Management, Inc., the Trust's investment
                                                                    adviser, Associate General Counsel, Mutual
                                                                    Funds Service Co., the transfer agent to
                                                                    each of the Trust's funds (since June
                                                                    2005); formerly attended Capital
                                                                    University School of Law (2002-2005).

DAVID R. CARSON, 48       Chief Compliance     2006                 Chief Compliance Officer and Anti-Money
                          Officer                                   Laundering Officer of the Huntington Funds
                                                                    and Huntington VA Funds (2005 - present);
                                                                    Treasurer and Assistant Treasurer of the
                                                                    Huntington Funds, Huntington Asset
                                                                    Advisors, Inc. (2002-2005).

(1) Trustees and Officers of the Fund serve until their resignation, removal or retirement.

(2) This includes all directorships (other than those in the Fund Complex) that are held by each trustee as a director of a public company or a registered investment company.

(3) "Interested Persons" within the meaning of the 1940 Act on the basis of their affiliation with the Fund Complex Investment Adviser, Meeder Asset Management, Inc., or its affiliated entities.

(4) All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Meeder Asset Management, Inc. serves as Investment Adviser.

* Robert S. Meeder, Jr. is deemed an "interested person" of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the investment adviser of the Funds. Terra D. Case is deemed an "interested person" of the Trust by virtue of her position as Vice President and Secretary of Meeder Asset Management, Inc., the investment adviser of the Funds. Bruce E. McKibben is deemed an "interested person" of the Trust by virtue of his position as an employee of Meeder Asset Management, Inc., the investment adviser of the Funds. Dale W. Smith is deemed an "interested person" of the Trust by virtue of his position as a Vice President, Chief Financial Officer and Chief Investment Officer of Meeder Asset Management, Inc., the investment adviser of the Funds.

+ P.O. Box 7177, 6125 Memorial Drive, Dublin, Ohio 43017.

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                                          Aggregate Dollar Range(1) of
                                      Dollar Range of Fund              Shares Owned in All Funds Within
Name of Director                        Shares Owned(1)               The Fund Complex Overseen by Trustee
-------------------------   ---------------------------------------   ------------------------------------
"Non-Interested" Trustees

Walter L. Ogle              None                                      Over $100,000
James W. Didion             None                                      $50,001-$100,000
Jack W. Nicklaus II         None                                      Over $100,000
Stuart Allen                Aggressive Growth - $10,001 - $50,000;    Over $100,000
                            Defensive Growth - $1 - $10,000
Anthony D'Angelo            Aggressive Growth - $1 - $10,000          $10,001 - $50,000

"Interested" Trustee

Robert S. Meeder, Jr.       Aggressive Growth - $50,001 - $100,000;   Over $100,000
                            Defensive Growth - $50,001 - $100,000;
                            Focused Growth - $10,001 - $50,000

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000. The amounts listed for
"interested" trustees include shares owned through Meeder Asset Management, Inc.'s retirement plan and 401(k) Plan.

      The following table shows the compensation paid by the Funds and the Fund Complex as a whole to the Trustees of the Funds and the Fund Complex during the fiscal year ended December 31, 2006.

                               COMPENSATION TABLE
                      Calendar Year Ended December 31, 2006

                                                                       Total
                                        Pension or                 Compensation
                                        Retirement                     from
                           Aggregate     Benefits      Estimated     Registrant
                         Compensation   Accrued as      Annual       and Fund
                            from the   Part of Fund  Benefits Upon  Complex Paid
Trustee                      Funds        Expense      Retirement  to Trustee(1)
------------------------ ------------  ------------  ------------- -------------
Milton S. Bartholomew(3)     $   48        None           None        $   500
Robert S. Meeder, Jr.        None          None           None        None
Walter L. Ogle               $4,740        None           None        $17,000
James Didion                 $5,218        None           None        $19,000
Jack W. Nicklaus II          $4,740        None           None        $17,000
Stuart Allen                 $4,328        None           None        $12,750
Anthony D'Angelo             $4,328        None           None        $12,750

(1) Compensation figures include cash and amounts deferred at the election of certain non-interested Trustees. For the calendar year ended December 31, 2006, participating non-interested Trustees accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows:
Jack W. Nicklaus II - $4,740, Stuart Allen - $2,962 and Anthony D'Angelo -
$2,962.

(2) The Fund Complex consists of 9 investment companies.

(3) This individual is no longer a Trustee of the Fund Complex.

      Each Trustee who is not an "interested person" is paid a total meeting fee of $1,250 for each regular quarterly meeting he attends (in person or by telephone) on behalf of the Trust. No compensation is paid for special meetings of the Trustees. Each Trustee who is not an "interested person" receives a total retainer of $2,500 per calendar quarter for the Trust. Each such "independent" Trustee also serves on all committees of the board and is paid a total of $500 for each committee meeting he attends (in person or by telephone) on behalf of the Trust. The Chairman of the Audit Committee receives a quarterly retainer of $500 in addition to any committee meeting fees he is entitled to.

      At the end of each calendar year, each non-interested Trustee's total compensation will be calculated (taking into account all Board, but not committee, meetings attended in the just completed year) as if the Trustee compensation formula for 2003 was in effect (the "2003 Formula"). If the non-interested Trustee's total compensation that would have been earned under the 2003 Formula exceeds $15,000, then the excess will be added to his compensation earned in accordance with the immediately preceding paragraph.

      The 2003 Formula is determined as follows:

      Each Trustee who is not an "interested person" is paid a meeting fee of $250 per meeting for each of the funds in the Fund Complex. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets of each fund in the Fund Complex based on the following schedule: Money Market Fund, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.0025% of the amount of average net assets exceeding $1 billion. For each of the funds in the Fund Complex excluding the Money Market Fund, each Trustee is paid a fee of 0.00375% of the amount of each such fund's average net assets exceeding $15 million. Members of the Audit Committee are paid $500 for each Committee meeting attended.

      The Board maintains four standing committees: the Audit Committee, the Nominating Committee, the Fund Performance Committee and the Compensation Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Committees are comprised of the following independent Trustees of the Trust:
Stuart Allen, Anthony D'Angelo, James Didion, Jack Nicklaus II and Walter Ogle. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust's address at 6125 Memorial Drive, Dublin, Ohio 43017. The Fund Performance Committee is generally responsible for reviewing the performance of each of the Trust's Funds, including its investment strategies, both on an absolute basis and relative to its peer group. The Compensation Committee is generally responsible for making recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds. During the fiscal year ended December 31, 2006, the Audit Committee met four times and the Fund Performance, Compensation and Nominating Committees did not meet.

      The Trustees also considered various improvements and upgrades in shareholder services made during the year, financial information about the Manager's costs, an analysis of historical profitability of each Fund's contracts to the Manager and its affiliates, and the importance of supporting quality, long-term service by the Manager to help achieve solid investment performance.

      The Trustees and officers of the Trust and the Funds own, in the aggregate, less than 1% of the Trust's total outstanding shares.

      The Trust, the Funds, and the Manager have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds. However, each such Code restricts personal investing practices by directors and officers of the Manager and its affiliates, and employees of the Manager with access to information about the purchase or sale of Fund securities. The Code of Ethics for the Trust and the Funds also restricts personal investing practices of trustees of the Trust and the Funds who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interest of people who manage the Funds in which the Funds invest.

                               DISTRIBUTION PLANS

      Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity that is primarily intended to result in the sale of Trust shares.

      The Trust has adopted a Distribution Plan for each of the Funds described herein. These Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks and service organizations. Another class of recipients is banks.

      The Trust may expend in each of the Funds described herein as much as, but not more than, 0.25 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in each such Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for each such Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

      The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

      Each Plan was approved by the Trust's Board of Trustees, which made a determination that there is a reasonable likelihood the Plans will benefit the Funds. The Plans were approved by shareholders, and they will continue in effect only if approved at least annually by the Board of Trustees. Although the objective of the Trust is to pay 12b-1 recipients for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by 12b-1 recipients. If any 12b-1 recipient's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the 12b-1 recipient's expenses are less than what the Trust pays, the 12b-1 recipient is not obligated to refund the excess, and this excess could represent a profit for the 12b-1 recipient.

      Any agent or 12b-1 recipient that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services. It would appear that any agent or 12b-1 recipient would need to be registered as broker/dealer in the state of Texas if Texas residents are their clients.

      Each Fund has also adopted an administrative services plan. Under this plan, shares of each Fund bear a service fee of up to 0.20% of the Fund's average net assets annually. Service fees are used primarily to reimburse financial intermediaries and persons, including "platforms," for providing personal services to Fund shareholders and maintaining shareholder accounts.

                              DISTRIBUTIONS & TAXES

      Distributions. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

      If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manager, may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

      Capital Gain Distributions. Long-term capital gains earned by a Fund on the sale of securities by the Fund and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

      Short-term capital gains distributed by a Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

      Tax Status of the Fund. The Trust files federal income tax returns for the Funds. Each Fund is treated as a separate entity from the other funds of The Flex-funds Trust for federal income tax purposes.

      Each Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a "regulated investment company" and avoid being subject to federal income or excise taxes at the Fund level, each Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year, as well as on a fiscal year basis. Each Fund intends to comply with other tax rules applicable to regulated investment companies. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. Each of the Funds qualified as a "regulated investment company" for each of the last four fiscal years.

      Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions.

      Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

                                 OTHER SERVICES

      Custodian - The Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, is custodian of each of the Fund's assets.

      Independent Registered Public Accounting Firm - Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145-1524, has been retained and approved to be the independent registered public accountants to audit the financial statements for the Fund Complex and provide other assurance, tax, and related services.

      Stock Transfer Agent - Mutual Funds Service Co., 6125 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Meeder Financial, Inc. and a sister company of Meeder Asset Management, Inc., provides to each Fund accounting, administrative, stock transfer, dividend disbursing, and shareholder services. The minimum annual fee for accounting services for each Fund is $7,500. Subject to the applicable minimum fee, each Fund's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Fund's average net assets.

      Subject to a $4,000 annual minimum fee each Fund incurs the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services.

      Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurs an annual fee for these administrative services, payable monthly, of 0.10% (ten basis points) of each Fund's average daily net assets of $50 million or less and 0.08% (eight basis points) of each Fund's average daily net assets greater than $50 million. These fees are reviewable annually by the respective Trustees of the Trust and the Funds. For the year ended December 31, 2006, total payments to Mutual Funds Service Co. amounted to $214,168 for all of the Funds.

      Reports to Shareholders - The Trust provides shareholders with quarterly reports of investments, balances as of the beginning and end of each quarter, all transactions that occurred in the account and other information. The Trust also sends out to shareholders semi-annual and annual reports.

                          ANTI-MONEY LAUNDERING PROGRAM

      The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

      Procedures to implement the Program include, but are not limited to, determining that the Fund's distributor, if any, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

                             PROXY VOTING PROCEDURES

      The Board of Trustees of the Trust has approved proxy voting procedures for the Trust. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds' proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. The procedures are also available on the SEC's EDGAR database at the SEC's website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. A copy will also be sent to you free of charge, at your request by writing to the Trust at 6125 Memorial Drive, Dublin, OH 43017, or calling toll free at 1-800-325-3539. A copy of the Trust's Proxy Voting Procedures is also attached to this SAI as Appendix I.

                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

      As of February 28, 2007, the following persons owned 5% or more of a class of a Fund's outstanding shares of beneficial interest:

                                                     Number of
Name                     Name & Address           Shares of Record    Percent
of Fund                of Beneficial Owner        and Beneficially   of Class
--------------   ------------------------------   ----------------   --------
The Aggressive   *Nationwide Trust Company, FSB     15,635,192.27     68.54%
Growth Fund      c/o IPO Portfolio Accounting
                 P. O. Box 182029 Columbus,
                 OH 43218-2029

                 Kalida Asset Management, LLC        1,459,673.51      6.40%
                 c/o Meeder Financial
                 6125 Memorial Drive
                 Dublin, OH 43017

The Defensive    *Nationwide Trust Company, FSB     48,043,209.66     96.03%
Growth Fund      c/o IPO Portfolio Accounting
                 P. O. Box 182029 Columbus,
                 OH 43218-2029

The Focused      *Nationwide Trust Company, FSB     40,305,338.94     95.34%
Growth Fund      c/o IPO Portfolio Accounting
                 P. O. Box 182029 Columbus,
                 OH 43218-2029

* Indicates control person. Control means beneficial ownership of more than 25% of the shares of the Fund. Because of this control, a control person could prevent a change in the investment adviser or subadviser of the Fund that is favored by other shareholders. A control person could also cause a change in the investment adviser or subadviser of the Fund that is opposed by other shareholders.

      To the knowledge of the Trust, the shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Fund.

                              FINANCIAL STATEMENTS

      The financial statements and independent registered public accountant's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2006 and the Trust's Semi-Annual Report to Shareholders for the semi-annual period ended June 30, 2006. The Fund will provide the Annual Report without charge at written request or request by telephone.

                                                                      Appendix I

                             Proxy Voting Policies,
                            Procedures and Guidelines

Proxy Voting Policy

Generally

      It is the policy of The Flex-funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted.

      Proxy voting shall be the responsibility of the Investment Policy Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Trust.

      If it is appropriate to do so, the Investment Policy Committee may employ an outside service provider to vote a proxy or to advise in the voting of a proxy.

      Proxies are voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

      Proxy solicitations that might involve a conflict of interest between the Trust and the investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Investment Policy Committee which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

      The Trust will evaluate each issue on its merits based on how it impacts public shareholders, including those in the Trust. We will consider management's views along with any others, but have no predisposition for or against management's requests.

Recordkeeping Procedures

      The Trust will retain records relating to the voting of proxies, including:

      o A copy of policies, procedures or guidelines relating to the voting of proxies.

      o A copy of each proxy statement that the Trust receives regarding client securities. The Trust may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that the Trust has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

      o A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

      o A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

      o A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

      These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits - Quantex Fund, Muirfield Fund, U.S. Government Bond Fund and Money Market Fund

      (a) Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

      (b) By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

      (c)   Not applicable.

      (d)   Not applicable.

      (e)   Not applicable.

      (f) Deferred Compensation Plan for Independent Trustees - filed as an exhibit to Registrant's Post-Effective Amendment No. 41 on April 30, 1999, which exhibit is incorporated by reference.

      (g) Custodian Agreement between the Registrant and The Huntington National Bank - filed as an Exhibit to Registrant's Post-Effective Amendment No. 48 on or about April 30, 2004, which exhibit is incorporated by reference herein.

      (h) Administrative Services Agreement between The Flex-funds and Mutual Funds Service Co.--filed as an Exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

      (i) Opinion and Consent of Counsel - filed as an exhibit to Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on July 20, 1982, which exhibit is incorporated herein by reference.

      (j) Consent of Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), is filed herewith.

      (k)   Not applicable.

      (l)   Agreements etc. for initial capital, etc. -- reference is made to
            Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

      (m) 12b-1 Plans for The Highland Growth Fund, The U.S. Government Bond Fund and The Money Market Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Third Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about March 1, 1985, and is incorporated herein by reference. The 12b-1 Plan for The Muirfield Fund was filed as an exhibit to Registrant's 10th Post-Effective Amendment to Form N-1A filed with the Commission on August 5, 1988, and is incorporated herein by reference.

      (n) Multiple Class Plan for The Money Market Fund - filed as an exhibit to the Registrant's Post-Effective Amendment No. 48 filed on October 13, 2004, which exhibit is incorporated herein by reference.

      (o)   Not applicable.

      (p)   (1)   Code of Ethics of each Portfolio and the Registrant - filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

            (2) Code of Ethics of Muirfield Investors, Inc. and R. Meeder & Associates, Inc. - filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

      (q) Powers of Attorney of Trustees of Registrant and each Portfolio are incorporated by reference herein.

Item 23. Exhibits - Aggressive Growth Fund and Dynamic Growth Fund

      (a) Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

      (b) By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

      (c)   Not applicable.

      (d)   (1)   Investment Advisory Agreement between the Growth Mutual Fund
                  Portfolio and R. Meeder & Associates - filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November
                  29, 1999, which exhibit is incorporated herein by reference.

            (2) Investment Advisory Agreement between the Aggressive Growth Mutual Fund Portfolio and R. Meeder & Associates- filed as an exhibit to the Registrant's Post- Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

      (e)   Not applicable.

      (f) Deferred Compensation Plan for Independent Trustees - filed as an exhibit to Registrant's Post-Effective Amendment No. 41 on April 30, 1999, which exhibit is incorporated herein by reference.

      (g) Custody Agreement between the Registrant and The Huntington National Bank - filed as an Exhibit to Registrant's Post-Effective Amendment No. 48 on or about April 30, 2004, which exhibit is incorporated herein by reference.

      (h)   (1)   Administrative Services Agreement between The Flex-funds
                  Dynamic Growth Fund and Mutual Funds Service Co. - filed as an exhibit to the Registrant's Post- Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

            (2) Administrative Services Agreement between The Flex-funds Aggressive Growth Fund and Mutual Funds Service Co. - filed as an exhibit to the Registrant's Post- Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

      (i) Opinion and Consent of Counsel - filed as an exhibit to Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on July 20, 1982, which exhibit is incorporated herein by reference.

      (j) Consent of Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.), is filed herewith.

      (k)   Not applicable.

      (l)   Agreements etc. for initial capital, etc. -- reference is made to
            Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

      (m)   (1)   Distribution Plan for the Sale of Shares of The Flex-funds
                  Dynamic Growth Fund - filed as an exhibit to the Registrant's
                  Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

            (2) Distribution Plan for the Sale of Shares of The Flex-funds Aggressive Growth Fund- filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

      (n)   Not applicable.

      (o)   Not applicable.

      (p) Code of Ethics of Muirfield Investors, Inc. and R. Meeder & Associates, Inc. - filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

      (q) Powers of Attorney of Trustees of Registrant and each Portfolio - filed as an exhibit to the Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

            None.

Item 25. Indemnification

            Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 26. Business and Other Connections of Investment Adviser.

            Not applicable.

Item 27. Principal Underwriters.

            Not applicable.

Item 28. Location of Accounts and Records.

            Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6125 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of The Huntington National Bank, the Trust's custodian, at 7 Easton Oval, Columbus, OH 43219. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6125 Memorial Drive, Dublin, OH 43017.

Item 29. Management Services.

            None

Item 30. Undertakings.

            Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

            Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

Item 23. Exhibits - Defensive Growth Fund and Focused Growth Fund

      (a) Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

      (b) By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

      (c)   Not applicable.

      (d)   (1)   Investment Advisory Agreement between the Defensive Growth
                  Fund and Meeder Asset Management, Inc. dated January 31, 2006
                  -- filed as an exhibit to Registrant's Post Effective
                  Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

            (2) Investment Advisory Agreement between the Focused Growth Fund and Meeder Asset Management, Inc. dated January 31, 2006 -- filed as an exhibit to Registrant's Post Effective Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

      (e)   Not applicable.

      (f) Deferred Compensation Plan for Independent Trustees - filed as an exhibit to Registrant's Post-Effective Amendment No. 41 on April 30, 1999, which exhibit is incorporated herein by reference.

      (g) Custodian Agreement between the Registrant and The Huntington National Bank - filed as an Exhibit to Registrant's Post-Effective Amendment No. 48 on or about April 30, 2004, which exhibit is incorporated by reference herein.

      (h) Administrative Services Agreement between The Flex-funds and Mutual Funds Service Co.--filed as an Exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

      (i) Opinion and Consent of Counsel - filed as an exhibit to Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on July 20, 1982, which exhibit is incorporated herein by reference.

      (j) Consent of Cohen Fund Audit Services, Ltd. (formerly known as Cohen McCurdy, Ltd.) is filed herewith.

      (k)   Not applicable.

      (l)   Agreements etc. for initial capital, etc. -- reference is made to
            Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

      (m)   (1)   Distribution Plan for the Sale of Shares of The Flex-funds
                  Defensive Growth Fund -- filed as an exhibit to Registrant's
                  Post Effective Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

            (2) Distribution Plan for the Sale of Shares of The Flex-funds Focused Growth Fund -- filed as an exhibit to Registrant's Post Effective Amendment No. 53 on November 8, 2005, which exhibit is incorporated herein by reference.

      (n)   Not applicable.

      (o)   Not applicable.

      (p) Code of Ethics of Muirfield Investors, Inc. and R. Meeder & Associates, Inc. - filed as an exhibit to the Registrant's Post-Effective Amendment No. 43 on February 25, 2000, which exhibit is incorporated herein by reference.

      (q) Powers of Attorney of Trustees of Registrant -- filed as an exhibit to Registrant's Post-Effective Amendment No. 42 on November 29, 1999, which exhibit is incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

            None.

Item 25. Indemnification

            Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 26. Business and Other Connections of Investment Adviser.

            Not applicable.

Item 27. Principal Underwriters.

            Not applicable.

Item 28. Location of Accounts and Records.

            Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or Meeder Asset Management, Inc., at 6125 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of The Huntington National Bank, the Trust's custodian, at 7 Easton Oval, Columbus, OH 43219. All other records are kept in the custody of Meeder Asset Management, Inc. and Mutual Funds Service Co., 6125 Memorial Drive, Dublin, OH 43017.

Item 29. Management Services.

            None

Item 30. Undertakings.

            Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

            Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dublin, and the State of Ohio on the 27th day of April, 2007.

                                        THE FLEX-FUNDS


                                        BY: /s/ James B. Craver
                                            ------------------------------------
                                            James B. Craver, General Counsel

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                               TITLE                         DATE
-------------------------------------   --------------------------------------   --------------

Robert S. Meeder, Jr.*                  President and Trustee                    April 27, 2007
-------------------------------------
Robert S. Meeder, Jr.


James W. Didion*                        Trustee                                  April 27, 2007
-------------------------------------
James W. Didion


/s/ Bruce E. McKibben                   Treasurer, Principal Financial Officer   April 27, 2007
-------------------------------------   and Principal Accounting Officer
Bruce E. McKibben


Jack W. Nicklaus II*                    Trustee                                  April 27, 2007
-------------------------------------
Jack W. Nicklaus II


Walter L. Ogle*                         Trustee                                  April 27, 2007
-------------------------------------
Walter L. Ogle


Stuart M. Allen*                        Trustee                                  April 27, 2007
-------------------------------------
Stuart M. Allen


Anthony V. D'Angelo*                    Trustee                                  April 27, 2007
-------------------------------------
Anthony V. D'Angelo


*By: /s/ James B. Craver                                                         April 27, 2007
     --------------------------------
     James B. Craver

     Executed by James B. Craver on
     behalf of those indicated pursuant to
     Powers of Attorney